Registration No. 333-65887

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 4
TO
FORM S-6

FOR REGISTRATION
UNDER THE SECURITIES ACT OF 1933
OF SECURITIES OF UNIT INVESTMENT TRUSTS
REGISTERED ON FORM N-8B-2

A.	Exact name of Trust:	Massachusetts Mutual Variable Life Separate Account I

B.	Name of Depositor:	Massachusetts Mutual Life Insurance Company

C.	Complete address of Depositor's principal executive offices:	1295 State Street Springfield, MA 01111

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b) of Rule 485.

X	on May 1, 2002 pursuant to paragraph (b) of Rule 485.

60 days after filing pursuant to paragraph (a)(1) of Rule 485 on May 1, 2002 pursuant to paragraph (a)(1) of Rule 485.

this post effective amendment designates a new effective date for a previously filed post effective amendment.

CROSS REFERENCE TO ITEMS REQUIRED
BY FORM N-8B-2

Item No. of Form N-8B-2	Caption
1	Cover Page; Glossary; The Separate Account
2	Cover Page; The Separate Account
3	Investments of the Separate Account
4	Sales and Other Agreements
5	The Separate Account
6	The Separate Account
7	Not Applicable
8	Not Applicable
9	Legal Proceedings
10	Cover Page; Premiums; Death Benefits Under the Policy; Free Look
Provision; Account Value; Policy Loan Privilege; The Separate
Account; Charges Under the Policy; Sales and Other Agreements;
When We Pay Proceeds; Payment Options; Our Rights; Your Voting
Rights
11	The Separate Account
12	The Separate Account; Sales and Other Agreements
13	The Separate Account; Charges Under the Policy
14	Premiums; The Separate Account; Sales and Other Agreements
15	Premiums; The Separate Account
16	The Separate Account; Investment Return
17	Account Value; The Separate Account; Cash Surrender Value; Withdrawals; Payment Options
18	The Separate Account

CROSS REFERENCE TO ITEMS REQUIRED
BY FORM N-8B-2

Item No. of Form N-8B-2	Caption
20	Not Applicable
21	Policy Loan Privilege
22	Not Applicable
23	Bonding Arrangement
24	Limits on Our Right to Challenge the Policy; Suicide Exclusion; Misstatement of Age or Gender; Assignment; Beneficiary; Our Rights; The Separate Account
25	Cover Page
26	Not Applicable
27	Cover Page; The Separate Account
28	Directors of MassMutual
29	Cover Page
30	Not Applicable
31	Not Applicable
32	Not Applicable
33	Not Applicable
34	Not Applicable
35	Cover Page
36	Not Applicable
37	Not Applicable
38	Sales and Other Agreements
39	Sales and Other Agreements

CROSS REFERENCE TO ITEMS REQUIRED

  BY FORM N-8B-2

Item No. of Form N-8B-2	Caption
40	Sales and Other Agreements
41	Sales and Other Agreements
42	Not Applicable
43	Sales and Other Agreements
44	The Separate Account; Investment Return; Charges for Federal Income Tax; Account Value; Charges Under the Policy
45	Not Applicable
46	The Separate Account; Investment Return
47	The Separate Account
48	The Separate Account
49	Not Applicable
50	The Separate Account
51	Cover Page; Underwriting; Availability; Beneficiary; Reinstatement; Premiums; Free Look Provision
52	The Separate Account; Our Rights
53	Federal Income Tax Considerations
54	Not Applicable
55	Not Applicable
56	Not Applicable
57	Not Applicable
58	Not Applicable
59	Financial Statements

  Massachusetts Mutual Life Insurance Company

  FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE

  This prospectus describes a flexible premium variable adjustable life insurance policy offered by Massachusetts Mutual Life Insurance Company (“MassMutual”). The policy provides lifetime insurance protection for as long as it remains in force.

  You, the policyowner, may allocate the net premium for Your policy among several investment options. These investment options include a Guaranteed Principal Account (“GPA”) and forty-two Separate Account Divisions of a segment of Massachusetts Mutual Variable Life Separate Account I. Each of the Separate Account Divisions invests in a corresponding Fund. The Separate Account Divisions invest in the following Funds:

  MML Series Investment Fund
  MML Emerging Growth Fund
  MML Growth Equity Fund
  MML Large Cap Value Fund
  MML OTC 100 Fund
  MML Small Cap Growth Equity Fund
  MML Small Cap Equity Fund*
  MML Equity Fund
  MML Equity Index Fund – Class II Shares
  MML Blend Fund
  MML Managed Bond Fund

  Panorama Series Fund, Inc.
  Panorama Growth Portfolio
  Panorama Total Return Portfolio
  Oppenheimer International Growth Fund/VA

  MFS® Variable Insurance Trust  SM
  MFS® New Discovery Series
  MFS® Emerging Growth Series
  MFS® Research Series

  T. Rowe Price Equity Series, Inc.
  T. Rowe Price New America Growth Portfolio
  T. Rowe Price Mid-Cap Growth Portfolio

  Fidelity® Variable Insurance Products Fund II
  Fidelity® VIP II Contrafund® Portfolio – Service Class

  Fidelity® Variable Insurance Products Fund
  Fidelity® VIP Growth Portfolio – Service Class

  Oppenheimer Variable Account Funds
  Oppenheimer Global Securities Fund/VA
  Oppenheimer Main Street® Small Cap Fund/VA
  Oppenheimer Aggressive Growth Fund/VA
  Oppenheimer Capital Appreciation Fund/VA
  Oppenheimer Main Street® Growth & Income     Fund/VA
  Oppenheimer Multiple Strategies Fund/VA
  Oppenheimer High Income Fund/VA
  Oppenheimer Strategic Bond Fund/VA
  Oppenheimer Bond Fund/VA
  Oppenheimer Money Fund/VA

  Goldman Sachs Variable Insurance Trust
  Goldman Sachs VIT International Equity Fund
  Goldman Sachs VIT Capital Growth Fund
  Goldman Sachs VIT Mid Cap Value Fund
  Goldman Sachs VIT CORE  SM U.S. Equity Fund
  (CORE  SM is a service mark of Goldman Sachs & Co.)
  Goldman Sachs VIT Growth and Income Fund

  T. Rowe Price Fixed Income Series, Inc
  T. Rowe Price Limited-Term Bond Portfolio

  Janus Aspen Series
  Janus Aspen Balanced Portfolio
  Janus Aspen Capital Appreciation Portfolio
  Janus Aspen Worldwide Growth Portfolio

  American Century® Variable Portfolios, Inc.
  American Century VP Income & Growth Fund
  American Century VP International Fund
  American Century VP Value Fund

  *Prior to May 1, 2002, this Fund was called the MML Small Cap Value Equity Fund.

  The policy is “flexible” because You may select the timing and amount of premium payments. The policy is “adjustable” because You may choose to increase or decrease the death benefit and change the death benefit option under the policy. The policy is “variable” because the death benefit may, and cash surrender value will, vary in accordance with the underlying investment experience of the Separate Account Division where your account value is held.

  MassMutual is a global, diversified financial services organization providing life insurance, long-term care, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851.

  May 1, 2002

  The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

  This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any state where the offer or sale is not permitted. This prospectus is valid only when accompanied by the prospectuses of the Funds.

  You should read and retain this prospectus.

  Replacing existing insurance with the policy described in this prospectus may not be to your advantage.

  The policy is not available in all jurisdictions. This prospectus is not an offering in any jurisdiction where the policy is not available. MassMutual has not authorized any person to make any representations about the policy other than those contained in this prospectus.

  Part I - General Provisions Of The Policy

  This section of the prospectus describes the general provisions of the policy and is subject to the terms of the policy.

  In the event of a conflict between the terms within this prospectus and the terms of the policy, the policy terms will control.

  Certain provisions of the policy as described in this prospectus may differ in a particular state because of specific state requirements.

  We define the following terms in Appendix A:

Case, Insured, Issue Date, Monthly Calculation Date, Net Premium, Policy Anniversary, Policy Date, Policy Year, Policyowner, Valuation Date, Valuation Period and Valuation Time.

  Throughout the prospectus, MassMutual is referred to as We, Us or Our, and the policyowner is referred to as You or Your.

  Availability.

  The policy is available on a case basis. We may define a case as one person. All policies within a case are aggregated for purposes of determining policy dates, loan rates and underwriting requirements. If an individual owns the policy as part of an employer sponsored program, he or she may exercise all rights and privileges under the policy through their employer or other sponsoring entity acting as case administrator. After termination of the employment or other relationship, the individual may exercise such rights and privileges directly with MassMutual.

  The minimum total selected face amount is $50,000 per policy. At the time of issue, the insured must be age 20 through age 85 as of his/her birthday nearest the policy date.

  Employer Trust for the Group Policy
  The Strategic Variable Life® Plus Trust (the “Employer Trust”) has been established in conjunction with a Rhode Island bank (the “Trustee”) for plan sponsors interested in obtaining insurance coverage in group form under certificates. The group policy (group flexible premium variable life insurance policy) is issued to the employer trust by Us in the state of Rhode Island, where the group policy has been filed and approved by the Commissioner of Insurance. The trustee is the owner of the group policy on behalf of the plan sponsors. The employer trust holds the group policy and distributes certificates to plan sponsors, thereby permitting plan sponsors to obtain insurance coverage on employees in accordance with the group insurance laws in effect in Rhode Island.

  A participation agreement between the plan sponsor and Us establishes and defines a plan sponsor’s status as a participant in the employer trust and its rights and obligations under the group policy. A plan sponsor applies to participate in the employer trust and applies to Us for insurance upon the lives of eligible employees. If approved, We will issue a certificate for each Insured. All premiums are paid and all death benefits are paid by Us to the beneficiary.

  As of the date of this prospectus, the group policy and underlying certificates are only available in the states of Rhode Island and New Jersey.

  Underwriting.

  We currently offer three different underwriting programs:

1. Full underwriting;

2. Simplified issue underwriting*; and

3. Guaranteed issue underwriting*.

  The cost of insurance charges vary depending on the type of underwriting We use.

  *In certain states, guaranteed issue underwriting may be referred to as “limited underwriting” and simplified issue underwriting may be referred to as “simplified underwriting”.

  Charges Under The Policy.

  We deduct certain charges for providing the insurance benefits under Your policy, for administering Your policy, for assuming certain risks and for incurring certain expenses in distributing Your policy. A summary of these charges is as follows, and a more detailed description follows this chart:
	Charges		Current Rate	Guaranteed Rate

Deductions from Premium	Sales Load Charge	Policy years 1 – 7: 10% of premiums up
  to annual cutoff policy premium
  Policy years 8+: 2.5% of premiums up to
  annual cutoff policy premium
  All policy years: 1% of premiums in
  excess of the annual cutoff policy
premium	Policy years 1 – 7: 10% of premiums up
  to annual cutoff policy premium
  Policy years 8+: 2.5% of premiums up to
  annual cutoff policy premium
  All policy years: 1% of premiums in
  excess of the annual cutoff policy
premium

	State Premium Tax Charge		0% to 5% of each premium, depending on Your state’s applicable rate	This charge will always equal the applicable state rate

	Deferred Acquisition Cost Tax Charge		1% of each premium	This charge will always represent the expense to MassMutual of the federal acquisition deferred cost tax

Account Value Charges	Administrative Charge		$5.25 per month ($63.00 annually)	$9.00 per month ($108.00 annually)

Cost of Insurance Charge	A per thousand rate multiplied by the
  amount at risk each month. This charge
  varies by the insured’s gender, issue age
  and tobacco classification; the policy
  year We make the deduction; the rating
  class of Your policy and the underwriting
			classification of the case	The maximum monthly cost of insurance charge for each $1,000 of insurance is shown in the Table of Maximum Monthly Mortality Charges in Your policy

	Face Amount		Issue Age 20-24	Issue Age 20-24
	Charge		Policy years 1-20: $0.00167 per month	Policy years 1-20: $0.00167 per month
	(for fully		of a specified amount	of a specified amount
	underwritten		Policy years 21+: 0	Policy years 21+: 0
	policies	)	Issue Age 25-34	Issue Age 25-34
			Policy years 1-15: $0.00250 per month	Policy years 1-15: $0.00250 per month
			of a specified amount	of a specified amount
			Policy years 16+: 0	Policy years 16+: 0
			Issue Age 35-39	Issue Age 35-39
			Policy years 1-15: $0.00292 per month	Policy years 1-15: $0.00292 per month
			of a specified amount	of a specified amount
			Policy years 16+: 0	Policy years 16+: 0
			Issue Age 40-44	Issue Age 40-44
			Policy years 1-15: $0.00333 per month	Policy years 1-15: $0.00333 per month
			of a specified amount	of a specified amount
			Policy years 16+: 0	Policy years 16+: 0
			Issue Age 45-49	Issue Age 45-49
			Policy years 1-15: $0.00375 per month	Policy years 1-15: $0.00375 per month
			of a specified amount	of a specified amount
			Policy years 16+: 0	Policy years 16+: 0
			Issue Age 50-85	Issue Age 50-85
			Policy years 1-4: $0.01667 per month	Policy years 1-4: $0.01667 per month
			of a specified amount	of a specified amount
			Policy years 5+: 0	Policy years 5+: 0

	Charges	Current Rate	Guaranteed Rate

Separate Account Charges	Mortality and Expense Risks Charge	Policy years 1 through 15: 0.60% annually of each Separate Account Division’s assets	Any policy year: 1.0%
Policy years 16-30: 0.40% annually of each Separate Account Division’s assets
Policy years 31+: 0.30% annually of each Separate Account Division’s assets

Fund Charges		SEE FUND CHARGE TABLE	SEE FUND CHARGE TABLE

Other Charges	Withdrawal Charge	2.0% of the withdrawn amount, but not greater than $25.00	2.0% of the withdrawn amount, but not greater than $25.00

	Substitute Insured Charge	$75.00	$75.00

	Loan Interest	Policy years 1-15: 0.75%
	Crediting Rate	Policy years 16-30: 0.55%	3% (2% in New York)
	Charge	Policy years 31+: 0.45%

  Deductions From Premiums.

  Prior to applying Your premium to the GPA or the selected Separate Account Divisions, We deduct a sales load, state premium tax and a deferred acquisition cost tax charge from Your premium.

  Sales Load.
  We deduct a sales load from Your premium for the expenses related to the sales and distribution of the policies. We will refund a portion of the sales load to You, as part of the cash surrender value, if You surrender Your policy within the first two policy years.

  State Premium Tax Charge.
  States assess premium taxes at various rates. We currently deduct the applicable state rate from each premium to cover premium taxes assessed against MassMutual by the states. The state rate will be either the Massachusetts rate or the applicable state rate.

  We may increase or decrease this charge if there is any change in the tax or change of residence. You should notify MassMutual of any residence change. Any change in this charge will be effective immediately.

  Deferred Acquisition Cost (“DAC”) Tax Charge.
  This charge is related to MassMutual’s federal income tax burden, under Internal Revenue Code Section 848.

  Account Value Charges.
  On each monthly calculation date, We deduct from Your account value the following charges:

1.	An administrative charge;

2.	A cost of insurance charge;

3.	A face amount charge (if applicable); and

4.	Any rider charge (if applicable).

  We deduct these charges from Your account value in proportion to the non-loaned account value in the Separate Account and the GPA.

  1.    Administrative Charge.
  We deduct a monthly charge for costs We incur for providing certain administrative services. These services include premium billing and collection, record keeping, processing claims, and communicating with policyowners.

  2.    Cost of Insurance Charge.
  (We refer to this charge as the “Mortality Charge” in Your policy.)
  We deduct a cost of insurance charge on each monthly calculation date. This charge is based on the:

•	Insured’s gender;

•	Insured’s issue age;

•	Insured’s tobacco use classification;

•	Policy year in which We make the deduction;

•	Rating class of the policy; and

•	Underwriting classification of the case.

  This charge may vary monthly because it is determined by multiplying the applicable cost of insurance rates by the amount at risk each policy month. We will apply any change in this charge to all policies in the same class.

  3.    Face Amount Charge.
  We currently deduct a monthly face amount charge from policies that are issued under a full underwriting basis. We use this charge to reimburse Us for the costs associated with performing full underwriting on potential policyowners. We base this charge on the greater of the initial selected face amount or the first premium multiplied by the applicable minimum face amount percentage found in Appendix D of this prospectus. The charge will not be based on an amount greater than $10 million. This charge is fixed for a set number of policy years.

  4.    Rider Charge.
  We will deduct applicable monthly rider charges for any additional benefits We provide to You by rider.

  Separate Account Charges.

  Mortality And Expense Risk Charge.
  (We refer to this charge as the “Net Investment Factor Asset Charge” in Your policy.)
  We charge the Separate Account Divisions for the mortality and expense risks We assume. This charge varies by policy year, and We deduct it from the value of each Separate Account Division’s assets attributable to the policies.

  The mortality risk We assume is that the group of lives insured under Our policies may, on average, live for shorter periods of time than We estimated. The expense risk We assume is that Our costs of issuing and administering policies may be more than We estimated.

  If all the money We collect from this charge is not needed to cover death benefits and expenses, it will be Our gain. We will use this gain for any purpose, including payment of sales commissions. If the money We collect is insufficient, We will still provide for all death benefits and expenses.

  Charges For Federal Income Taxes.
  We do not currently charge the Separate Account Divisions for federal income taxes attributable to them. However, We reserve the right to eventually charge the Separate Account Divisions to provide for future federal income tax liability of the Separate Account Divisions.

  Fund Charges.

  The value of the Separate Account Divisions’ assets will reflect investment management fees and other expenses of the Funds. The following table shows the Funds’ total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 2001:

Fund / Portfolio Name	Manage- ment Fees	Other Expenses		12b-1 fees	Total Fund Expenses After Expense Reimburse- ments
American Century VP International Fund	1.26%	0.00%			1.26%
American Century VP Income & Growth Fund	0.70%	0.00%			0.70%
American Century VP Value Fund	0.97%	0.00%			0.97%
Fidelity® VIP II Contrafund® Portfolio – Service Class	0.58%	0.10%		0.10%	0.78	% (1)
Fidelity® VIP Growth Portfolio – Service Class	0.58%	0.10%		0.10%	0.78	% (1)
Goldman Sachs VIT Capital Growth Fund	0.75%	0.25	% (2)		1.00	% (2)
Goldman Sachs VIT CORE SM U.S. Equity Fund	0.70%	0.11	% (2)		0.81	% (2)
Goldman Sachs VIT Growth and Income Fund	0.75%	0.25	% (2)		1.00	% (2)
Goldman Sachs VIT International Equity Fund	1.00%	0.35	% (2)		1.35	% (2)
Goldman Sachs VIT Mid Cap Value Fund	0.80%	0.13	% (2)		0.93	% (2)
Janus Aspen Balanced Portfolio – Institutional Shares	0.65%	0.01%			0.66%
Janus Aspen Capital Appreciation Portfolio – Institutional Shares	0.65%	0.01%			0.66%
Janus Aspen Worldwide Growth Portfolio – Institutional Shares	0.65%	0.04%			0.69%
MFS Emerging Growth Series	0.75%	0.11	% (3)		0.86%
MFS New Discovery Series	0.90%	0.15	% (4)		1.05%
MFS Research Series	0.75%	0.14	% (5)		0.89%
MML Blend Fund	0.38%	0.02	% (7)		0.40%
MML Emerging Growth Fund	1.05%	0.11	% (7)		1.16%
MML Equity Fund	0.37%	0.03	% (7)		0.40%
MML Equity Index Fund – Class II Shares	0.10%	0.16	% (6)		0.26%
MML Growth Equity Fund	0.80%	0.11	% (7)		0.91%
MML Large Cap Value Fund	0.80%	0.07	% (7)		0.87%
MML Managed Bond Fund	0.47%	0.01	% (7)		0.48%
MML OTC 100 Fund	0.45%	0.11	% (7)		0.56%
MML Small Cap Growth Equity Fund	1.07%	0.08	% (7)		1.15%
MML Small Cap Equity Fund (8)	0.65%	0.04	% (7)		0.69%
Oppenheimer Aggressive Growth Fund/VA	0.64%	0.04%			0.68%
Fund / Portfolio Name	Manage- ment Fees		Other Expenses	12b-1 fees	Total Fund Expenses After Expense Reimburse- ments
Oppenheimer Bond Fund/VA	0.72%		0.05%		0.77%
Oppenheimer Capital Appreciation Fund/VA	0.64%		0.04%		0.68%
Oppenheimer Global Securities Fund/VA	0.64%		0.06%		0.70%
Oppenheimer High Income Fund/VA	0.74%		0.05%		0.79%
Oppenheimer International Growth Fund/VA	1.00%		0.05%		1.05%
Oppenheimer Main Street Growth & Income Fund/VA	0.68%		0.05%		0.73%
Oppenheimer Main Street Small Cap Fund/VA	0.75%		0.30%		1.05%
Oppenheimer Money Fund/VA	0.45%		0.07%		0.52%
Oppenheimer Multiple Strategies Fund/VA	0.72%		0.04%		0.76%
Oppenheimer Strategic Bond Fund/VA	0.74	% (9)	0.05%		0.79%
Panorama Growth Portfolio	0.62%		0.02%		0.64%
Panorama Total Return Portfolio	0.63%		0.02%		0.65%
T. Rowe Price Limited-Term Bond Portfolio	0.70%		0.00%		0.70%
T. Rowe Price Mid-Cap Growth Portfolio	0.85%		0.00%		0.85%
T. Rowe Price New America Growth Portfolio	0.85%		0.00%		0.85%
  (1)  Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including these reductions, the other expenses for the VIP Growth Portfolio would have been 0.07%, decreasing the VIP Growth Portfolio’s total fund expenses to 0.75%; the other expenses for the VIP II Contrafund Portfolio (Service Class) were 0.06%, decreasing the VIP II Contrafund Portfolio’s (Service Class) total fund expenses to 0.74%.

  (2)  Goldman Sachs Asset Management and Goldman Sachs Asset Management International, the investment advisers to the Funds, have voluntarily agreed to reduce or limit certain “Other Expenses” of such Funds (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed the percentage stated in the table, as calculated per annum, of such Funds’ average daily net assets, respectively. The expenses shown include these expense reductions and limitations. If not included, the “Other Expenses” and “Total Operating Expenses” for the Goldman Sachs VIT Capital Growth Fund, Goldman Sachs VIT Mid Cap Value Fund, Goldman Sachs VIT CORE U.S. Equity Fund, Goldman Sachs VIT Growth and Income Fund, and the Goldman Sachs VIT International Equity Fund would be 0.94% and 1.69%, 0.14% and 0.94%, 0.12% and 0.82%, 0.42% and 1.17%, and 1.05% and 2.05%, respectively of each Fund’s average daily net assets and are based on actual expenses for the fiscal year ended December 31, 2001. In no event would the “Other Expenses” for the Goldman Sachs VIT Mid Cap Value Fund or the Goldman Sachs VIT CORE U.S. Equity Fund exceed 0.25% and 0.20%, respectively, of each Fund’s average daily net assets for the calendar year December 31, 2001. The expense reductions or limitations may be discontinued or modified by the Investment Advisers at their discretion at any time.

  (3)  The MFS Emerging Growth Series has an expense offset arrangement which reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The MFS Emerging Growth Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. The other expenses for the MFS Emerging Growth Series take into account these expense reductions, and are therefore lower than the actual expenses of the series. Had these fee reductions not been taken into account, total operating expenses for the MFS Emerging Growth Series would be equal to 0.87%.

  (4)  The MFS New Discovery Series has an expense offset arrangement which reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The MFS New Discovery Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. The other expenses for the MFS New Discovery Series take into account these expense reductions, and are therefore lower than the actual expenses of the series. MFS has contractually agreed, subject to reimbursement, to bear expenses for the New Discovery Series such that the series’ “Other Expenses” (after taking into account the expense offset arrangement described above), does not exceed 0.15% of the daily net assets of the series during the current fiscal year. Had these fee reductions not been taken into account, total operating expenses would be equal to 1.09%.

  (5)  The MFS Research Series had an expense offset arrangement which reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The MFS Research Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. The other expenses for the MFS Research Series take into account these expense reductions, and are therefore lower than the actual expenses of the series. Had these fee reductions not been taken into account, total operating expenses would be equal to 0.90% for Research Series.

  (6)  Effective February 28, 2002, MassMutual has agreed, through April 30, 2004, to bear the expenses (other than interest, taxes, brokerage commissions and extraordinary expenses) to the extent that total operating expenses, as a percentage of average daily net assets, exceed 0.26%. If not included, the Total Operating Expenses for this Fund in 2001 would be 0.34%.

  (7)  MassMutual has agreed to bear expenses of the MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Large Cap Value Fund, MML Growth Equity Fund, MML OTC 100 Fund, MML Small Cap Equity Fund, MML Small Cap Growth Equity Fund and MML Emerging Growth Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2003. The expenses shown for MML Growth Equity Fund, MML OTC 100 Fund, and MML Emerging Growth Fund include this reimbursement. If not included, the Other Expenses for these Funds in 2001 would have been 0.19% for the MML Growth Equity Fund, 0.26% for the MML OTC 100 Fund and 0.32% for the MML Emerging Growth Fund. We did not reimburse any expenses of the MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Large Cap Value Fund, MML Small Cap Equity Fund and MML Small Cap Growth Equity Fund in 2001.

  (8)  Prior to May 1, 2002, this Fund was called MML Small Cap Value Equity Fund.

  (9)  OppenheimerFunds, Inc. (OFI) will reduce the management fee by 0.10% as long as the fund’s trailing 12-month performance at the end of the quarter is in the fifth Lipper peer-group quintile; and by 0.05% as long as it is in the fourth quintile. The waiver is voluntary and may be terminated by the Manager at any time.

  (See the funds’ prospectuses for more information.)
  Other Charges.

  Withdrawal Charges.
  We deduct a charge from each withdrawal.

  Loan Interest Rate Expense Charge.
  We deduct a charge from the loan interest rate. This charge reimburses us for expenses We incur for administering Your loan. The charge varies by policy year.

  Substitute Insured Charge.
  We charge an administrative fee if You transfer the policy to the life of a substitute insured.

  Reduction of Charges.
  We may reduce or eliminate certain charges (sales load, administrative charge, cost of insurance charge, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to Us. These charges may be reduced in certain group, sponsored arrangements or special exchange programs made available by Us. Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

•	The number of insureds;

•	The total premium expected to be paid;

•	Total assets under management for the policyowner;

•	The nature of the relationship among individual insureds;

•	The purpose for which the policies are being purchased;

•	The expected persistency of individual policies; and

•	Any other circumstances which are rationally related to the expected reduction in expenses.

  The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to policyowners which reflects differences in costs of services.

  The Separate Account.

  Our Board of Directors established the Separate Account on July 13, 1988 in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Securities and Exchange Commission does not supervise MassMutual’s or the Separate Account’s management or investment practices. Under Massachusetts law, however, the Division of Insurance of the Commonwealth of Massachusetts regulates both Us and the Separate Account.

  We establish designated segments of the Separate Account to receive and invest premiums for other MassMutual variable life insurance policies. We have established a segment for the policies.

  Although the Separate Account assets are assets of MassMutual, We cannot use those Separate Account assets equal to the reserves and other liabilities of the Separate Account attributable to the policies to satisfy any obligations that may arise out of any other business We conduct. The Separate Account assets may, however, be subject to liabilities arising from other variable life insurance policies funded by the Separate Account. We may at Our discretion transfer those assets which exceed the reserves and other liabilities of the Separate Account to Our general account. Such transfers will not adversely affect the Separate Account.

  We credit or charge the Separate Account Divisions with the Divisions’ income and realized or unrealized gains or losses without regard to any of MassMutual’s other income, gains, or losses.

  MassMutual may accumulate in the Separate Account the mortality and expense risks charge, account value charges and investment results applicable to those assets that are in excess of net assets supporting the policies.

  MassMutual has the right to establish additional divisions of the Separate Account. We will invest amounts credited to any additional divisions in shares of other Funds. We have the right to substitute new Funds for any Separate Account Divisions. If We do this, We will obtain prior approval from all of the necessary regulatory authorities. We will also give You notice of Our intent to do this.

  Investments Of The Separate Account.
  We have established a segment within the Separate Account to receive and invest premium payments for the policies. We have established forty-two Separate Account Divisions within the policies’ designated segment of the Separate Account. Each Separate Account Division invests in a corresponding Fund as follows:

Division	Fund

MML Emerging Growth Division	MML Emerging Growth Fund

MML Growth Equity Division	MML Growth Equity Fund

MML Large Cap Value Division	MML Large Cap Value Fund

MML OTC 100 Division	MML OTC 100 Fund

MML Small Cap Growth Equity Division	MML Small Cap Growth Equity Fund

MML Small Cap Equity Division*	MML Small Cap Equity Fund*

MML Equity Division	MML Equity Fund

MML Equity Index Division	MML Equity Index Fund – Class II Shares

MML Blend Division	MML Blend Fund

MML Managed Bond Division	MML Managed Bond Fund

Oppenheimer Global Securities Division	Oppenheimer Global Securities Fund/VA

Oppenheimer Main Street Small Cap Division	Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Aggressive Growth Division	Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Capital Appreciation Division	Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Main Street Growth & Income Division	Oppenheimer Main Street Growth & Income Fund/VA

Oppenheimer Multiple Strategies Division	Oppenheimer Multiple Strategies Fund/VA

Oppenheimer High Income Division	Oppenheimer High Income Fund/VA

Oppenheimer Strategic Bond Division	Oppenheimer Strategic Bond Fund/VA

Oppenheimer Bond Division	Oppenheimer Bond Fund/VA

Oppenheimer Money Division	Oppenheimer Money Fund/VA

Oppenheimer International Growth Division	Oppenheimer International Growth Fund/VA

Division	Fund

Panorama Growth Division	Panorama Growth Portfolio

Panorama Total Return Division	Panorama Total Return Portfolio

MFS New Discovery Division	MFS New Discovery Series

MFS Emerging Growth Division	MFS Emerging Growth Series

MFS Research Division	MFS Research Series

Goldman Sachs International Equity Division	Goldman Sachs VIT International Equity Fund

Goldman Sachs Capital Growth Division	Goldman Sachs VIT Capital Growth Fund

Goldman Sachs Mid Cap Value Division	Goldman Sachs VIT Mid Cap Value Fund

Goldman Sachs CORE SM U.S. Equity Division	Goldman Sachs VIT CORE SM U.S. Equity Fund

Goldman Sachs Growth and Income Division	Goldman Sachs VIT Growth and Income Fund

T. Rowe Price New America Growth Division	T. Rowe Price New America Growth Portfolio

T. Rowe Price Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Limited- Term Bond Division	T. Rowe Price Limited- Term Bond Portfolio

Fidelity VIP II Contrafund Division	Fidelity VIP II Contrafund Portfolio – Service Class

Fidelity VIP Growth Division	Fidelity VIP Growth Portfolio – Service Class

Janus Aspen Balanced Division	Janus Aspen Balanced Portfolio

Janus Aspen Capital Appreciation Division	Janus Aspen Capital Appreciation Portfolio

Janus Aspen Worldwide Growth Division	Janus Aspen Worldwide Growth Portfolio

American Century VP Income & Growth Division	American Century VP Income & Growth Fund

American Century VP International Division	American Century VP International Fund

American Century VP Value Division	American Century VP Value Fund

  *Prior to May 1, 2002, the MML Small Cap Equity Division was called the MML Small Cap Value Equity Division and the MML Small Cap Equity Fund was called the MML Small Cap Value Equity Fund.
  The investment funds available through the policy are offered by eleven investment companies and trusts. They each provide an investment vehicle for the separate investment accounts of variable life policies and variable annuity contracts offered by companies such as MassMutual. Shares of these organizations are not offered to the general public.

  The assets of certain variable life insurance separate accounts offered by MassMutual and by other affiliated and non-affiliated life insurers are invested in shares of these funds. Because these separate accounts are invested in the same underlying funds, it is possible that conflicts could arise between policyowners and owners of the variable annuity contracts.

  The boards of trustees or boards of directors of the funds will follow procedures developed to determine whether conflicts have arisen. If a conflict exists, the boards will notify the insurers and they will take appropriate action to eliminate the conflicts.

  We purchase the shares of each fund for the division at net asset value. All dividends and capital gain distributions received from a fund are automatically reinvested in that fund at net asset value, unless MassMutual, on behalf of the Separate Account, elects otherwise. We redeem shares of the funds at their net asset values as needed to make payments under the policies.

  Some of the funds offered are similar to, or are “clones” of, mutual funds offered in the retail marketplace. These “clone” funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds’ sizes, dates shares of stock are purchased and sold, cash flows and expenses. Thus, while the performance of the retail funds may be informative, you should remember that such performance is not the performance of the funds that support the policy. It is not an indication of future performance of the policy funds.

  There is no assurance that the Funds will achieve stated objectives. The Fund prospectuses contain more detailed information about the Funds. Current copies of the Fund prospectuses are included with this prospectus. You should read the information contained in the Funds’ prospectuses before making allocations to any Division of the Separate Account.

  Rates of Return

  From time to time, we may report different types of historical performance for the divisions of the Separate Account available under this policy. These returns will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk charge. The returns do not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

  From time to time, we may also report different types of actual historical performance of the investment funds underlying each division of the Separate Account. The returns we report for these funds will reflect the fund operating expenses; they will not reflect the Mortality and Expense Risk charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

  We currently post investment monthly performance reports for Strategic Variable Life® Plus on our Web site at massmutual.com. You can also request a copy of the most recent report from your personal financial representative or by calling our Large Corporate Markets Service Center at 1-800-665-2654, Monday - Friday, 8 AM to 8 PM eastern time. Questions about the information in these reports should be directed to your personal financial representative.

  On request, we will provide an illustration of account values and net surrender values for hypothetical Insureds of given ages, genders, risk classifications, premium levels and Initial Face Amounts. We will base the illustration either on actual historic fund performance or on a hypothetical investment return. The hypothetical return will be between 0% and 12%. The illustration will show how the death benefit and net surrender value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized). The net surrender value figures will assume all fund charges, the mortality and expense risk charge, and all other policy charges are deducted. The account value figures will assume all charges except the surrender charge are deducted.

  We may also distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500 Stock Index and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the accumulation unit values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

  The rates return we report will not be illustrative of how actual investment performance will affect the benefits under the policy (see, however, Illustrations of Death Benefits (Options 1, 2 & 3), Cash Surrender Values and Accumulated Premiums, Appendix B). Neither are they necessarily indicative of future performance as past performance is no indication of future results. Actual rates may be higher or lower than those reported. You may, however, consider the rates of returns we report in assessing the competence and performance of the funds’ investment advisers.

  MML Series Investment Fund (“MML Trust”)

  MML Trust is a no-load, open-end, investment company.

  MassMutual serves as investment adviser to the MML Trust. MassMutual has entered into sub-advisory agreements with David L. Babson & Company (“Babson”), which is a controlled subsidiary of MassMutual, whereby Babson manages the investments of the MML Blend Fund, MML Managed Bond Fund and the MML Small Cap Equity Fund. Babson also manages a portion of the MML Equity Fund.

  MML Emerging Growth Fund
  Sub-adviser: RS Investment Management, L.P.
  The MML Emerging Growth Fund seeks capital appreciation by investing primarily in smaller, rapidly growing, emerging companies.

  MML Growth Equity Fund
  Sub-adviser: Massachusetts Financial Services Company
  The MML Growth Equity Fund seeks long-term growth of capital and future income by investing primarily in equity securities of companies with long-term growth potential.

  MML Large Cap Value Fund
  Sub-adviser: Davis Advisors (formerly known as Davis Selected Advisors, L.P.)
  The MML Large Cap Value Fund seeks both capital growth and income by investing in high-quality, large-capitalization companies in the S&P 500 Index®.

  MML OTC 100 Fund
  Sub-adviser: Deutsche Asset Management, Inc.
  The MML OTC 100 Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the largest publicly traded over-the-counter common stocks by investing primarily in companies listed in the NASDAQ 100 Index®.

  NASDAQ 100 Index® is a registered service mark of The Nasdaq Stock Market, Inc. (“NASDAQ”). The NASDAQ 100 Index® is composed and calculated by NASDAQ without regard to the Fund. Nasdaq makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index® or its use or any data included therein.

  MML Small Cap Growth Equity Fund
  Sub-advisers: Wellington Management Company, LLP and Waddell & Reed Investment Management Company.
  The MML Small Cap Growth Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies with long-term growth potential.

  MML Small Cap Equity Fund*
  Sub-adviser: David L. Babson & Company, Inc.
  The MML Small Cap Equity Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

  *Prior to May 1, 2002, this Fund was called the MML Small Cap Value Equity Fund.

  MML Equity Fund
  Sub-adviser: David L. Babson & Company, Inc. & Alliance Capital Management L.P.
  The MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

  MML Equity Index Fund – Class II Shares
  Sub-adviser: Deutsche Asset Management, Inc.
  The MML Equity Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®.

  The S&P 500 Index® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.

  MML Blend Fund
  Sub-adviser: David L. Babson & Company, Inc.
  The MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed income, and money market securities.

  MML Managed Bond Fund
  Sub-adviser: David L. Babson & Company, Inc.
  The MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade fixed income instruments.

  Oppenheimer Variable Account Funds (“Oppenheimer Funds”)

  The Oppenheimer Funds is an open-end investment company. The Oppenheimer Funds are advised by OppenheimerFunds, Inc. (“OFI”). OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers of OFI and ultimately controlled by MassMutual. OFI is located at 498 Seventh Avenue, New York, New York 10018.

  Oppenheimer Capital Appreciation Fund/VA
  The Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation by investing mainly in equity securities of well-known, established companies.

  Oppenheimer Aggressive Growth Fund/VA
  The Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in companies believed to have significant growth potential.

  Oppenheimer Global Securities Fund/VA
  The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation. It invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

  Oppenheimer Main Street Small Cap Fund/VA
  The Oppenheimer Main Street Small Cap Fund/VA seeks capital appreciation by investing mainly in common stocks of small-cap companies (market capitalization of up to $2.5 billion) believed to have favorable business trends or prospects.

  Oppenheimer Strategic Bond Fund/VA
  The Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities. It invests in three market sectors: debt securities of foreign governments and companies; U.S. Government securities; and lower-rated, high-yield securities of U.S. and foreign companies.

  Oppenheimer Main Street Growth & Income Fund/VA
  The Oppenheimer Main Street Growth & Income Fund/VA seeks high total return (which includes share-value growth and current income) from equity and debt securities. It invests mainly in common stocks of U.S. companies.

  Oppenheimer Money Fund/VA
  The Oppenheimer Money Fund/VA seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.

  Oppenheimer Multiple Strategies Fund/VA
  The Oppenheimer Multiple Strategies Fund/VA seeks a total investment return, which includes current income and share-value growth. It allocates its investments among common stocks, debt securities, and money market instruments.

  Oppenheimer High Income Fund/VA
  The Oppenheimer High Income Fund/VA seeks a high level of current income. It invests mainly in lower-rated, high-yield, fixed-income securities, commonly known as “junk bonds.” They are subject to a greater risk of loss of principal and non-payment of interest than are higher-rated securities.

  Oppenheimer Bond Fund/VA
  The Oppenheimer Bond Fund/VA seeks, primarily, high current income, and secondarily, capital growth. It invests mainly in investment-grade debt securities.

  Panorama Series Fund, Inc. (“Panorama Fund”)

  Panorama Fund is an open-end investment company. OFI is the investment adviser to the Panorama Fund.

  Oppenheimer International Growth Fund/VA
  The Oppenheimer International Growth Fund/VA seeks long-term growth of capital by investing mainly in common stocks of foreign “growth-type” companies listed on foreign stock exchanges.

  Panorama Growth Portfolio
  The Panorama Growth Portfolio seeks primarily long-term growth of capital by investing mainly in common stocks with low price-to-earnings ratios and better-than-anticipated earnings. Current income is a secondary goal.

  Panorama Total Return Portfolio
  The Panorama Total Return Portfolio seeks to maximize total investment return (including capital appreciation and income) by allocating its assets among stocks, corporate bonds, U.S. Government securities, and money market instruments according to changing market conditions.

  Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”)

  The Goldman Sachs VIT offers shares of its funds to separate accounts of participating life insurance companies.

  Goldman Sachs Asset Management (“GSAM”) serves as investment adviser to the Goldman Sachs VIT Growth and Income Fund, Goldman Sachs VIT CORE  SM U.S. Equity Fund, Goldman Sachs VIT Capital Growth Fund, and Goldman Sachs VIT Mid Cap Value Fund. GSAM is located at 32 Old Slip, New York, N.Y. 10005.

  Goldman Sachs Asset Management International (“GSAMI”) serves as investment adviser to the Goldman Sachs VIT International Equity Fund. GSAMI is located at Procession House, 55 Ludgate Hill, London, England EC4M JW.

  Goldman Sachs VIT International Equity Fund
  The Goldman Sachs VIT International Equity Fund seeks long-term capital appreciation. Invests, under normal circumstances, at least 80% of its net assets plus any borrowing for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in companies that are organized outside the U.S., or whose securities are principally traded outside the U.S.

  Goldman Sachs VIT Capital Growth Fund
  The Goldman Sachs VIT Capital Growth Fund seeks long-term growth of capital by investing, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at the time of purchase in a diversified portfolio of equity investments that are considered by the investment adviser to have long-term capital appreciation potential.

  Goldman Sachs VIT Mid Cap Value Fund
  The Goldman Sachs VIT Mid Cap Value Fund seeks long-term capital appreciation. Invests, under normal circumstances, at least 80% of its net assets plus any borrowing for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in mid-capitalization issuers within the range of the market capitalization of companies constituting the Russell Midcap Value Index at the time of investment.

  Goldman Sachs VIT CORE  SM U.S. Equity Fund
  The Goldman Sachs VIT CORE U.S. Equity Fund seeks long-term growth of capital and dividend income. Invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

  Goldman Sachs VIT Growth and Income Fund
  The Goldman Sachs VIT Growth and Income Fund seeks long-term growth of capital and growth of income. Invests, under normal circumstances, a least 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in equity investments that are considered by the Investment Adviser to have favorable prospects for capital appreciation and/or dividend-paying ability.

  MFS® Variable Insurance Trust SM (“MFS Trust”)

  The MFS Trust is an open-end, management investment company.

  Massachusetts Financial Services Company (“MFS”) is the investment adviser to the MFS Trust. MFS is a Delaware corporation and is located at 500 Boylston Street, Boston, Massachusetts 02116.

  MFS New Discovery Series
  The MFS New Discovery Series seeks capital appreciation. It normally invests at least 65% of its net assets in equity securities of smaller emerging-growth companies.

  MFS Emerging Growth Series
  The MFS Emerging Growth Series seeks long-term growth of capital. It normally invests at least 65% of its net assets in common stocks and related securities of emerging-growth companies of all sizes.

  MFS Research Series
  The MFS Research Series seeks long-term growth of capital and future income. It normally invests at least 80% of its net assets in common stocks and related securities of companies believed to have favorable prospects for long-term growth.

  T. Rowe Price Equity Series, Inc.

  T. Rowe Price Equity Series, Inc., is a diversified, open-end, investment company.

  T. Rowe Price Associates, Inc. (“T. Rowe Price”), was founded in 1937 and is the investment adviser to the T. Rowe Price Equity Series, Inc. T. Rowe Price has its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202.

  T. Rowe Price Mid-Cap Growth Portfolio
  The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term capital appreciation. It invests in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index or the Russell MidCap Growth Index.

  T. Rowe Price New America Growth Portfolio
  The T. Rowe Price New America Growth Portfolio seeks long-term growth of capital by investing mainly in the common stocks of U.S. companies operating in sectors believed to be the fastest growing in the U.S.

  T. Rowe Price Fixed Income Series, Inc.

  T. Rowe Price Fixed Income Series, Inc., is a diversified, open-end, investment company.

  T. Rowe Price is the investment adviser to the T. Rowe Price Fixed Income Series, Inc.

  T. Rowe Price Limited-Term Bond Portfolio
  The T. Rowe Price Limited-Term Bond Portfolio seeks a high level of income consistent with moderate fluctuation in principal value. The Portfolio invests primarily in investment-grade bonds with an average effective maturity not exceeding five years. Up to 10% of the Portfolio’s assets may be invested in below-investment-grade securities, commonly referred to as “junk bonds,” in an effort to enhance yield.

  Fidelity Variable Insurance Products Fund (“VIP”)

  The Fidelity VIP is an open-end, management investment company.

  Fidelity Management & Research Company (“FMR”) is the investment adviser to the Fidelity VIP Growth Portfolio. FMR is the management arm of Fidelity Investments. Fidelity Investments has its principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109

  Beginning January 1, 2001, FMR Co., Inc. (“FMRC”), serves as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR.

  Fidelity VIP Growth Portfolio – Service Class
  Fidelity VIP Growth Portfolio seeks to achieve capital appreciation. It invests primarily in common stocks of domestic and foreign companies believed to have above-average growth potential.

  Fidelity Variable Insurance Products Fund (“VIP”) II

  Fidelity VIP II is an open-end, management investment company.

  Fidelity Management & Research Company (“FMR”) is the investment adviser to the Fidelity VIP Fund II Contrafund Portfolio.

  Beginning January 1, 2001, FMR Co., Inc. (“FMRC”), serves as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR.

  Fidelity VIP II Contrafund® Portfolio – Service Class
  Fidelity VIP II Contrafund Portfolio seeks long-term capital appreciation. It invests primarily in stocks of domestic and foreign companies whose value FMR believes is not fully recognized by the public.

  Janus Aspen Series (“Janus Aspen”)

  Janus Aspen is an open-end, management investment company.

  Janus Capital is the investment adviser to Janus Aspen. Janus Capital is located at 100 Fillmore Street, Denver, Colorado 80206-4928.

  Janus Aspen Balanced Portfolio – Institutional Shares
  The Janus Aspen Balanced Portfolio seeks long-term capital growth consistent with preservation of capital and balanced by current income, by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

  Janus Aspen Capital Appreciation Portfolio –Institutional Shares
  The Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. The Portfolio invests primarily in common stocks selected for their growth potential. It may invest in companies of any size, from larger, well-established companies to smaller, emerging-growth companies.

  Janus Aspen Worldwide Growth Portfolio –Institutional Shares
  The Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital, by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

  American Century Variable Portfolios, Inc. (“American Century VP”)

  American Century VP is a diversified, open-end, management investment company.

  American Century Investment Management, Inc. (“American Century”), is the investment manager of American Century VP. American Century’s address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

  American Century VP Income & Growth Fund
  American Century VP Income & Growth Fund seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong expected return.

  American Century VP International Fund
  American Century VP International Fund seeks capital growth by investing mainly in stocks of foreign companies with very high earnings potential and revenue growth.

  American Century VP Value Fund
  American Century VP Value Fund seeks long-term capital growth by investing primarily in common stocks of companies believed to be undervalued at the time of purchase. Income is a secondary objective.

  The Guaranteed Principal Account (GPA).

  In addition to the Separate Account, You may allocate net premium or transfer account value to the GPA. Amounts You allocate or transfer to the GPA become part of MassMutual’s general account assets. You do not share in the investment experience of those assets. Rather, We guarantee a 3% rate of return on Your allocated amount. For amounts transferred to the GPA due to a policy loan, the guaranteed rate is the greater of: (a) 3%; and (b) the policy loan rate less 3% (2% in New York).

  Although We are not obligated to credit interest at a rate higher than this minimum. We will credit and guarantee a secondary interest rate, which may be higher, but will never be lower than the minimum for the calendar year 2002. We may also pay a rate of interest in excess of that secondary guarantee for such periods. At Your request, We will inform you of the then applicable rate or rates.

  Because of exemptive and exclusionary provisions, MassMutual has not registered interests in Our general account under the Securities Act of 1933. We also have not registered the general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any interests therein are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

  Premiums.

  There are four premium concepts under the policy:

1. Minimum Case Premium.

2. Minimum Net First Policy Premium.

3. Planned Annual Premium.

4. Annual Cutoff Policy Premium.

  1.    Minimum Case Premium.
  The minimum premium that we require for a case is $250,000 of first year annualized premium.

  2.    Minimum Net First Policy Premium.
  You must pay the minimum net first policy premium and submit the application and all other required forms in good order to Our Home Office before We will issue Your policy. The minimum net first policy premium is twelve times an amount equal to the first month’s account value charges.

  3.    Planned Annual Premium.
  You may elect in the application to pay an annual premium for Your policy. We call this premium Your planned annual premium. Your election of a planned annual premium forms the basis for the premium bills We send You. You may change the amount of Your planned annual premium at any time.

  The amount of your planned annual premium will depend on:

  • The selected face amount of the policy;

  • The insured’s age;

  • The insured’s gender;

  • The insured’s tobacco use classification; and

  • The amount of the first premium paid.

  There is no penalty if You do not pay the planned annual premium. Your payment of this amount does not guarantee coverage for any period of time. Even if You pay planned annual premiums, the policy terminates if the account value becomes insufficient to pay account value charges and the grace period expires without sufficient payment, unless Your policy meets the safety test.

  4.    Annual Cutoff Policy Premium.
  The annual cutoff policy premium for Your policy establishes a threshold for Your policy’s sales loads. If You pay premiums that are below the annual cutoff policy premium, a higher sales load will result than if You pay premiums that exceed the annual cutoff policy premium.

  We set the annual cutoff policy premium on the date We issue Your policy. The amount of the annual cutoff policy premium depends on:

  • The initial selected face amount of the policy;

  • The insured’s age;

  • The insured’s gender; and

  • The insured’s tobacco use classification

  The following table shows the annual cutoff policy premium at certain ages for a policy with a selected face amount of $100,000 in all years, under death benefit option 1.

  ANNUAL CUTOFF POLICY PREMIUM
  LEVEL $100,000 SELECTED FACE AMOUNT
  (DEATH BENEFIT OPTION 1)

	Issue Age
Class	Age	Age	Age
	25	40	55
Male Tobacco	$3,247	$5,315	$8,496

Female Tobacco	$2,666	$4,395	$6,955

Unisex Tobacco	$3,132	$5,131	$8,175

Male Non-Tobacco	$2,639	$4,363	$7,183

Female Non-Tobacco	$2,342	$3,883	$6,325

Unisex Non-Tobacco	$2,580	$4,267	$7,009

Male UniTobacco	$2,867	$4,705	$7,593

Female UniTobacco	$2,431	$4,016	$6,450

Unisex UniTobacco	$2,780	$4,567	$7,359

  Minimum and Maximum Premium Payments.

  While Your policy is in force, You may pay premiums at any time before the death of the insured subject to certain restrictions. The minimum premium payment is $100.00. If You choose the Guideline Premium Test, the maximum premium will be stated on the Schedule Page of Your policy.

  Regardless of whether You choose the Guideline Premium Test or the Cash Value Accumulation Test, We have the right to refund a premium paid in any year if it will increase the net amount at risk under the policy. Premium payments should be sent to Our Home Office or to the address indicated for payment on the premium reminder notice.

  Net Premium Allocation.

  You choose the percentages of Your net premiums to be allocated to the Separate Account Divisions and/or the GPA. You may choose any whole-number percentages as long as the total is 100%. You may allocate net premium payments to a maximum of twenty-one Separate Account Divisions and the GPA at any time.* You may also change Your allocation of future net premiums at any time without charge by written request or by any other means acceptable to Us, including, but not limited to, requests by telephone, facsimile, electronic mail or the internet. To allocate net premiums or to transfer account value to a twenty-second Separate Account Division, You must transfer 100% of the account value from one or more of Your twenty-one selected Separate Account Divisions.

  During Your free look period, we will apply Your first net premium to the Oppenheimer Money Division, provided the premium equals or exceeds the minimum net first policy premium. At the later of the end of the free look period or the date We receive proper notice that You received Your policy, We will apply Your account value to the GPA and/or Separate Account Divisions according to Your instructions and subject to Our current allocation rules.

  *We reserve the right to limit the number of Separate Account Divisions to which You can allocate Your net premiums if the limitation is necessary to protect Your policy’s status as life insurance under federal tax law.

  Termination.

  We will not terminate Your policy for failure to pay premiums. Instead, We will terminate Your policy if on a monthly calculation date:

•	The account value less any policy debt is insufficient to cover the total monthly deduction, and

•	Your policy does not meet the safety test.

  Your policy will then enter a 61-day grace period.

  Grace Period.
  We allow You 61 days to pay any premium necessary to cover an overdue monthly deduction. You will receive a notice from Us which states the overdue amount and premium due. During the 61-day grace period, the policy remains in force. Your policy will terminate without value if We do not receive the premium due by the later of 61 days or 31 days after We have mailed the written notice.

  Safety Test.
  The safety test is a lapse protection feature. If met, this test allows Your policy to stay in force for a period of time even if there is insufficient account value to cover the account value charges. You may not elect death benefit option 2 or 3, and the insured may not be in a substandard rating class for the safety test to apply.

  Your policy meets the safety test on any given monthly calculation date if:

• The sum of premiums paid; less

• Any amounts withdrawn; less

• Any rider charges, if applicable;

  equals or exceeds the sum of monthly safety test premiums on that monthly calculation date and all prior monthly calculation dates during the safety test period.

  If Your policy debt exceeds account value, Your policy will fail the safety test.

  The safety test only applies from the start of the policy date through the safety test’s expiration date. The safety test’s expiration date is the later of the policy anniversary nearest the insured’s 70th birthday, or the tenth policy anniversary.

  The safety test is not available in New York.

  Safety Test Grace Period.
  If Your policy does not meet the safety test on any given monthly calculation date, we will mail You, and any assignee indicated on Our records, a written notice. This notice states the premium amount You need to pay to prevent termination of the safety test. The safety test will expire 31 days after we mail this written notice, unless You send in the required premium payment. Once the safety test terminates, You cannot reinstate it.

  Death Benefit Under The Policy.

  The death benefit is the amount We pay to the designated beneficiary(ies) when the insured dies. Upon receiving proof of death, We pay the beneficiary the death benefit amount determined as of the date the insured dies. The beneficiary may direct Us to pay all or part of the benefit in cash or to apply it under one or more of Our payment options.

  Minimum Face Amount.
  To qualify as life insurance under federal tax laws currently in effect, the policy has a minimum face amount. The minimum face amount is determined using the Cash Value Accumulation Test.

  The Cash Value Accumulation Test determines the minimum face amount by multiplying the account value plus the refund of sales load, if applicable, by the minimum face amount percentage. The percentages depend upon the insured’s age, gender and tobacco use classification.

  Death Benefit Options.
  In the application, You choose a selected face amount and death benefit option. We offer three death benefit options:
1. Death Benefit Option 1:
The death benefit is the greater of the selected face amount in effect on the date of death or the minimum face amount in effect on the date of death.
2. Death Benefit Option 2:

  The death benefit is the greater of (a) the sum of the selected face amount in effect on the date of death plus the account value on the date of death or (b) the minimum face amount in effect on the date of death.

3. Death Benefit Option 3:

  The death benefit is the greatest of (a) the selected face amount in effect on the date of death, plus the sum of all premiums paid, less withdrawals; or (b) the selected face amount in effect on the date of death; or (c) the minimum face amount in effect on the date of death.

  If the insured dies while the policy is in force, we will pay the death benefit based on the option in effect on the date of death, with the following adjustments:

•	We add the part of any account value charges that apply for the period beyond the date of death; and

•	We deduct any policy debt outstanding on the date of death; and

•	We deduct any account value charges unpaid as of the date of death.

  If the insured dies after the first policy year, We will also include a pro-rata share of any dividend allocated to the policy for the year death occurs.

  Under death benefit options 1 and 3, the death benefit amount is unaffected by Your policy’s investment experience unless the death benefit is based on the minimum face amount. Under death benefit option 2, the death benefit amount may increase or decrease by investment experience.

  We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the interest payment option.

  Example:    The following example shows how the death benefit may vary as a result of investment performance and death benefit option in effect on the date of death.

	Policy A	Policy B
(a) Selected face amount:	$100,000	$100,000

(b) Account value on date of death, plus refund of sales load, if applicable:	$40,000	$50,000

(c) Sum of premiums less withdrawals:	$30,000	$40,000

(d) Minimum face amount percentage on date of death:	240%	240%

(e) Minimum face amount (b x d):	$96,000	$120,000
Death benefit if death benefit option 1 is in effect [greater of (a) or (e)]:	$100,000	$120,000

Death benefit if death benefit option 2 is in effect [greater of (a + b) or (e)]:	$140,000	$150,000

Death benefit if death benefit option 3 is in effect [greater of (a + c) or (a) or (e)]:	$130,000	$140,000

  The examples assume no additions to or deductions from the selected face amount or minimum face amount are applicable.

  Changes In Selected Face Amount.
  You may increase the selected face amount by written request six months after policy issue or six months after a previous increase. We may request adequate evidence of insurability for an increase. We will not allow an increase in the selected face amount after the policy anniversary date nearest the insured’s 85th birthday. Additionally, any increase in the selected face amount will be effective on the monthly calculation date which is on, or next follows, the later of:

•	15 days after We have received and approved Your written request for such change; or

•	the requested effective date of the change.

  Any increase must be for at least $10,000.

  You may also decrease Your policy’s selected face amount. We allow a decrease in the selected face amount only once per policy year. The selected face amount after a decrease must be at least $50,000. Any requested decrease in the selected face amount will be effective on the monthly calculation date which is on, or next follows the later of:

•	15 days after We receive and approve Your written request for such change; or

•	the requested effective date of the change.

  Account Value.

  The account value of Your policy is the value in the Separate Account Divisions plus the value in the GPA. Initially, this value equals the net amount of the first premium You paid under the policy. We apply this amount to the Oppenheimer Money Division until the later of: (1) the expiration of the free look period or (2) the date We receive proper notice that You have received Your policy. The account value is then allocated among the Separate Account Divisions and/or the GPA according to Your instructions, subject to applicable restrictions.

  The purchase and sale of accumulation units will affect Your account value in the Separate Account Divisions. We purchase and sell units at the unit value as of the valuation time on the valuation date if We receive Your transaction request before the valuation time. Otherwise, We will purchase and sell units to complete Your request at the unit value as of the valuation time on the next following valuation date, or a later date if You request. We determine unit values on each valuation date.

  Investment Return.
  The investment return of a policy is based on:

•	The account value held in each Separate Account Division for that policy;

•	The investment experience of each Separate Account Division as measured by its actual net rate of return; and

•	The interest rate credited on account value held in the GPA.

  The investment experience of a Separate Account Division reflects:

•	Increases or decreases in the net asset value of the shares of the underlying Fund;

•	Any dividend or capital gains distributions declared by the Fund; and

•	Any charges against the assets of the Separate Account Division.

  We determine the investment experience each day on each valuation date. The actual net rate of return for a Separate Account Division measures the investment experience from the end of one valuation date to the end of the next valuation date.

  Cash Surrender Value.
  You may surrender Your policy for its cash surrender value at any time while the insured is living. The cash surrender value is:

•	Account value; less

•	Any outstanding policy debt; plus

•	The refund of sales load, if applicable.

  There is no surrender charge.

  If You surrender Your policy within the first two policy years, We will refund a portion of the sales load, as part of the cash surrender value. If you surrender Your policy in the first policy year, We will reimburse 65% of the sales load collected for that year. If You surrender Your policy in the second policy year, We will reimburse 30% of the sales load collected in the first policy year.

  Your surrender is effective on the date We receive the policy and a fully completed written request at Our Home Office, unless You select a later effective date. If, however, We receive Your surrender request on a date that is not a valuation date or after a valuation time, then Your surrender will be effective on the next valuation date.

  Transfers.
  You may transfer all or part of the account value among the policy’s Separate Account Divisions and the GPA by written request or by any other means acceptable to Us, including, but not limited to, requests by telephone, facsimile, electronic mail or the Internet. In Your transfer request, You must indicate the dollar amount or the whole-number percentage You wish to transfer. There is no limit on the number of transfers You may make from the Separate Account Divisions.

  You may maintain account value in a maximum of twenty-one Separate Account Divisions and the GPA at any one time. If You want to transfer net premium or transfer account value to a twenty-second Division, You must transfer 100% of the account value from one or more of the twenty-one active Separate Account Divisions.*

  You may transfer all account value in the Separate Account to the GPA at any time without incurring a fee. The transfer will take effect when We receive Your signed, written request.

  We will consider all transfers made on one valuation date to be one transfer.

  We currently do not charge a fee for transfers. We, however, reserve the right to charge a fee for transfers if there are more than six transfers in a policy year. This fee will not exceed $10 per transfer.

  You may only transfer account value from the GPA to the Separate Account once per policy year. This transfer must occur within the 31-day period following your policy anniversary date. This transfer may not exceed 25% of Your account value in the GPA at the time of Your transfer. For purposes of this transfer restriction, Your account value in the GPA does not include policy debt. However, You may transfer 100% of Your account value in the GPA to the Separate Account if:

•	You have transferred 25% of Your account value in the GPA in each of the previous three policy years, and

•	You have not allocated premium payments or made transfers to the GPA during any of the previous three policy years, except as a result of a policy loan.

  You cannot transfer GPA account value equal to any policy debt.

  *We reserve the right to limit the number of Separate Account Divisions to which You can allocate Your account value if the limitation is necessary to protect Your policy’s status as life insurance under federal tax law.

  Limitations on Frequent Transfers.
  This policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Such frequent trading can disrupt the management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Therefore, organizations and individuals that use market-timing investment strategies should not purchase this policy.

  If we, or the investment adviser to any of the funds available with this policy, determine that your transfer patterns among funds reflect a market timing strategy, we reserve the right to take action, including, but not limited to:

•	not accepting transfer instructions from a policy owner; and

•	restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, the telephone, Voice Response Unit, the Internet or any other type of electronic medium.

  We will notify you in writing if we will not accept your transfer request or we implement a transfer restriction due to your use of market timing investment strategies. We will allow you to re-submit the rejected transfer request and any future transfer requests by regular mail only. If we do not accept your transfer request, we will return the policy value to the investment option that you attempted to transfer from as of the Valuation Date your transfer request is rejected.

  Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any transfer request to a division if the division’s investment in the corresponding fund is not accepted for any reason.

  We have the right to terminate, suspend or modify these transfer provisions.

  Withdrawals.
  After Your policy has been in force for six months, You can withdraw value from Your policy on any monthly calculation date. You must send written request to Our Home Office.

•	Minimum withdrawal amount: $100 (before deducting the withdrawal charge).

•	Maximum withdrawal amount: Account value, less policy debt, less an amount equal to twelve multiplied by the most recent account value charges for Your policy.

  We deduct the withdrawal amount from Your account value as of the valuation time on the applicable monthly calculation date. You must specify the GPA or the Separate Account Division(s) from which the withdrawal is to be made. If You do not specify otherwise, We will withdraw the amount in proportion from Your values in the Separate Account Divisions and the GPA. The withdrawal amount may not exceed the non-loaned account value of a Separate Account Division or GPA.

  We deduct a charge of 2.0% of the amount You withdraw. This charge will not exceed $25.00. We will reduce Your account value by the amount of the withdrawal. If necessary, We will reduce Your policy’s selected face amount to prevent an increase in the amount at risk, unless You provide Us with satisfactory evidence of insurability. Withdrawals may have tax consequences.

  Policy Loan Privilege.

  You can take a loan on Your policy at any time while the insured is living. The maximum loan is:

•	Your account value at the time of the loan; less

•	Any outstanding policy debt before the new loan; less

•	Interest on the loan being made and on any outstanding policy debt to the next policy anniversary date; less

•	An amount equal to the most recent account value charge for the policy multiplied by the number of monthly calculation dates remaining, up to and including, the next policy anniversary date.

  You must properly assign Your policy to Us as collateral for the loan.

  Source of Loan.
  We deduct Your requested loan amount from the Separate Account Divisions and the GPA in proportion to the non-loaned account value of each on the date of the loan request. We liquidate shares taken from the Separate Account Divisions and transfer the resulting dollar amounts to the GPA. These dollar amounts become part of the loaned portion of the GPA. You may not borrow from the loaned portion of the GPA.

  We may delay any loan from the non-loaned portion of the GPA for up to six months. We may also delay any loan from the Separate Account if:

•	The New York Stock Exchange is closed, except for normal weekend and holiday closings, or

•	Trading is restricted, or

•	The Securities and Exchange Commission determines that an emergency exists, or

•	The Securities and Exchange Commission permits Us to delay payment.

  If Loans Exceed the Policy Account Value.
  Policy debt is Your outstanding loan balance, including accrued interest. Policy debt must not exceed Your account value. If this limit is reached, We may terminate the policy, even if Your policy meets the safety test. If We terminate Your policy for this reason, We will notify You, and any assignee shown on our records, in writing. This notice states the amount necessary to bring the policy debt back within the limit. If We do not receive a payment within 31 days after the date We mailed the notice, the policy terminates without value at the end of those 31 days. Termination of a policy under these circumstances could cause You to recognize gross income.

  Interest.
  On the Application, You may select a loan interest rate of 6% per year or, where permitted, an adjustable loan rate. All policies within a case must have the same fixed or adjustable loan rate. We set the adjustable loan rate each year that will apply for the next policy year. The maximum rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If Moody’s Investors Service, Inc. is no longer published, We will use a substantially similar average. The maximum rate is the greater of:

•	the published monthly average for the calendar month ending two months before the policy year begins; or

•	5%.

  We will increase the rate if the maximum limit is at least  1 /2% higher than the rate in effect for the previous year. We will decrease the rate if the maximum limit is at least  1 /2% lower than the rate in effect for the previous year.

  Interest accrues daily, becoming part of the policy debt. Interest is due on each policy anniversary. If You do not pay interest when due, We will add the interest to the loan, and it will bear interest at the same rate. We treat any interest capitalized on a policy anniversary the same as a new loan. We will deduct this capitalized interest from the Separate Account Divisions and the GPA in proportion to the non-loaned account value in each.

  Repayment.
  You may repay all or part of any policy debt at any time while Your policy is in force. Upon repayment, We will transfer values equal to the repayment from the loaned portion of the GPA to the non-loaned portion of the GPA and the applicable Separate Account Division(s). We will transfer the repayment in proportion to the non-loaned value in each Separate Account Division and/or the GPA at the time of repayment. If You do not repay the loan, We deduct the loan amount due from the surrender value or death benefit.

  Interest Credited On Loaned Value.
  The amount equal to any outstanding policy loan is held in the GPA. This amount is credited with interest at a rate which is the greater of 3.0% or Your policy loan rate, less a MassMutual declared charge guaranteed not to exceed 3.0%. The current charge varies by policy year as follows:

•	Policy years 1 through 15: 0.75%.

•	Policy years 16 through 30: 0.55%.

•	Policy years 31 and thereafter: 0.45%.

  Effect Of Loan.
  Your policy loan reduces the death benefit and cash surrender value under the policy by the amount of the loan. Your repayment of the loan increases the death benefit and cash surrender value by the amount of the repayment.

  As long as a loan is outstanding, a portion of Your policy’s account value equal to the loan is held in the GPA. The Separate Account’s investment performance does not affect this amount. Tax consequences may result if You have policy debt when you surrender Your policy.

  Part II - Additional Provisions of the Policy.

  Paid-up Policy Date.

  The paid-up policy date is the policy anniversary nearest the insured’s 100th birthday. On this date, Your selected face amount automatically changes to equal the account value multiplied by a factor guaranteed to be no less than 1. As of this date and thereafter, the death benefit option will be death benefit option 1, the charge for cost of insurance will be $0 and We will no longer accept premium payments. We will continue to deduct any other account value charges. The policy does not lapse after the paid-up policy date. Your payment of planned annual premiums does not guarantee that the policy will continue in force to the paid-up policy date.

  Reinstatement.

  For a period of five (5) years after termination, You can request that We reinstate the policy during the insured’s lifetime. We will not reinstate the policy if it has been surrendered for its cash surrender value. A termination and/or reinstatement may cause the policy to become a modified endowment contract.

  Before We reinstate the policy, We must receive the following:

•	A premium payment that will produce an account value equal to 3 times the total account value charges for the policy on the monthly calculation date on or next following the date of reinstatement;

•	Evidence of insurability satisfactory to Us; and

•	Where necessary, a signed acknowledgement that the policy has become a modified endowment contract.

  If We do reinstate the policy, Your policy’s selected face amount for the reinstated policy will be the same as if the policy had not terminated. The safety test will not apply to policies that We reinstate.

  Payment Options.

  Upon full surrender or the insured’s death, We will pay the entire cash surrender value or all or part of the death benefit in cash or as a series of level payments under a payment option. Your payments will no longer be affected by the investment experience of the Separate Account Divisions or the GPA.

  To receive payments under any of the following options, the proceeds must be at least $2,000. If the payments under any option are less than $20 each, We reserve the right to make payments at less frequent intervals. Your payment option choices are:

A.
  Fixed Amount Payment Option.  We make a monthly payment for an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. We credit interest of at least 3% per year each month on the unpaid balance and add the interest to this balance. Payments continue until the amount We hold runs out.

B.	Fixed Time Payment Option. We make equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on:

•	The total amount applied;

•	The period selected;

•	And the monthly payment rates We are using when the first payment is due.

C.	Lifetime Payment Option. We make equal monthly payments on the life of a named person. Three variations are available:

1.)	Payments for life only;

2.)	Payments guaranteed for five, ten or twenty years or the death of the named person, whichever is later; or

3.)	Payments guaranteed for the amount applied or the death of the named person, whichever is later.

D.	Interest Payment Option. We hold amounts applied under this option. We will pay interest monthly of at least 3% per year on the unpaid balance.

E.
  Joint Lifetime Payment Option.  We make equal monthly payments based on the lives of two named persons. While both named persons are living, we make one payment per month. When one of the named persons dies, the same payment continues for the lifetime of the other named person. We offer two variations:

1.)	Payments guaranteed for 10 years or when both named persons die, whichever is later; and

2.)	Payments for two lives only. We do not guarantee a specific number of payments. We stop payments when both named persons die.

F.
  Joint Lifetime Payment Option With Reduced Payments.  We make monthly payments based on the lives of two named persons. While both named persons are living, we make one payment each month. When one dies, we reduce payments by one-third and continue for the lifetime of the other named person. We stop payments when both named persons die.

  Withdrawal Rights Under Payment Options.
  If provided in the payment option election, You may withdraw all or part of the unpaid balance or apply it under any other option.

  Beneficiary.

  A beneficiary is any person You name on Our records to receive insurance proceeds after the insured dies. You name the beneficiary in the policy application. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one beneficiary in a class.

  You may name any beneficiary as an irrevocable beneficiary. We need the consent of an irrevocable beneficiary if You wish to change that beneficiary. We also need the consent of any irrevocable beneficiary if You wish to exercise any policy right except the right to:

• Exercise dividend rights.

• Reinstate the policy after termination.

  If no beneficiary is living when the insured dies, We will pay the death benefit to the policyowner unless instructed otherwise. If the policyowner is deceased, then We will pay the death benefit to the policyowner’s estate.

  Changing The Policyowner Or Beneficiary.

  You may change the policyowner or any beneficiary during the insured’s lifetime by writing to Our Home Office. The change takes effect as of the date of the request, even if the insured dies before We receive it. Different rules apply if You named an irrevocable beneficiary.

  Right To Substitute Insured.

  You may transfer the policy to the life of a substitute insured subject to certain restrictions. You must request this transfer in writing. The substitution of an insured may affect the policy’s selected face amount and account value. Future charges against the policy will be based on the life of the substitute insured.

  The effective date of the transfer is the Policy Anniversary date which is on, or next follows, the later of:

•	The date We approve the application for transfer; and

•	The date any required cost to transfer is paid.

  The costs to transfer are:

•	An administrative fee of $75, plus

•	Any premium necessary to effect the transfer, plus

•	Any excess policy debt You have not repaid prior to transfer.

  Excess policy debt is the amount by which policy debt exceeds the maximum loan available after transfer. You must pay any such excess on or before the transfer date.

  The incontestability and suicide exclusion periods, as they apply to the substitute insured, run from the transfer date. Any assignments will continue to apply.

  The Internal Revenue Service has ruled that a substitution of insureds is an exchange of contracts which does not qualify for the tax deferral available under IRS Code Section 1035. Therefore, You must include in current gross income all the previously unrecognized gain in the policy upon a substitution of insureds.

  Assignment.

  You may assign Your policy as collateral for a loan or other obligation, subject to any outstanding policy debt. For any assignment to be binding on Us, We must receive a signed assignment in proper form at Our Home Office. We are not responsible for the validity of any assignment.

  Dividends.

  Each year We determine the money available to pay dividends. We then determine if We will pay any dividend under the policy. We will pay any dividend on Your policy anniversary. If the insured dies after the first policy year, We will include as part of the death benefit a pro rata share of any allocated dividend for the year death occurs. We do not expect to pay any dividends under the policies.

  Limits On Our Right To Challenge The Policy.

  We reserve the right to contest the validity of a policy within two years from its issue date, reinstatement or an increase in the selected face amount. After that two-year period, We cannot contest its validity, except for failure to pay premiums.

  Misstatement Of Age Or Gender.

  We will make an adjustment if the insured’s date of birth or gender in the application is not correct. If the adjustment is made when the insured dies, We will adjust the death benefit by the most recent cost of insurance charge according to the correct age and gender. If We make the adjustment before the insured dies, We will base future monthly deductions on the correct age and gender.

  Suicide Exclusion.

  If the insured commits suicide whether sane or insane within two years from the issue date, We will pay a limited death benefit in one sum to the beneficiary. The limited death benefit is the amount of premiums paid for the policy, less any policy debt or amounts withdrawn.

  If the insured commits suicide whether sane or insane within two years from an increase in the selected face amount and while the policy is in force, We will pay a limited benefit to the beneficiary. The limited death benefit is the cost of insurance charges associated with the selected face amount increase plus the death benefit in effect two years prior to the suicide.

  If the insured commits suicide whether sane or insane within two years after the policy is reinstated and while the policy is in force, We will pay a limited death benefit to the beneficiary. The limited death benefit is the amount of premium You paid to reinstate the policy and any premiums You paid thereafter, less any policy debt or amounts You withdrew.

  When We Pay Proceeds.

  If the policy has not terminated, We will normally pay the cash surrender value, loan proceeds or the death benefit within 7 days after We receive all required documents in proper form at Our Home Office. We can delay payment of the cash surrender value, any withdrawal from the Separate Account, Separate Account loan proceeds or the death benefit during any period that:

•	It is not reasonably practicable for Us to determine the amount because the New York Stock Exchange is closed, except for normal weekend or holiday closings, or trading is restricted; or

•	The Securities and Exchange Commission determines that an emergency exists; or

•	The Securities and Exchange Commission permits Us to delay payment for the protection of our policyowners.

  We may delay payment of any cash surrender value or loan proceeds from the GPA for up to 6 months from the date We receive the request at Our Home Office.

  We can delay payment of the entire death benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. When the investigation is complete, We generally determine within five days whether the claim should be paid and make payments promptly. If We delay payment for 10 working days or more from the effective date of surrender or withdrawal, We will add interest at the same rate as is paid under the interest payment option at that time.

  Free Look Provision.

  You may cancel Your policy within 10 days after You receive it. You must mail or deliver the policy either:

•	To Our Home Office; or

•	To the agent who sold You the policy; or

•	To one of Our agency offices.

  If You cancel the policy, We will pay a refund to You. The refund equals either:

(a)	Any premium paid for the policy; plus

(b)	Interest credited to the policy under the GPA; plus or minus

(c)	An amount that reflects the investment experience of the Separate Account Divisions to the date We receive Your returned policy; minus

(d)	Any amounts You borrowed or withdrew, or, where required by state law, all premiums paid, reduced by any amounts borrowed or withdrawn;

  or, where required by state law, all premiums paid, reduced by amounts borrowed or withdrawn.

  During the free look period, We will apply premium payments to the Oppenheimer Money Division.

  Additional Benefits By Rider.

  At Your request, the policy can include additional benefits. We approve these benefits based on Our standards and limits for issuing insurance and classifying risks. Any additional benefit We provide by rider is subject to the terms of both the rider and the policy. We deduct the cost of any rider from Your account value. Subject to state availability, the following riders are available.

  Supplemental Monthly Term Insurance Rider.
  The Supplemental Monthly Term Insurance Rider (“Term Rider”) provides You with the option to purchase monthly term insurance on the life of the insured. The Term Rider selected face amount supplements the selected face amount of Your policy. You can only elect the Term Rider in the policy’s application. The safety test will not apply to the Term Rider.

  If You elect the Term Rider, Your policy’s selected face amount, plus the Term Rider’s selected face amount must equal at least $50,000. However, Your policy’s selected face amount must be at least $5,000.

  If You elect the Term Rider, the policy may have a lower annual cutoff policy premium. As a result, You may pay a lower overall sales load when compared to a policy with the same total selected face amount but without the Term Rider.

  You may increase the Term Rider selected face amount upon satisfactory written notice to Us. We will require satisfactory evidence of insurability for Your requested increase. You may also decrease the Term Rider selected face amount upon written notice in a form satisfactory to Us.

  If You request an increase or decrease or policy withdrawal, You must specify whether We should apply any resulting increase or decrease to the policy’s selected face amount or the Term Rider selected face amount. If you do not specify, We will apply any resulting increase or decrease in proportion to the policy’s selected face amount and the Term Rider selected face amount.

  The Term Rider will terminate:

1.	If We receive satisfactory written notice to cancel from You. Such cancellation will apply to all monthly calculation dates beginning on or after the date We receive the cancellation notice; or

2.	If Your account value is insufficient to cover Your account value charges, regardless of whether Your policy meets the safety test; or

3.	Thirty days after an unpaid premium when there is insufficient value to cover the Term Rider’s monthly charges; or

4.	Upon the later of (a) Your policy anniversary nearest the insured’s 70th birthday, or (b) upon the tenth policy anniversary; or

5.	Upon termination of Your policy for any reason.

  If termination occurs for the reason stated in No. 4, the policy’s selected face amount automatically increases by the amount of the Term Rider’s selected face amount. If the Term Rider terminates for any reason, it can never be reinstated.

  Waiver Of Monthly Charges Rider.
  This rider allows Us to waive the account value charges of Your policy for at least two years if:

•	The insured becomes totally disabled before the policy anniversary nearest the insured’s 65th birthday; and

•	Such total disability continues for 6 months.

  The Waiver of Monthly Charges Rider will terminate when any of the following occurs:

•	The insured is no longer disabled; or

•	You do not give Us the required satisfactory proof of continued disability; or

•	The insured fails or refuses to have a required examination; or

•	The day before the policy anniversary after the insured’s 65th birthday, or, if later, the date two years from the date the total disability began.

  Part III - Other Important Information.

  Federal Income Tax Considerations.

  The following discussion presents a general description of the federal income tax consequences of the policy, in accordance with Our understanding of current federal income tax laws. It is not an exhaustive study of all tax issues that might arise under the policy. This discussion is not intended as tax advice. We make no representation as to the likelihood of continuation of current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service. We reserve the right to make changes in the policy to ensure it qualifies as life insurance for tax purposes. We do not address state or other applicable tax laws in this discussion. We make no guarantee regarding the future tax treatment of any policy.

  For complete consideration of federal and state tax consequences, You should consult a qualified tax adviser prior to purchasing the policy.

  Under current state laws, We may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant. If there is a material change in state or local tax laws, We reserve the right to charge the Separate Account for such taxes if attributable to the Separate Account.

  Policy Proceeds, Premiums And Loans.
  We believe the policy meets the statutory definition of life insurance under Internal Revenue Code (“Code”) Section 7702 and thus receives the same tax treatment as that given to fixed benefit life insurance. As a result, the policy’s death benefit is generally excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code. An exception to this general rule is where a policy has been transferred for value. In that case, the only portion of the death benefit that can be excluded from gross income is the amount equal to the consideration paid for the transfer of ownership plus any subsequent premiums paid by the new owner.

  If you surrender Your policy, all or a portion of the distribution may be taxable as income. Ordinary income is the amount by which:

•	Account value, including

•	Outstanding policy debt (which may include unpaid interest), exceeds

•	Premiums paid but not previously recovered.

  Therefore, if there is a loan on the policy when it is surrendered, the loan will reduce the cash actually paid to You but will not reduce the amount You must include in income as a result of the surrender.

  Decreases in selected face amount and withdrawals may be taxable depending on the circumstances. Code Section 7702(f)(7) states that if a reduction of future benefits occurs during the first 15 years after a policy is issued and if there is a cash distribution associated with that reduction, You may be taxed on all or part of the amount distributed. After 15 years, such cash distributions are not subject to federal income tax, except to the extent they exceed the total amount of premiums paid but not previously recovered. Otherwise, a withdrawal is taxable only if it exceeds Your unrecovered premium contributions. We suggest that You consult Your tax adviser prior to decreasing Your selected face amount or taking a withdrawal.

  If You change the policyowner or the insured or exchange or assign Your policy, tax consequences may occur. In addition, under current law, any policy loan will be treated as policy debt. Therefore, no part of any loan under a policy will constitute income to You unless the policy is a MEC. See below. Under the “personal” interest limitation provisions of the Code, interest on policy loans used for personal purposes, which otherwise meet the requirements of Code Section 264, is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for “trade or business” or “investment” purposes. We suggest You consult Your tax adviser for further guidance on the deductibility for tax purposes of the interest on policy loans.

  If a business or corporation owns the policy, the Code may impose additional restrictions. The interest deduction available for loans against a business-owned policy is limited. A business could lose a portion of its deduction for interest paid on general debt, if it holds cash value life insurance on a person who was not an employee, officer, director or 20% owner of the business at the time the policy was issued. For those corporations subject to the alternative minimum tax, there may be an indirect tax upon the inside build-up of gain. The corporate alternative minimum tax could also apply to a portion of the amount by which death benefits received exceed the policy’s cash value at date of death.

  Federal, state and local estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or beneficiary.

  For complete information on the impact of changes to Your policy and federal and state tax considerations, You should consult a qualified tax adviser.

  Investor Control. There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal law dictates that the insurer, and not the Policy Owner, have control of the investments underlying the various divisions for the policy to qualify as life insurance.

  You may make transfers among divisions of the Separate Account, but you may not direct the investments that each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance, and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

  The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy Owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

  Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

  Modified Endowment Contracts.
  If Your policy becomes a modified endowment contract, loans, collateral assignments, and other amounts distributed are taxable to the extent of any accumulated income in the policy. In general, the amount subject to tax is the excess of the account value (both loaned and unloaned) over the previously unrecovered premiums paid. Any death benefits We pay under a modified endowment contract, however, are not taxed any differently from death benefits payable under other life insurance contracts.

  A policy is a modified endowment contract if it satisfies the definition of life insurance in the Code, but fails the additional “7-pay test.” A policy fails this test if the accumulated amount paid under the policy at any time during the first seven policy years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. Regardless, a policy which would otherwise satisfy the 7-pay test will still be taxed as a modified endowment contract if it is received in exchange for a modified endowment contract.

  Certain changes will require Us to re-test a policy to determine whether it has become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause Us to re-test the policy as if it had originally been issued with the reduced death benefit. If the premiums actually paid into a policy exceed the limits under the 7-pay test for a policy with the reduced death benefit, the policy will become a modified endowment contract. This change is effective retroactively to the contract year in which the actual premiums paid exceed the new 7-pay limits.

  In addition, a “material change” occurring at any time while the policy is in force will require Us to re-test the policy to determine whether it continues to meet the 7-pay test. A material change starts a new 7-pay test period. The term “material change” includes many increases in death benefits.

  Since the policy provides for flexible premium payments, We will carefully monitor the policy to determine whether increases in death benefits or additional premium payments cause either the start of a new 7-pay test period or the taxation of distributions and loans. All additional premium payments will be considered.

  If any amount is taxable as a distribution of income under a modified endowment contract, it will be subject to a 10% penalty tax. Limited exceptions from the additional penalty tax are available for individual policyowners. These exceptions include:

•	distributions made on or after the date the taxpayer attains age 59 1 /2; or

•	distributions attributable to the taxpayer’s becoming disabled; or

•	distributions that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

  Once a policy fails the 7-pay test, loans, collateral assignments, and distributions occurring in the year of failure and thereafter become subject to the rules for modified endowment contracts. In addition, any distribution or loan made within two years prior to failing the 7-pay test is considered to have been made in anticipation of the failure and may result in tax consequences.

  For purposes of determining the amount of income received from a modified endowment contract, the law requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the contracts required to be aggregated.

  You should consult a qualified tax adviser for complete information on modified endowment contract status, especially in the case of a corporate-owned policy.

  Diversification Standards.
  To comply with final regulations under Code Section 817(h) (“Final Regulations”), each Fund is required to diversify its investments. All securities of the same issuer are treated as a single investment. Each government agency or instrumentality, however, is treated as a separate issuer.

  The regulations generally require that on the last day of each quarter of a calendar year, no more than 55% of the value of a Fund is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, all securities of the same issuer are treated as a single investment. Each government agency or instrumentality, however, is treated as a separate issuer.

  We intend to comply with the Final Regulations to ensure the policy continues to qualify as life insurance for federal income tax purposes. If future regulations are issued regarding whether a policyowner may direct investments to a particular division of a separate account, We reserve the right to modify the policy as necessary to prevent the policyowner from being considered the owner of the assets of the Separate Account.

  Your Voting Rights.

  As long as the Separate Account continues to operate as a unit investment trust under the Investment Company Act of 1940, as amended, You have voting rights. You are entitled to instruct Us how to vote the Funds’ shares held in the Separate Account that are attributable to Your policy at shareholder meetings. We determine who has voting rights as of the record date for the meeting.

  We determine the number of Fund shares held in the Separate Account attributable to Your policy by dividing Your account value in each Division, if any, by $100. We count fractional votes.

  In order to exercise Your voting rights, We will send You proxy material and an instruction form. If We have not received effective voting instructions, We will vote Fund shares held by the Separate Account in the same proportion as the shares for which We received instructions, if required by law. Otherwise, We reserve the right to vote such shares at Our own discretion.

  Our Rights.

  We reserve the right to take certain actions in connection with Our operations and the operations of the Separate Account. We will act in accordance with applicable laws. If required by law or regulation, We will seek Your approval.

  Specifically, We reserve the right to:

•	Create new segments of the Separate Account for any new variable life insurance products We create in the future;

•	Create new Separate Accounts;

•	Combine any two or more Separate Accounts;

•	Make available additional Separate Account Divisions investing in additional investment companies;

•	Eliminate one or more Separate Account Divisions;

•	Substitute or merge two or more Separate Account Divisions or Separate Accounts;

•	Invest the assets of the Separate Account in securities other than shares of the Funds as a substitute for such shares already purchased or as the securities to be purchased in the future;

•	Operate the Separate Account as a management investment company under the Investment Company Act of 1940, as amended, or in any other form permitted by law;

•	De-register the Separate Account under the Investment Company Act of 1940, as amended, if registration is no longer required; and

•	Change the name of the Separate Account.

  We reserve all rights to the name MassMutual and Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use Our name or part of it, but We may also withdraw this right.

  Records And Reports.

  We maintain all Separate Account and GPA records and accounts. Each year within 30 days after Your policy anniversary, We will mail to You a report showing:

•	Your account value at the beginning of the previous policy year;

•	All premiums paid during the previous policy year;

•	All additions to and deductions from Your account value during the policy year; and

•	The account value, death benefit, cash surrender value and policy debt as of Your last policy anniversary.

  We will include any additional information required by any applicable law or regulation in this report.

  Sales And Other Agreements.

  MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, Massachusetts 01144-1013, is the principal underwriter of the policy. MML Distributors is registered with the SEC as broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the “NASD”).

  MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD (“selling brokers”). We sell the policy through agents who are licensed by state insurance officials to sell the policy and are registered representatives of a selling broker.

  We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the policies.

  MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

  MML Distributors receives compensation for its activities as the underwriter of the policy.

  Commissions.

  We pay agents or selling brokers commissions as a percentage of premiums paid under the policies. The commission percentage is based on the annual cutoff policy premium. The maximum commission percentage We will pay under the policies is 13% of premiums.

  Agents or selling brokers may also receive asset-based compensation. The maximum asset-based compensation is 0.2% of the account value of the Separate Account Divisions.

  We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives also may receive commission overrides, allowances and other compensation.

  Agents may receive commissions at lower rates on policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries.

  We may pay independent, third-party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

  While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors may enter into special arrangements with certain broker dealers. These special arrangements may provide for the payment of higher compensation to such broker dealers and registered representative for selling the policies.

  Bonding Arrangement.

  The Company maintains an insurance company blanket bond which provides $100,000,000 coverage for MassMutual officers, directors and employees and general agents and agents. The blanket bond is subject to a $500,000 deductible.

  Legal Proceedings.

  The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations, or liquidity.

  Experts.

  The financial statements included in this prospectus for the Strategic Variable Life® Plus Segment of Massachusetts Mutual Life Separate Account I and the audited statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2001 and 2000, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2001, 2000 and 1999 included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement (which report on Massachusetts Mutual Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the change in certain accounting practices as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual effective January 1, 2001, all of which practices differ from accounting principles generally accepted in the United States of America), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP is located at City Place, 185 Asylum Street, Hartford, Connecticut 06103-3402.

  John M. Valencia, Assistant Vice President for MassMutual, has examined the illustrations in Appendix C of this prospectus. We filed his opinion on the illustrations as an exhibit to the registration statement filed with the SEC.

  Financial Statements.

  You should consider the financial statements of MassMutual included in Appendix E of this prospectus only as bearing upon Our ability to meet Our obligations under the policy.

  Appendix A – Glossary

  Case:
  A group of policies sold to individuals with a common employment or other non-insurance motivated relationship.

  Insured:
  Person whose life the policy insures.

  Issue Date:
  The date the policy is in force. It is also the start date of the suicide exclusion and contestability periods.

  Monthly Calculation Date:
  The date the account value charges are due. The first monthly calculation date is the policy date. Subsequent monthly calculation dates are on the same date of each calendar month thereafter.

  Net Premium:
  Premium paid less sales load, premium tax charges and deferred acquisition cost tax charges.

  Policy Anniversary:
  The anniversary of the policy date.

  Policy Date:
  The date used as the starting point for determining policy anniversary dates, policy years and monthly calculation dates.

  Policy Year:
  The twelve month period beginning with the policy date, and each successive twelve month period thereafter.

  Policyowner:
  The corporation, partnership, trust, individual, or other entity who owns the policy, as shown on Our records.

  Valuation Date:
  A date on which the price of the Funds is determined. Generally, this will be any date on which the New York Stock Exchange is open for trading.

  Valuation Period:
  The period from the end of one valuation date to the end of the next valuation date.

  Valuation Time:
  The time the New York Stock Exchange closes on a valuation date (currently 4:00 p.m. New York time). All required actions will be performed as of the valuation time.

  Appendix B

  Illustrations of Death Benefits (Option 1, 2 & 3), Cash Surrender Values and Accumulated Premiums

  The following tables illustrate the way in which a policy operates. They show how the death benefit under options 1, 2 & 3 and the cash surrender value could vary over an extended period of time, assuming the Funds experience hypothetical gross rates of investment return (i.e. investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on a hypothetical policy issued under the following conditions: the insured is age 45, unisex, unitobacco, $60,000 of Selected Face Amount for the base policy in all years plus $40,000 of Term Face Amount, seven annual premiums of $5,350, and $250,000 of initial case premium paid. We show tables for the current policy charges for policies issued on a guaranteed issue basis and we show separate tables for guaranteed policy charges. These tables will assist in the comparison of death benefits and cash surrender values for the policy with those of other variable life policies which may be issued by Us or other companies.

  1.  The illustration on page C-3 is for a policy using death benefit option 1 and the current schedule of charges for policies issued on a guaranteed issue basis.

  2.  The illustration on page C-4 is for a policy using death benefit option 1 and the guaranteed schedule of charges.

  3.  The illustration on page C-5 is for a policy using death benefit option 2 and the current schedule of charges for policies issued on a guaranteed issue basis.

  4.  The illustration on page C-6 is for a policy using death benefit option 2 and the guaranteed schedule of charges.

  5.  The illustration on page C-7 is for a policy using death benefit option 3 and the current schedule of charges for policies issued on a guaranteed issue basis.

  6.  The illustration on page C-8 is for a policy using death benefit option 3 and the guaranteed schedule of charges.

  The death benefits and cash surrender values for a policy would be different from the amount shown if the rates of return averaged 0%, 6% and 12% over a period of years but varied above and below that average in individual policy years. They would also differ if any policy loan were made during the period of time illustrated. They would also be different depending upon the allocation of investment value to each division, if the rates of return for all the Funds averaged 0%, 6% or 12% but varied above or below that average for particular Funds.

  The death benefits and cash surrender values shown in illustrations 1, 3, and 5 reflect the following current charges:

  1.  State Premium tax deduction of 2% and a DAC tax deduction of 1%.

  2.  Administrative charge, equal to a monthly $5.25 per Policy.

  3.  Cost of insurance charges, based on the current charges for policies issued on a guaranteed issue basis by Us.

  4.  Mortality and expense risk charge for policy years 1-15, which is equal to 0.60% on an annual basis, of the net asset value of the Fund shares held by the Separate Account. Mortality and expense risk charge for policy year 16-30, which is equal to 0.40% on an annual basis, of the net asset value of the Fund shares held by the Separate Account. Mortality and expense risk charge for policy years 31 +, which is equal to 0.30% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

  5.  Fund level expenses of 0.80% on an annual basis, of the net asset value of the MML Trust, Oppenheimer Funds, Panorama Fund, Goldman Sachs VIT, MFS Trust, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., Fidelity VIP, Fidelity VIP II, Janus Aspen Series and American Century VP shares held by the Separate Account.

  The death benefits and cash surrender values shown in illustrations 2, 4, and 6 reflect these guaranteed maximum charges:

  1.  State Premium tax deduction of 2% and a DAC tax deduction of 1%.

  2.  Administrative charge, equal to a monthly $9.00 per Policy.

  3.  Cost of insurance charges based on 100% of the 1980 CSO mortality table.

  4.  Mortality and expense risk charge equal to 1.00% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

  5.  Fund level expenses of 0.80% on an annual basis, of the net asset value of the MML Trust, Oppenheimer Funds, Panorama Fund, Goldman Sachs VIT, MFS Trust, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., Fidelity VIP, Fidelity VIP II, Janus Aspen Series and American Century VP shares held by the Separate Account. (this unweighted average reflects current Fund level expenses).

  Cash surrender values shown in the tables reflect the deduction of the applicable sales loads, premium taxes, and DAC taxes for the policy illustrated. Currently, We do not assess a charge against the Separate Account for federal income taxes but We reserve the right to charge the Separate Account for federal income taxes attributable to the Separate Account if such taxes are imposed in the future.

  The tables are based on the assumption that the Owner has requested a level selected face amount, that no policy loans, or additional premium payments have been made, and no transaction charges have been incurred, and that the entire account value under the policy is allocated to the Separate Account.

  FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
  WITH TABLE OF SELECTED FACE AMOUNTS
  Unisex (85% male), Issue Age 45, Uni Tobacco (85% nonsmoker)
  $60,000 Selected Face Amount All Years
  $40,000 Term Face Amount
  $3,225 Cutoff Premium
  Seven Annual Premium Payments of $5,350 and $250,000 Initial Case Premium Paid
  Using Current Schedule of Charges for Guaranteed Issue
  Definition of Life Insurance Cash Value Accumulation Test

		Death Benefit (Option 1)			Cash Surrender Value
End of Policy Year	Premiums Per Year	Premiums Accumulated at 5% Interest Per Year	Assuming Hypothetical Gross Annual Investment Return of			Assuming Hypothetical Gross Annual Investment Return of
			0.00%	6.00%	12.00%	0.00%	6.00%	12.00%
1	$ 5,350	5,618	100,000	100,000	100,000	4,850	5,131	5,414
2	5,350	11,516	100,000	100,000	100,000	9,139	9,986	10,867
3	5,350	17,709	100,000	100,000	100,000	13,393	15,093	16,932
4	5,350	24,212	100,000	100,000	100,000	17,696	20,550	23,759
5	5,350	31,040	100,000	100,000	100,000	21,947	26,266	31,316
6	5,350	38,210	100,000	100,000	103,174	26,148	32,254	39,682
7	5,350	45,738	100,000	100,000	123,698	30,298	38,528	48,892
8	0	48,025	100,000	100,000	131,560	29,605	40,020	53,698
9	0	50,426	100,000	100,000	140,384	28,910	41,578	58,985
10	0	52,947	100,000	100,231	150,335	28,213	43,203	64,799
15	0	67,575	100,000	105,673	209,335	24,513	52,313	103,631
20 (Age 65)	0	86,245	100,000	113,350	296,611	20,201	63,680	166,635
25	0	110,073	100,000	122,557	423,611	14,266	77,080	266,422
30	0	140,485	100,000	133,498	609,367	5,328	92,707	423,172
35	0	179,298	0	146,365	882,062	0	110,883	668,228
40	0	228,834	0	160,953	1,280,248	0	130,856	1,040,852
45	0	292,057	0	178,215	1,870,542	0	152,320	1,598,754
50	0	372,747	0	194,880	2,698,508	0	175,568	2,431,088

  It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

  FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
  WITH TABLE OF SELECTED FACE AMOUNTS
  Unisex (85% male), Issue Age 45, Uni Tobacco (85% nonsmoker)
  $60,000 Selected Face Amount All Years
  $40,000 Term Face Amount
  $3,225 Cutoff Premium
  Seven Annual Premium Payments of $5,350 and $250,000 Initial Case Premium Paid
  Using Guaranteed Schedule of Charges (fund level charges are reflected on a current basis)
  Definition of Life Insurance: Cash Value Accumulation Test

End of Policy Year	Premiums Per Year	Premiums Accumulated at 5% Interest Per Year	Death Benefit (Option 1)			Cash Surrender Value
			Assuming Hypothetical Gross Annual Investment Return of			Assuming Hypothetical Gross Annual Investment Return of
			0%	6%	12%	0%	6%	12%
1	$5,350	5,618	100,000	100,000	100,000	4,540	4,812	5,084
2	5,350	11,516	100,000	100,000	100,000	8,592	9,402	10,245
3	5,350	17,709	100,000	100,000	100,000	12,587	14,208	15,961
4	5,350	24,212	100,000	100,000	100,000	16,616	19,329	22,381
5	5,350	31,040	100,000	100,000	100,000	20,577	24,651	29,398
6	5,350	38,210	100,000	100,000	100,000	24,449	30,147	37,060
7	5,350	45,738	100,000	100,000	114,821	28,211	35,814	45,384
8	0	48,025	100,000	100,000	120,393	27,133	36,641	49,140
9	0	50,426	100,000	100,000	126,587	26,057	37,466	53,188
10	0	52,947	100,000	100,000	133,492	24,973	38,285	57,540
15	0	67,575	100,000	100,000	171,203	18,842	42,264	84,754
20 (Age 65)	0	86,245	100,000	100,000	219,599	10,549	45,760	123,370
25	0	110,073	0	100,000	280,661	0	48,060	176,516
30	0	140,485	0	100,000	356,703	0	41,509	247,710
35	0	179,298	0	100,000	446,368	0	15,207	338,158
40	0	228,834	0	0	553,189	0	0	449,747
45	0	292,057	0	0	676,094	0	0	577,858
50	0	372,747	0	0	803,990	0	0	724,315

  It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

  FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
  WITH TABLE OF SELECTED FACE AMOUNTS
  Unisex (85% male), Issue Age 45, Uni Tobacco (85% nonsmoker)
  $60,000 Selected Face Amount All Years
  $40,000 Term Face Amount
  $3,225 Cutoff Premium
  Seven Annual Premium Payments of $5,350 and $250,000 Initial Case Premium Paid
  Using Current Schedule of Charges for Guaranteed Issue
  Definition of Life Insurance Cash Value Accumulation Test

			Death Benefit (Option 2)			Cash Surrender Value
End of Policy Year	Premiums Per Year	Premiums Accumulated at 5% Interest Per Year	Assuming Hypothetical Gross Annual Investment Return of			Assuming Hypothetical Gross Annual Investment Return of
			0%	6%	12%	0%	6%	12%
1	$5,350	5,618	104,622	104,903	105,185	4,845	5,127	5,409
2	5,350	11,516	109,007	109,851	110,729	9,110	9,954	10,832
3	5,350	17,709	113,327	115,018	116,846	13,327	15,018	16,846
4	5,350	24,212	117,581	120,413	123,598	17,581	20,413	23,598
5	5,350	31,040	121,771	126,048	131,048	21,771	26,048	31,048
6	5,350	38,210	125,897	131,931	139,272	25,897	31,931	39,272
7	5,350	45,738	129,961	138,076	148,348	29,961	38,076	48,348
8	0	48,025	129,181	139,426	153,013	29,181	39,426	53,013
9	0	50,426	128,401	140,824	158,153	28,401	40,824	58,153
10	0	52,947	127,617	142,272	163,815	27,617	42,272	63,815
15	0	67,575	123,423	150,076	205,651	23,423	50,076	101,807
20 (Age 65)	0	86,245	118,431	158,953	291,375	18,431	58,953	163,694
25	0	110,073	111,673	167,783	416,123	11,673	67,783	261,712
30	0	140,485	102,035	175,161	598,585	2,035	75,161	415,684
35	0	179,298	0	177,816	866,445	0	77,816	656,398
40	0	228,834	0	168,873	1,257,573	0	68,873	1,022,417
45	0	292,057	0	138,121	1,837,404	0	38,121	1,570,431
50	0	372,747	0	0	2,650,694	0	0	2,388,012

  It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

  FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
  WITH TABLE OF SELECTED FACE AMOUNTS
  Unisex (85% male), Issue Age 45, Uni Tobacco (85% nonsmoker)
  $60,000 Selected Face Amount All Years
  $40,000 Term Face Amount
  $3,225 Cutoff Premium
  Seven Annual Premium Payments of $5,350 and $250,000 Initial Case Premium Paid
  Using Guaranteed Schedule of Charges (fund level charges are reflected on a current basis)
  Definition of Life Insurance: Cash Value Accumulation Test

	Premiums Per Year	Premiums Accumulated at 5% Interest Per Year	Death Benefit (Option 2)			Cash Surrender Value
End of Policy Year			Assuming Hypothetical Gross Annual Investment Return of			Assuming Hypothetical Gross Annual Investment Return of
			0%	6%	12%	0%	6%	12%
1	$5,350	5,618	104,292	104,562	104,833	4,515	4,786	5,057
2	5,350	11,516	108,413	109,215	110,050	8,516	9,318	10,153
3	5,350	17,709	112,431	114,029	115,757	12,431	14,029	15,757
4	5,350	24,212	116,347	119,009	122,003	16,347	19,009	22,003
5	5,350	31,040	120,159	124,159	128,838	20,159	24,159	28,838
6	5,350	38,210	123,866	129,482	136,317	23,866	29,482	36,317
7	5,350	45,738	127,465	134,981	144,469	27,465	34,981	44,469
8	0	48,025	126,192	135,611	148,042	26,192	35,611	48,042
9	0	50,426	124,885	136,209	151,893	24,885	36,209	51,893
10	0	52,947	123,538	136,767	156,035	23,538	36,767	56,035
15	0	67,575	116,001	138,637	181,922	16,001	38,637	81,922
20 (Age 65)	0	86,245	106,383	137,805	218,643	6,383	37,805	118,643
25	0	110,073	0	131,578	269,290	0	31,578	169,290
30	0	140,485	0	107,324	341,181	0	7,324	236,931
35	0	179,298	0	0	426,411	0	0	323,039
40	0	228,834	0	0	528,035	0	0	428,035
45	0	292,057	0	0	640,468	0	0	540,468
50	0	372,747	0	0	736,692	0	0	636,692

  It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

  FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
  WITH TABLE OF SELECTED FACE AMOUNTS
  Unisex (85% male), Issue Age 45, Uni Tobacco (85% nonsmoker)
  $60,000 Selected Face Amount All Years
  $40,000 Term Face Amount
  $3,225 Cutoff Premium
  Seven Annual Premium Payments of $5,350 and $250,000 Initial Case Premium Paid
  Using Current Schedule of Charges for Guaranteed Issue
  Definition of Life Insurance: Cash Value Accumulation Test

			Death Benefit (Option 3)			Cash Surrender Value
End of Policy Year	Premiums Per Year	Premiums Accumulation at 5% Interest Per Year	Assuming Hypothetical Gross Annual Investment Return of			Assuming Hypothetical Gross Annual Investment Return of
			0%	6%	12%	0%	6%	12%
1	$5,350	5,618	105,350	105,350	105,350	4,844	5,126	5,408
2	5,350	11,516	110,700	110,700	110,700	9,106	9,951	10,831
3	5,350	17,709	116,050	116,050	116,050	13,316	15,011	16,845
4	5,350	24,212	121,400	121,400	121,400	17,560	20,403	23,599
5	5,350	31,040	126,750	126,750	126,750	21,737	26,033	31,059
6	5,350	38,210	132,100	132,100	132,100	25,847	31,914	39,300
7	5,350	45,738	137,450	137,450	137,450	29,890	38,058	48,406
8	0	48,025	137,450	137,450	137,450	29,088	39,410	53,119
9	0	50,426	137,450	137,450	138,825	28,281	40,817	58,330
10	0	52,947	137,450	137,450	148,661	27,468	42,278	64,078
15	0	67,575	137,450	137,450	206,995	23,034	50,289	102,473
20 (Age 65)	0	86,245	137,450	137,450	293,288	17,491	59,896	164,768
25	0	110,073	137,450	137,450	418,858	9,495	70,696	263,432
30	0	140,485	0	137,450	602,523	0	82,742	418,419
35	0	179,298	0	137,450	872,149	0	96,352	660,719
40	0	228,834	0	137,725	1,265,855	0	111,971	1,029,150
45	0	292,057	0	152,426	1,849,507	0	130,279	1,580,776
50	0	372,747	0	166,626	2,668,157	0	150,113	2,403,745

  It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

  FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
  WITH TABLE OF SELECTED FACE AMOUNTS
  Unisex (85% male), Issue Age 45, Uni Tobacco (85% nonsmoker)
  $60,000 Selected Face Amount All Years
  $40,000 Term Face Amount
  $3,225 Cutoff Premium
  Seven Annual Premium Payments of $5,350 and $250,000 Initial Case Premium Paid
  Using Guaranteed Schedule of Charges (fund level charges are reflected on a current basis)
  Definition of Life Insurance Cash Value Accumulation Test

			Death Benefit (Option 3)			Cash Surrender Value
End of Policy Year	Premiums Per Year	Premiums Accumulation at 5% Interest Per Year	Assuming Hypothetical Gross Annual Investment Return of			Assuming Hypothetical Gross Annual Investment Return of
			0%	6%	12%	0%	6%	12%
1	$5,350	5,618	105,350	105,350	105,350	4,511	4,782	5,054
2	5,350	11,516	110,700	110,700	110,700	8,501	9,306	10,144
3	5,350	17,709	116,050	116,050	116,050	12,396	14,003	15,742
4	5,350	24,212	121,400	121,400	121,400	16,282	18,965	21,985
5	5,350	31,040	126,750	126,750	126,750	20,050	24,091	28,826
6	5,350	38,210	132,100	132,100	132,100	23,698	29,388	36,325
7	5,350	45,738	137,450	137,450	137,450	27,218	34,856	44,494
8	0	48,025	137,450	137,450	137,450	25,848	35,459	48,097
9	0	50,426	137,450	137,450	137,450	24,423	36,033	51,993
10	0	52,947	137,450	137,450	137,450	22,931	36,569	56,202
15	0	67,575	137,450	137,450	167,115	14,114	38,410	82,730
20 (Age 65)	0	86,245	137,450	137,450	214,327	1,483	37,634	120,408
25	0	110,073	0	137,450	273,898	0	30,864	172,263
30	0	140,485	0	137,450	348,085	0	385	241,726
35	0	179,298	0	0	435,565	0	0	329,973
40	0	228,834	0	0	539,782	0	0	438,847
45	0	292,057	0	0	659,690	0	0	563,838
50	0	372,747	0	0	784,467	0	0	706,727

  It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

  Appendix C

  Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Roger G. Ackerman, Director P.O. Box 45 Phoenix, NY 13135	Corning, Inc. Chairman (2001) Chairman and Chief Executive Officer (1996-2000)

James R. Birle, Director 2 Soundview Drive Greenwich, CT 06836	Resolute Partners, LLC Chairman (since 1997)

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Computer Projections, Inc. Chairman, President and CEO (1991-2000)

James H. DeGraffenreidt, Jr., Director 1100 H Street North West Washington, D.C. 20080	WGL Holdings, Inc.
      Chairman and Chief Executive Officer (since 2001)
      Chairman, President, and Chief Executive Officer (2000-2001)
      Chairman and Chief Executive Officer (1998-2000)
      President and Chief Executive Officer (1998)
President and Chief Operating Officer (1994-1998)

Patricia Diaz Dennis, Director 175 East Houston, Room 5-A-50 San Antonio, TX 78205	SBC Communications Inc. Senior Vice President—Regulatory and Public Affairs (since 1998) Senior Vice President and Assistant General Counsel (1995-1998)

Anthony Downs, Director 1775 Massachusetts Ave., N.W. Washington, DC 20036-2188	The Brookings Institution Senior Fellow (since 1977)

James L. Dunlap, Director 2514 Westgate Houston, TX 77019	Ocean Energy, Inc. Vice Chairman (1998-1999) United Meridian Corporation President and Chief Operating Officer (1996-1998)

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Yale University School of Forestry and Environmental Studies Senior Fellow (since 1995)

Robert M. Furek, Director c/o Shipman & Goodwin One American Row Hartford, CT 06103	Resolute Partners LLC Partner (since 1997) State Board of Trustees for the Hartford School System Chairman (1997-2000)
  Appendix C
Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Charles K. Gifford, Director 100 Federal Street, MA DE 10026A Boston, MA 02110	FleetBoston Financial
      President and Chief Executive Officer (since 2001)
      President and Chief Operating Officer (1999-2001)
  BankBoston, N.A.
      Chairman and Chief Executive Officer (1996-1999)
  BankBoston Corporation
Chairman (1998-1999) and Chief Executive Officer (1995-1999)

William N. Griggs, Director One State Street, 9th Floor New York, NY 10004	Griggs & Santow, Inc. Managing Director (since 1983)

William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299	Lucent Technologies Senior Executive Vice President (1996-1996)

John F. Maypole, Director 55 Sandy Hook Road — North Sarasota, FL 34242	Peach State Real Estate Holding Company Managing Partner (since 1984)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company
      Chairman (since 2000), Director, President and Chief Executive
          Officer (since 1999)
  American International Group, Inc.
      Senior Vice President (1991-1998)
  AIG Life Companies
President and Chief Executive Officer (1991-1998)

Marc Racicot, Director 2000 K Street, N.W., Suite 500 Washington, D.C. 20006-1872	Bracewell & Patterson, LLP Partner (since 2001) State of Montana Governor (1993-2000)
  Appendix C
Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Executive Vice Presidents:

Susan A. Alfano 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996-2001)

Lawrence V. Burkett, Jr. 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President and General Counsel (since 1993)

Frederick Castellani 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996-2001)

Howard Gunton 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President & CFO (since 2001) Senior Vice President & CFO (1999-2001) AIG Life Insurance Co. Senior Vice President & CFO (1973-1999)

James E. Miller 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 1997 and 1987-1996)

Christine M. Modie 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company
      Executive Vice President and Chief Information Officer
          (since 1999)
  Travelers Insurance Company
      Senior Vice President and Chief Information Officer
(1996-1999)

John V. Murphy 1295 State Street Springfield, MA 01111	OppenheimerFunds, Inc.
      Chairman, President, and Chief Executive Officer (since 2001)
      President & Chief Operating Officer (2000-2001 )
  Massachusetts Mutual Life Insurance Company
Executive Vice President (since 1997)

Stuart H. Reese 1295 State Street Springfield, MA 01111	David L. Babson and Co. Inc.
      Chairman and Chief Executive Officer (since 2001)
      President and Chief Executive Officer (1999-2001)
  Massachusetts Mutual Life Insurance Company
      Executive Vice President and Chief Investment Officer
          (since 1999)
Chief Executive Director-Investment Management (1997-1999)

Matthew Winter 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1998-2001) Vice President (1996-1998)
  Appendix C

  Appendix D - Minimum Face Amount Percentages

	Cash Value Accumulation Test:									Guideline Premium Test:
Attained Age	Male * Non- Tobacco	Male Tobacco	Male Uni- Tobacco	Female * Non- Tobacco	Female Tobacco	Female Uni- Tobacco	Unisex * Non- Tobacco	Unisex Tobacco	Unisex Uni- Tobacco	All Rate Classes

20	710	576	653	808	711	779	727	598	674	250
21	689	559	634	783	688	754	706	581	654	250
22	669	543	615	758	666	730	685	564	635	250
23	649	528	597	733	645	706	664	547	616	250
24	629	512	580	710	624	684	644	531	598	250

25	610	497	562	687	604	662	624	515	579	250
26	591	482	545	664	584	640	604	499	561	250
27	572	467	528	643	565	619	585	483	544	250
28	554	452	511	622	547	599	566	468	526	250
29	536	438	494	601	529	580	548	453	509	250

30	518	424	479	581	512	561	530	438	493	250
31	501	410	463	562	495	542	512	424	477	250
32	485	397	448	544	479	525	495	411	461	250
33	469	384	433	526	463	507	479	397	446	250
34	453	371	419	508	448	491	463	385	432	250

35	438	360	406	491	434	475	448	372	418	250
36	424	348	392	475	420	459	433	360	404	250
37	410	337	380	459	406	444	419	349	391	250
38	396	326	367	444	393	430	405	338	378	250
39	383	316	356	430	381	416	391	327	366	250

40	370	306	344	416	369	403	379	317	355	250
41	358	296	333	402	357	390	366	307	343	243
42	347	287	323	389	346	378	354	297	333	236
43	335	279	313	377	336	366	343	288	322	229
44	324	270	303	365	326	355	332	280	312	222

45	314	262	294	353	316	344	321	272	303	215
46	304	255	285	342	307	333	311	264	294	209
47	294	247	277	332	298	323	301	256	285	203
48	285	240	268	321	289	313	292	249	276	197
49	276	234	260	311	281	304	283	242	268	191

50	268	227	253	302	273	295	274	235	260	185
51	259	221	245	292	266	286	265	229	253	178
52	251	215	238	284	258	278	257	223	245	171
53	244	209	232	275	251	270	249	217	238	164
54	236	204	225	267	244	262	242	211	232	157

55	229	199	219	259	238	254	235	206	225	150
56	223	194	213	251	231	247	228	200	219	146
57	216	189	207	244	225	240	221	196	213	142
58	210	185	202	237	219	233	215	191	208	138
59	204	180	197	230	214	227	209	186	202	134

60	199	176	192	223	208	221	203	182	197	130
61	193	172	187	217	203	214	198	178	192	128
62	188	168	182	210	197	208	192	174	187	126

	Cash Value Accumulation Test:									Guideline Premium Test:
Attained Age	Male * Non- Tobacco	Male Tobacco	Male Uni- Tobacco	Female * Non- Tobacco	Female Tobacco	Female Uni- Tobacco	Unisex * Non- Tobacco	Unisex Tobacco	Unisex Uni- Tobacco	All Rate Classes

63	183	165	178	204	192	203	187	170	183	124
64	179	161	174	199	187	197	182	166	178	122

65	174	158	170	193	183	192	178	163	174	120
66	170	155	166	188	178	187	173	160	170	119
67	166	152	162	183	174	182	169	157	166	118
68	162	149	159	178	170	177	165	154	162	117
69	158	147	155	174	166	173	161	151	159	116

70	155	144	152	169	162	169	158	148	156	115
71	152	142	149	165	159	164	154	146	152	113
72	148	140	146	161	155	160	151	143	149	111
73	145	137	144	157	152	156	148	141	146	109
74	143	135	141	153	149	153	145	139	144	107

75	140	133	139	150	146	149	142	137	141	105
76	138	132	136	147	143	146	140	135	139	105
77	135	130	134	143	140	143	137	133	136	105
78	133	128	132	141	138	140	135	131	134	105
79	131	127	130	138	135	138	133	129	132	105

80	129	126	129	135	133	135	131	128	130	105
81	127	124	127	133	131	133	129	126	128	105
82	126	123	125	130	129	130	127	125	127	105
83	124	122	124	128	127	128	125	123	125	105
84	123	121	122	126	125	126	124	122	123	105

85	121	120	121	124	123	124	122	121	122	105
86	120	119	120	123	122	123	121	120	121	105
87	119	118	119	121	120	121	119	119	119	105
88	118	117	118	119	119	119	118	118	118	105
89	117	116	116	118	118	118	117	117	117	105

90	116	115	116	117	117	117	116	116	116	105
91	115	114	115	115	115	115	115	115	115	104
92	114	113	114	114	114	114	114	114	114	103
93	112	112	112	113	113	113	113	113	113	102
94	111	111	111	112	112	112	111	111	111	101

95	110	110	110	110	110	110	110	110	110	100
96	109	109	109	109	109	109	109	109	109	100
97	107	107	107	107	107	107	107	107	107	100
98	106	106	106	106	106	106	106	106	106	100
99	104	104	104	104	104	104	104	104	104	100
  * The Non-Tobacco rates apply to both Preferred Non-Tobacco and Standard Non-Tobacco Policies

  Independent Auditors’ Report

  The Board of Directors and Policyowners of
  Massachusetts Mutual Life Insurance Company

  We have audited the accompanying statement of Assets and Liabilities of each of the divisions of Massachusetts Mutual Variable Life Separate Account I –  Strategic Variable Life® Plus Segment (“the Account”), as of December 31, 2001, the related statements of Operations and the statements of Changes in Net Assets for the year ended December 31, 2001, 2000 and for the period from April 1, 1999 through December 31, 1999. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account at December 31, 2001, the results of its operations and its changes in net assets for the years ended December 31, 2001, 2000 and for the period from April 1, 1999 through December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

  Deloitte & Touche LLP
  New York, New York
  February 15, 2002
  Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Plus Segment

  STATEMENT OF ASSETS AND LIABILITIES
  December 31, 2001

	MML Equity Division	MML Managed Bond Division	MML Blend Division	MML Equity Index Division	MML Small Cap Value Equity Division	MML Growth Equity Division	MML Small Cap Growth Equity Division	MML Large Cap Value Division	MML Emerging Growth Division	Oppenheimer Money Division

ASSETS

Investments
Number of shares	24,323	241,053	73,775	641,727	4,427	1,034	2,786	10,998	6,370	10,514,364

Identified cost (Note 3B)	$ 749,890	$ 2,998,027	$ 1,315,562	$ 9,914,379	$ 42,102	$ 8,774	$ 32,840	$ 105,971	$ 36,927	$ 10,514,364

Value (Note 3A)	$ 517,673	$ 2,957,255	$ 1,089,072	$ 9,067,602	$ 42,798	$ 7,845	$ 29,520	$ 96,050	$ 39,146	$ 10,514,364

Dividends receivable	-	-	-	-	-	-	-	-	-	3,890

Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	1,979	-	-	-	-	-	-

Total assets	517,673	2,957,255	1,089,072	9,069,581	42,798	7,845	29,520	96,050	39,146	10,518,254

LIABILITIES

Payable to Massachusetts Mutual Life Insurance Company	69	289	137	-	6	1	6	12	8	839

NET ASSETS	$ 517,604	$ 2,956,966	$ 1,088,935	$ 9,069,581	$ 42,792	$ 7,844	$ 29,514	$ 96,038	$ 39,138	$ 10,517,415

Net Assets:

For variable life insurance policies	$ 517,604	$ 2,956,966	$ 1,088,935	$ 9,069,581	$ 42,792	$ 7,844	$ 29,514	$ 96,038	$ 39,138	$ 10,517,415

Accumulation units (Note 7 and 8)

Policyowners	607,728	2,521,783	1,170,864	10,158,621	33,126	12,734	43,066	113,367	66,651	9,352,419

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)

December 31, 2001	$ 0.85	$ 1.17	$ 0.93	$ 0.89	$ 1.29	$ 0.62	$ 0.69	$ 0.85	$ 0.59	$ 1.12

December 31, 2000	1.00	1.09	0.99	1.02	1.26	-	-	0.96	0.71	1.09

  See Notes to Financial Statements.

  Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Plus Segment

  STATEMENT OF ASSETS AND LIABILITIES (Continued)
  December 31, 2001

	Oppenheimer Bond Division	Oppenheimer High Income Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	Oppenheimer Main Street® Growth & Income Division	*Oppenheimer Main Street® Small Cap Division	Panorama Total Return Division	Panorama Growth Division

ASSETS

Investments
Number of shares	8,714	23,567	21,806	32,355	3,628	61,952	36,636	36,101	18,440	207,214	84,950

Identified cost (Note 3B)	$ 95,428	$ 219,832	$ 1,102,543	$ 1,330,911	$ 57,112	$ 1,625,276	$ 167,619	$ 743,004	$ 208,651	$ 310,865	$ 159,307

Value (Note 3A)	$ 97,680	$ 201,262	$ 887,926	$ 1,183,533	$ 55,870	$ 1,414,988	$ 169,260	$ 685,555	$ 203,758	$ 267,307	$ 146,963

Dividends receivable	-	-	-	-	-	-	-	-	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	-	-	2,774	-	-	-	-	-	-	-	-

Total assets	97,680	201,262	890,700	1,183,533	55,870	1,414,988	169,260	685,555	203,758	267,307	146,963

LIABILITIES

Payable to Massachusetts Mutual Life Insurance Company	9	17	-	529	7	1,075	17	87	1,499	34	17

NET ASSETS	$ 97,671	$ 201,245	$ 890,700	$ 1,183,004	$ 55,863	$ 1,413,913	$ 169,243	$ 685,468	$ 202,259	$ 267,273	$ 146,946

Net Assets:

For variable life insurance policies	$ 97,671	$ 201,245	$ 890,700	$ 1,183,004	$ 55,863	$ 1,413,913	$ 169,243	$ 685,468	$ 202,259	$ 267,273	$ 146,946

Accumulation units (Note 7 and 8)

Policyowners	87,734	207,078	893,163	1,041,361	47,927	1,019,766	156,033	724,291	158,421	299,506	195,178

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)

December 31, 2001	$ 1.11	$ 0.97	$ 1.00	$ 1.14	$ 1.17	$ 1.39	$ 1.08	$ 0.95	$ 1.28	$ 0.89	$ 0.75

December 31, 2000	1.04	0.96	1.46	1.31	1.15	1.59	1.04	1.06	1.29	0.96	0.85

*	Prior to May 1, 2002, this Division was called the Oppenheimer Small Cap Growth Division

  See Notes to Financial Statements.

  Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Plus Segment

  STATEMENT OF ASSETS AND LIABILITIES (Continued)
  December 31, 2001

	Oppenheimer International Growth Division	American Century VP Income & Growth Division	American Century VP Value Division	American Century VP International Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	T. Rowe Price Limited-Term Bond Division	Fidelity® VIP Growth Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	Goldman Sachs Mid Cap Value Division

ASSETS

Investments
Number of shares	120,358	17,036	2,352	724	34,408	3,881	42,548	652	29,642	36,881	13,226

Identified cost (Note 3B)	$ 170,351	$ 122,973	$ 16,185	$ 4,881	$ 635,771	$ 68,186	$ 212,447	$ 21,730	$ 703,748	$ 494,669	$ 147,982

Value (Note 3A)	$ 128,783	$ 110,056	$ 17,502	$ 4,772	$ 628,287	$ 70,316	$ 215,293	$ 21,822	$ 594,614	$ 379,506	$ 149,325

Dividends receivable	-	-	-	-	-	-	913	-	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-

Total assets	128,783	110,056	17,502	4,772	628,287	70,316	216,206	21,822	594,614	379,506	149,325

LIABILITIES

Payable to Massachusetts Mutual Life Insurance Company	656	16	2	-	97	12	9	3	72	54	21

NET ASSETS	$ 128,127	$ 110,040	$ 17,500	$ 4,772	$ 628,190	$ 70,304	$ 216,197	$ 21,819	$ 594,542	$ 379,452	$ 149,304

Net Assets:

For variable life insurance policies	$ 128,127	$ 110,040	$ 17,500	$ 4,772	$ 628,190	$ 70,304	$ 216,197	$ 21,819	$ 594,542	$ 379,452	$ 149,304

Accumulation units (Note 7 and 8)

Policyowners	126,397	137,885	13,642	7,834	479,913	80,683	184,151	33,285	630,613	406,950	101,541

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)

December 31, 2001	$ 1.01	$ 0.80	$ 1.28	$ 0.61	$ 1.31	$ 0.87	$ 1.17	$ 0.66	$ 0.94	$ 0.93	$ 1.47

December 31, 2000	1.35	0.88	-	-	1.33	0.99	1.09	-	1.08	1.10	1.32

  See Notes to Financial Statements.

  Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Plus Segment

  STATEMENT OF ASSETS AND LIABILITIES (Continued)
  December 31, 2001

	Goldman Sachs CORE SM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division	MFS® New Discovery Division	MFS® Emerging Growth Division	MFS® Research Division	Janus Aspen Worldwide Growth Division	Janus Aspen Capital Appreciation Division	Janus Aspen Balanced Division

ASSETS

Investments
Number of shares	22,337	614	63,811	22,246	14,902	5,247	2,739	6,640	5,220

Identified cost (Note 3B)	$ 281,858	$ 6,720	$ 726,641	$ 365,980	$ 375,174	$ 79,184	$ 99,995	$ 172,444	$ 128,628

Value (Note 3A)	$ 244,363	$ 5,728	$ 573,658	$ 339,700	$ 267,932	$ 75,136	$ 78,165	$ 137,573	$ 117,820

Dividends receivable	-	-	-	-	-	-	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-

Total assets	244,363	5,728	573,658	339,700	267,932	75,136	78,165	137,573	117,820

LIABILITIES

Payable to Massachusetts Mutual Life Insurance Company	33	-	78	56	2,893	9	10	18	14

NET ASSETS	$ 244,330	$ 5,728	$ 573,580	$ 339,644	$ 265,039	$ 75,127	$ 78,155	$ 137,555	$ 117,806

Net Assets:

For variable life insurance policies	$ 244,330	$ 5,728	$ 573,580	$ 339,644	$ 265,039	$ 75,127	$ 78,155	$ 137,555	$ 117,806

Accumulation units (Note 7 and 8)

Policyowners	268,891	6,466	664,673	212,233	297,772	83,723	128,334	225,023	131,729

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)

December 31, 2001	$ 0.91	$ 0.89	$ 0.86	$ 1.60	$ 0.89	$ 0.90	$ 0.61	$ 0.61	$ 0.89

December 31, 2000	1.04	0.98	1.12	1.70	1.35	1.15	0.79	0.79	0.94

  See Notes to Financial Statements.

  Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Plus Segment

  STATEMENT OF OPERATIONS
  For The Year Ended December 31, 2001

	MML Equity Division	MML Managed Bond Division	MML Blend Division	MML Equity Index Division	MML Small Cap Value Equity Division	MML Growth Equity Division	MML Small Cap Growth Equity Division	MML Large Cap Value Division	MML Emerging Growth Division	Oppenheimer Money Division

Investment income

Dividends (Note 3B)	$ 168,572	$ 247,532	$ 171,136	$ 93,614	$ 205	$ 3	$ 134	$ 330	$ -	$ 319,810

Expenses

Mortality and expense risk fees (Note 4)	3,576	20,437	5,856	53,696	147	44	105	572	210	52,952

Net investment income (loss) (Note 3C)	164,996	227,095	165,280	39,918	58	(41)	29	(242)	(210)	266,858

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	(61,668)	97,104	(92,462)	(1,412,747)	(95)	(2,850)	(70)	(819)	(15,600)	-

Change in net unrealized appreciation (depreciation) of investments	(199,732)	(93,543)	(132,371)	(159,772)	564	(929)	(3,320)	(10,096)	11,813	-

Net gain (loss) on investments	(261,400)	3,561	(224,833)	(1,572,519)	469	(3,779)	(3,390)	(10,915)	(3,787)	-

Net increase (decrease) in net assets resulting from operations	$ (96,404)	$ 230,656	$ (59,553)	$ (1,532,601)	$ 527	$ (3,820)	$ (3,361)	$ (11,157)	$ (3,997)	$ 266,858

  See Notes to Financial Statements.

  Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Plus Segment

  STATEMENT OF OPERATIONS (Continued)
  For The Year Ended December 31, 2001

	Oppenheimer Bond Division	Oppenheimer High Income Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	Oppenheimer Main Street® Growth & Income Division	*Oppenheimer Main Street® Small Cap Division	Panorama Total Return Division	Panorama Growth Division

Investment income

Dividends (Note 3B)	$ 6,252	$ 14,650	$ 91,971	$ 72,525	$ 3,703	$ 129,417	$ 4,329	$ 2,586	$ -	$ 10,601	$ 918

Expenses

Mortality and expense risk fees (Note 4)	545	1,012	4,569	6,088	267	7,284	671	3,290	1,073	1,538	606

Net investment income (loss) (Note 3C)	5,707	13,638	87,402	66,437	3,436	122,133	3,658	(704)	(1,073)	9,063	312

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	593	(820)	(298,769)	(113,512)	(1,578)	(92,815)	(1,402)	(31,664)	(8,576)	(332)	(7,919)

Change in net unrealized appreciation (depreciation) of investments	(524)	(11,374)	(49,074)	(116,947)	(990)	(188,052)	2,429	(29,575)	7,665	(28,513)	(1,677)

Net gain (loss) on investments	69	(12,194)	(347,843)	(230,459)	(2,568)	(280,867)	1,027	(61,239)	(911)	(28,845)	(9,596)

Net increase (decrease) in net assets resulting from operations	$ 5,776	$ 1,444	$ (260,441)	$ (164,022)	$ 868	$ (158,734)	$ 4,685	$ (61,943)	$ (1,984)	$ (19,782)	$ (9,284)

*	Prior to May 1, 2001, this Division was called the Oppenheimer Small Cap Growth Division

  See Notes to Financial Statements.

  Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Plus Segment

  STATEMENT OF OPERATIONS (Continued)
  For The Year Ended December 31, 2001

	Oppenheimer International Growth Division	American Century VP Income & Growth Division	American Century VP Value Division	American Century VP International Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	T. Rowe Price Limited-Term Bond Division	Fidelity® VIP Growth Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	Goldman Sachs Mid Cap Value Division

Investment income

Dividends (Note 3B)	$ 23,103	$ 706	$ -	$ -	$ -	$ 1,183	$ 8,330	$ 51	$ 16,795	$ 1,902	$ 8,345

Expenses

Mortality and expense risk fees (Note 4)	771	590	32	9	2,509	402	928	54	3,146	2,694	1,446

Net investment income (loss) (Note 3C)	22,332	116	(32)	(9)	(2,509)	781	7,402	(3)	13,649	(792)	6,899

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	(24,365)	(844)	(320)	(1)	(4,954)	(19,994)	1,430	(79)	(9,118)	(57,850)	55,811

Change in net unrealized appreciation (depreciation) of investments	(35,461)	(7,326)	1,317	(109)	6,226	9,666	2,115	92	(73,769)	(21,166)	(28,647)

Net gain (loss) on investments	(59,826)	(8,170)	997	(110)	1,272	(10,328)	3,545	13	(82,887)	(79,016)	27,164

Net increase (decrease) in net assets resulting from operations	$ (37,494)	$ (8,054)	$ 965	$ (119)	$ (1,237)	$ (9,547)	$ 10,947	$ 10	$ (69,238)	$ (79,808)	$ 34,063

  See Notes to Financial Statements.

  Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Plus Segment

  STATEMENT OF OPERATIONS (Continued)
  For The Year Ended December 31, 2001

	Goldman Sachs CORE SM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division	MFS® New Discovery Division	MFS® Emerging Growth Division	MFS® Research Division	Janus Aspen Worldwide Growth Division	Janus Aspen Capital Appreciation Division	Janus Aspen Balanced Division

Investment income

Dividends (Note 3B)	$ 1,118	$ 27	$ 10,369	$ 6,564	$ 20,922	$ 3,897	$ 389	$ 1,571	$ 3,069

Expenses

Mortality and expense risk fees (Note 4)	1,603	35	3,598	1,565	1,811	252	414	654	684

Net investment income (loss) (Note 3C)	(485)	(8)	6,771	4,999	19,111	3,645	(25)	917	2,385

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	(37,373)	(34)	(49,825)	(6,410)	(109,149)	(6,440)	(1,837)	(3,110)	(293)

Change in net unrealized appreciation (depreciation) of investments	8,372	(615)	(127,821)	(18,009)	(50,069)	(429)	(14,954)	(24,074)	(8,670)

Net gain (loss) on investments	(29,001)	(649)	(177,646)	(24,419)	(159,218)	(6,869)	(16,791)	(27,184)	(8,963)

Net increase (decrease) in net assets resulting from operations	$ (29,486)	$ (657)	$ (170,875)	$ (19,420)	$ (140,107)	$ (3,224)	$ (16,816)	$ (26,267)	$ (6,578)

  See Notes to Financial Statements.

  Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Plus Segment

  STATEMENT OF OPERATIONS
  For The Year Ended December 31, 2000

	MML Equity Division	MML Managed Bond Division	MML Blend Division	MML Equity Index Division	MML Small Cap Value Equity Division	†MML Large Cap Value Division	†MML Emerging Growth Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division

Investment Income

Dividends (Note 3B)	$ 53,669	$ 64,670	$ 94,366	$ 60,794	$ 45	$ 328	$ -	$ 249,102	$ 5	$ 311

Expenses

Mortality and expense risk fees (Note 4)	2,765	6,757	2,442	36,721	9	83	35	24,343	194	311

Net investment income (loss) (Note 3C)	50,904	57,913	91,924	24,073	36	245	(35)	224,759	(189)	-

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	54,074	2,610	1,793	625,948	10	(7)	(29)	—	3	(1,069)

Change in net unrealized appreciation (depreciation) of investments	(32,485)	60,511	(94,264)	(1,407,674)	132	174	(9,594)	—	2,776	(7,196)

Net gain (loss) on investments	21,589	63,121	(92,471)	(781,726)	142	167	(9,623)	—	2,779	(8,265)

Net increase (decrease) in net assets resulting from operations	$ 72,493	$ 121,034	$ (547)	$ (757,653)	$ 178	$ 412	$ (9,658)	$ 224,759	$ 2,590	$ (8,265)

  † For the Period September 1, 2000 (Commencement of Operations) Through December 31, 2000.

  See Notes to Financial Statements.

  Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Plus Segment

  STATEMENT OF OPERATIONS (Continued)
  For The Year Ended December 31, 2000

	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Small Cap Growth Division	Panorama Total Return Division	Panorama Growth Division

Investment income

Dividends (Note 3B)	$ 2,704	$ 2,677	$ -	$ 2,456	$ 1,614	$ 3,381	$ -	$ 124	$ -

Expenses

Mortality and expense risk fees (Note 4)	1,735	1,817	52	1,941	146	1,173	325	439	136

Net investment income (loss) (Note 3C)	969	860	(52)	515	1,468	2,208	(325)	(315)	(136)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	2,461	(2,788)	22	(6,388)	(490)	1,365	(7,511)	(50)	(7)

Change in net unrealized appreciation (depreciation) of investments	(173,115)	(30,430)	(252)	(22,236)	(954)	(27,875)	(12,557)	(15,045)	(10,668)

Net gain (loss) on investments	(170,654)	(33,218)	(230)	(28,624)	(1,444)	(26,510)	(20,068)	(15,095)	(10,675)

Net increase (decrease) in net assets resulting from operations	$ (169,685)	$ (32,358)	$ (282)	$ (28,109)	$ 24	$ (24,302)	$ (20,393)	$ (15,410)	$ (10,811)

  See Notes to Financial Statements.

  Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Plus Segment

  STATEMENT OF OPERATIONS (Continued)
  For The Year Ended December 31, 2000

	*Oppenheimer International Growth Division	†American Century VP Income & Growth Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	T. Rowe Price Limited-Term Bond Division	Fidelity® VIP II Contrafund Division	Goldman Sachs Capital Growth Division	Goldman Sachs Mid Cap Value Division

Investment income

Dividends (Note 3B)	$ 4,518	$ -	$ 4,968	$ 3,962	$ 471	$ 154	$ 30,246	$ 10,565

Expenses

Mortality and expense risk fees (Note 4)	325	81	778	146	44	1,109	1,229	850

Net investment income (loss) (Note 3C)	4,193	(81)	4,190	3,816	427	(955)	29,017	9,715

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	(5,649)	(18)	6,099	170	1	(378)	4,107	10,714

Change in net unrealized appreciation (depreciation) of investments	(9,919)	(5,591)	(17,139)	(7,535)	730	(35,365)	(93,997)	28,414

Net gain (loss) on investments	(15,568)	(5,609)	(11,040)	(7,365)	731	(35,743)	(89,890)	39,128

Net increase (decrease) in net assets resulting from operations	$ (11,375)	$ (5,690)	$ (6,850)	$ (3,549)	$ 1,158	$ (36,698)	$ (60,873)	$ 48,843

*	Prior to May 1, 2000, this Division was called the Panorama International Equity Division.

†	For the Period September 1, 2000 (Commencement of Operations) Through December 31, 2000.

  See Notes to Financial Statements.

  Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Plus Segment

  STATEMENT OF OPERATIONS (Continued)
  For The Year Ended December 31, 2000

	Goldman Sachs CORE SM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division	MFS® New Discovery Division	MFS® Emerging Growth Division	MFS® Research Division	†Janus Aspen Worldwide Growth Division	†Janus Aspen Capital Appreciation Division	†Janus Aspen Balanced Division

Investment income

Dividends (Note 3B)	$ 4,080	$ 19	$ 7,496	$ 311	$ 9,277	$ 52	$ 93	$ 424	$ 622

Expenses

Mortality and expense risk fees (Note 4)	1,078	14	554	405	1,333	79	55	77	113

Net investment income (loss) (Note 3C)	3,002	5	6,942	(94)	7,944	(27)	38	347	509

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	2,560	(8)	(434)	(37)	(30,987)	5	(16)	(29)	(5)

Change in net unrealized appreciation (depreciation) of investments	(47,482)	(378)	(25,162)	(8,271)	(57,174)	(3,620)	(6,877)	(10,796)	(2,138)

Net gain (loss) on investments	(44,922)	(386)	(25,596)	(8,308)	(88,161)	(3,615)	(6,893)	(10,825)	(2,143)

Net increase (decrease) in net assets resulting from operations	$ (41,920)	$ (381)	$ (18,654)	$ (8,402)	$ (80,217)	$ (3,642)	$ (6,855)	$ (10,478)	$ (1,634)

†	For the Period September 1, 2000 (Commencement of Operations) Through December 31, 2000.

  See Notes to Financial Statements.

  Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Plus

  STATEMENT OF OPERATIONS (Continued)
  For The Period April 1, 1999 (Commencement of Operations) Through December 31, 1999

	MML Managed Bond Division	MML Blend Division	MML Equity Index Division	Oppenheimer Money Division	*Oppenheimer Aggressive Growth Division	Oppenheimer Strategic Bond Division	**Panorama International Equity Division	T. Rowe Price Mid-Cap Growth Division	Goldman Sachs Capital Growth Division	†Goldman Sachs Mid Cap Value Division	Goldman Sachs CORE U.S. Equity Division

Investment Income

Dividends (Note 3B)	$ 14,959	$ 3,545	$ 66,251	$ 13,417	$ -	$ -	$ -	$ 470	$ 1,115	$ -	$ 645

Expenses

Mortality and expense risk fees (Note 4)	1,236	161	6,554	1,501	22	10	11	21	14	7	21

Net investment income (loss) (Note 3C)	13,723	3,384	59,697	11,916	(22)	(10)	(11)	449	1,101	(7)	624

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	(1,215)	7	20,643	-	155	4	75	45	999	11	27

Change in net unrealized appreciation (depreciation) of investments	(7,741)	144	720,669	-	7,572	167	3,812	3,429	1	1,575	1,614

Net gain (loss) on investments	(8,956)	151	741,312	-	7,727	171	3,887	3,474	1,000	1,586	1,641

Net increase in net assets resulting from operations	$ 4,767	$ 3,535	$ 801,009	$ 11,916	$ 7,705	$ 161	$ 3,876	$ 3,923	$ 2,101	$ 1,579	$ 2,265

*
  The Oppenheimer Aggressive Growth Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund. Prior to May 1, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.

  **The Panorama International Equity Division invests in the Oppenheimer International Growth Fund/VA. Prior to October 1, 1999, Oppenheimer International Growth Fund/VA was called the Panorama International Equity Portfolio.

†
  Prior to May 1, 1999, the Goldman Sachs Mid Cap Value Division was called the Goldman Sachs Mid Cap Equity Division and the Goldman Sachs Mid Cap Value Fund was called the Goldman Sachs Mid Cap Equity Fund.

  See Notes to Financial Statements.

  Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Plus Segment

  STATEMENT OF CHANGES IN NET ASSETS
  For The Year Ended December 31, 2001

	MML Equity Division	MML Managed Bond Division	MML Blend Division	MML Equity Index Division	MML Small Cap Value Equity Division	MML Growth Equity Division	MML Small Cap Growth Equity Division	MML Large Cap Value Division	MML Emerging Growth Division	Oppenheimer Money Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 164,996	$ 227,095	$ 165,280	$ 39,918	$ 58	$ (41)	$ 29	$ (242)	$ (210)	$ 266,858

Net realized gain (loss) on investments	(61,668)	97,104	(92,462)	(1,412,747)	(95)	(2,850)	(70)	(819)	(15,600)	-

Change in net unrealized appreciation (depreciation) of investments	(199,732)	(93,543)	(132,371)	(159,772)	564	(929)	(3,320)	(10,096)	11,813	-

Net increase (decrease) in net assets resulting from operations	(96,404)	230,656	(59,553)	(1,532,601)	527	(3,820)	(3,361)	(11,157)	(3,997)	266,858

Capital transactions: (Note 7)

Net contract payments	111,683	45,334	438,174	527,026	1,721	8,375	143	16,751	-	15,519,937

Withdrawal of funds	(131,284)	(2,958)	(102,295)	(248,067)	(6,493)	-	-	-	-	(4,765,561)

Transfer of death benefits	-	-	-	-	-	-	-	-	-	(8,175)

Transfer of policy loans, net of repayments (Note 3D)	(2,876)	-	-	(2,863)	-	-	(2,879)	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	1,584	3,988	1,652	(3,808)	10	2,819	(112)	(394)	(2,791)	8,292

Transfer of seed money	-	(6,236)	-	-	-	-	-	-	-	(109,678)

Withdrawal due to charges for administrative and insurance costs	(30,572)	(109,338)	(71,284)	(221,686)	(614)	(181)	(685)	(2,895)	(966)	(263,833)

Divisional transfers	57,543	1,255,554	334,673	3,678,681	42,005	651	36,408	1,303	10,513	(8,397,705)

Net increase (decrease) in net assets resulting from capital transactions	6,078	1,186,344	600,920	3,729,283	36,629	11,664	32,875	14,765	6,756	1,983,277

Total increase (decrease)	(90,326)	1,417,000	541,367	2,196,682	37,156	7,844	29,514	3,608	2,759	2,250,135

NET ASSETS, at beginning of the year	607,930	1,539,966	547,568	6,872,899	5,636	-	-	92,430	36,379	8,267,280

NET ASSETS, at end of the year	$ 517,604	$ 2,956,966	$ 1,088,935	$ 9,069,581	$ 42,792	$ 7,844	$ 29,514	$ 96,038	$ 39,138	$ 10,517,415

  See Notes to Financial Statements.

  Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Plus Segment

  STATEMENT OF CHANGES IN NET ASSETS (Continued)
  For The Year Ended December 31, 2001

	Oppenheimer Bond Division	Oppenheimer High Income Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	Oppenheimer Main Street® Growth & Income Division	*Oppenheimer Main Street® Small Cap Division	Panorama Total Return Division	Panorama Growth Division
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 5,707	$ 13,638	$ 87,402	$ 66,437	$ 3,436	$ 122,133	$ 3,658	$ (704)	$ (1,073)	$ 9,063	$ 312

Net realized gain (loss) on investments	593	(820)	(298,769)	(113,512)	(1,578)	(92,815)	(1,402)	(31,664)	(8,576)	(332)	(7,919)

Change in net unrealized appreciation (depreciation) of investments	(524)	(11,374)	(49,074)	(116,947)	(990)	(188,052)	2,429	(29,575)	7,665	(28,513)	(1,677)

Net increase (decrease) in net assets resulting from operations	5,776	1,444	(260,441)	(164,022)	868	(158,734)	4,685	(61,943)	(1,984)	(19,782)	(9,284)

Capital transactions: (Note 7)

Net contract payments	13,525	39,312	508,410	449,955	13,925	420,991	22,298	269,923	24,573	39,049	22,605

Withdrawal of funds	(6,610)	(106)	(150,054)	(250,335)	-	(139,570)	(2,133)	(77,824)	-	-	-

Transfer of death benefits	-	-	-	-	-	-	-	-	-	-	-

Transfer of policy loans, net of repayments (Note 3D)	-	-	(2,885)	(8,277)	-	(8,310)	-	-	-	-	(5,438)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	21	416	4,728	2,145	264	2,568	(4)	556	250	560	(1,114)

Transfer of seed money	-	(3,836)	-	(50,767)	-	-	-	-	-	-	-

Withdrawal due to charges for administrative and insurance costs	(1,600)	(4,586)	(69,549)	(57,041)	(3,150)	(49,661)	(18,174)	(38,181)	(3,725)	(3,651)	(4,649)

Divisional transfers	6,228	32,159	366,163	629,687	24,747	490,191	128,978	278,791	(953)	-	67,460

Net increase (decrease) in net assets resulting from capital transactions	11,564	63,359	656,813	715,367	35,786	716,209	130,965	433,265	20,145	35,958	78,864

Total increase (decrease)	17,340	64,803	396,372	551,345	36,654	557,475	135,650	371,322	18,161	16,176	69,580

NET ASSETS, at beginning of the year	80,331	136,442	494,328	631,659	19,209	856,438	33,593	314,146	184,098	251,097	77,366

NET ASSETS, at end of the year	$ 97,671	$ 201,245	$ 890,700	$ 1,183,004	$ 55,863	$ 1,413,913	$ 169,243	$ 685,468	$ 202,259	$ 267,273	$ 146,946

*	Prior to May 1, 2001, this Division was called the Oppenheimer Small Cap Growth Division.

  See Notes to Financial Statements.

  Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Plus Segment

  STATEMENT OF CHANGES IN NET ASSETS (Continued)
  For The Year Ended December 31, 2001

	Oppenheimer International Growth Division	American Century VP Income & Growth Division	American Century VP Value Division	American Century VP International Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	T. Rowe Price Limited-Term Bond Division	Fidelity® VIP Growth Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	Goldman Sachs Mid Cap Value Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 22,332	$ 116	$ (32)	$ (9)	$ (2,509)	$ 781	$ 7,402	$ (3)	$ 13,649	$ (792)	$ 6,899

Net realized gain (loss) on investments	(24,365)	(844)	(320)	(1)	(4,954)	(19,994)	1,430	(79)	(9,118)	(57,850)	55,811

Change in net unrealized appreciation (depreciation) of investments	(35,461)	(7,326)	1,317	(109)	6,226	9,666	2,115	92	(73,769)	(21,166)	(28,647)

Net increase (decrease) in net assets resulting from operations	(37,494)	(8,054)	965	(119)	(1,237)	(9,547)	10,947	10	(69,238)	(79,808)	34,063

Capital transactions: (Note 7)

Net contract payments	37,191	23,113	529	-	87,765	9,528	8,372	7,278	166,164	139,634	103,300

Withdrawal of funds	(6,700)	-	-	-	(32,362)	(8,884)	(4,442)	-	(3,167)	(30,732)	-

Transfer of death benefits	-	-	-	-	-	-	-	-	-	-	-

Transfer of policy loans, net of repayments (Note 3D)	-	-	(5,439)	-	-	(8,280)	-	-	-	-	(2,888)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	230	(156)	(15)	-	(177)	57	34	176	190	67	(429)

Transfer of seed money	-	-	-	-	-	(7,496)	-	-	(3,119)	-	-

Withdrawal due to charges for administrative and insurance costs	(16,550)	(2,939)	(175)	(17)	(43,942)	(2,255)	(4,029)	(213)	(23,104)	(12,722)	(44,423)

Divisional transfers	18,522	11,814	21,635	4,908	329,203	20,320	131,535	14,568	8,434	(138,484)	(271,998)

Net increase (decrease) in net assets resulting from capital transactions	32,693	31,832	16,535	4,891	340,487	2,990	131,470	21,809	145,398	(42,237)	(216,438)

Total increase (decrease)	(4,801)	23,778	17,500	4,772	339,250	(6,557)	142,417	21,819	76,160	(122,045)	(182,375)

NET ASSETS, at beginning of the year	132,928	86,262	-	-	288,940	76,861	73,780	-	518,382	501,497	331,679

NET ASSETS, at end of the year	$ 128,127	$ 110,040	$ 17,500	$ 4,772	$ 628,190	$ 70,304	$ 216,197	$ 21,819	$ 594,542	$ 379,452	$ 149,304

  See Notes to Financial Statements.

  Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Plus Segment

  STATEMENT OF CHANGES IN NET ASSETS (Continued)
  For The Year Ended December 31, 2001

	Goldman Sachs CORE SM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division	MFS® New Discovery Division	MFS® Emerging Growth Division	MFS® Research Division	Janus Aspen Worldwide Growth Division	Janus Aspen Capital Appreciation Division	Janus Aspen Balanced Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ (485)	$ (8)	$ 6,771	$ 4,999	$ 19,111	$ 3,645	$ (25)	$ 917	$ 2,385

Net realized gain (loss) on investments	(37,373)	(34)	(49,825)	(6,410)	(109,149)	(6,440)	(1,837)	(3,110)	(293)

Change in net unrealized appreciation (depreciation) of investments	8,372	(615)	(127,821)	(18,009)	(50,069)	(429)	(14,954)	(24,074)	(8,670)

Net increase (decrease) in net assets resulting from operations	(29,486)	(657)	(170,875)	(19,420)	(140,107)	(3,224)	(16,816)	(26,267)	(6,578)

Capital transactions: (Note 7)

Net contract payments	113,702	1,305	22,402	51,866	125,157	21,403	11,919	23,249	48,720

Withdrawal of funds	(53)	-	(55)	(8,469)	(77,171)	-	-	-	-

Transfer of death benefits	(44,378)	-	-	-	-	-	-	-	-

Transfer of policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	(2,868)	(2,867)	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(94)	3	215	593	(410)	429	222	503	1

Transfer of seed money	(1,535)	-	(39,612)	-	(1,148)	-	-	-	-

Withdrawal due to charges for administrative and insurance costs	(36,921)	(167)	(21,921)	(8,610)	(12,211)	(3,222)	(1,931)	(3,485)	(2,854)

Divisional transfers	(97,145)	-	658,372	139,300	(28,730)	33,807	30,056	64,856	5,950

Net increase (decrease) in net assets resulting from capital transactions	(66,424)	1,141	619,401	174,680	5,487	52,417	37,398	82,256	51,817

Total increase (decrease)	(95,910)	484	448,526	155,260	(134,620)	49,193	20,582	55,989	45,239

NET ASSETS, at beginning of the year	340,240	5,244	125,054	184,384	399,659	25,934	57,573	81,566	72,567

NET ASSETS, at end of the year	$ 244,330	$ 5,728	$ 573,580	$ 339,644	$ 265,039	$ 75,127	$ 78,155	$ 137,555	$ 117,806

  See Notes to Financial Statements.

  Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Plus Segment

  STATEMENT OF CHANGES IN NET ASSETS
  For The Year Ended December 31, 2000

	MML Equity Division	MML Managed Bond Division	MML Blend Division	MML Equity Index Division	MML Small Cap Value Equity Division	†MML Large Cap Value Division	†MML Emerging Growth Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 50,904	$ 57,913	$ 91,924	$ 24,073	$ 36	$ 245	$ (35)	$ 224,759	$ (189)	$ -

Net realized gain (loss) on investments	54,074	2,610	1,793	625,948	10	(7)	(29)	-	3	(1,069)

Change in net unrealized appreciation (depreciation) of investments	(32,485)	60,511	(94,264)	(1,407,674)	132	174	(9,594)	-	2,776	(7,196)

Net increase (decrease) in net assets resulting from operations	72,493	121,034	(547)	(757,653)	178	412	(9,658)	224,759	2,590	(8,265)

Capital transactions: (Note 7)

Net contract payments	36,850	237,615	149,929	1,178,703	5,552	-	-	12,698,173	12,336	147,055

Withdrawal of funds	-	-	(14,235)	(130)	-	-	-	-	-	-

Transfer of death benefits	-	-	-	-	-	-	-	-	-	-

Transfer of policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(25,848)	12,304	529	(53,225)	(16)	(2)	2	6,783	36	(8)

Transfer of seed money	-	-	-	(14,545)	-	-	-	(56,351)	-	(14,144)

Withdrawal due to charges for administrative and insurance costs	(11,425)	(12,891)	(11,013)	(66,800)	(78)	(323)	(136)	(182,371)	(313)	(1,268)

Divisional transfers	535,860	184,910	290,873	956,377	-	92,343	46,171	(5,394,148)	65,682	13,072

Net increase (decrease) in net assets resulting from capital transactions	535,437	421,938	416,083	2,000,380	5,458	92,018	46,037	7,072,086	77,741	144,707

Total increase (decrease)	607,930	542,972	415,536	1,242,727	5,636	92,430	36,379	7,296,845	80,331	136,442

NET ASSETS, at beginning of the period/year	-	996,994	132,032	5,630,172	-	-	-	970,435	-	-

NET ASSETS, at end of the year	$ 607,930	$ 1,539,966	$ 547,568	$ 6,872,899	$ 5,636	$ 92,430	$ 36,379	$ 8,267,280	$ 80,331	$ 136,442

†	For the Period September 1, 2000, (Commencement of Operations) Through December 31, 2000.

  See Notes to Financial Statements.

  Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Plus Segment

  STATEMENT OF CHANGES IN NET ASSETS (Continued)
  For The Year Ended December 31, 2000

	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Small Cap Growth Division	Panorama Total Return Division	Panorama Growth Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 969	$ 860	$ (52)	$ 515	$ 1,468	$ 2,208	$ (325)	$ (315)	$ (136)

Net realized gain (loss) on investments	2,461	(2,788)	22	(6,388)	(490)	1,365	(7,511)	(50)	(7)

Change in net unrealized appreciation (depreciation) of investments	(173,115)	(30,430)	(252)	(22,236)	(954)	(27,875)	(12,557)	(15,045)	(10,668)

Net increase (decrease) in net assets resulting from operations	(169,685)	(32,358)	(282)	(28,109)	24	(24,302)	(20,393)	(15,410)	(10,811)

Capital transactions: (Note 7)

Net contract payments	272,793	314,779	18,098	391,090	21,992	142,569	70,728	255,582	84,284

Withdrawal of funds	(11,692)	-	-	-	-	-	-	-	-

Transfer of death benefits	-	-	-	-	-	-	-	-	-

Transfer of policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	1,050	(3,867)	(23)	(286)	(1)	(1,296)	(760)	(1,883)	43

Transfer of seed money	(27,549)	(27,432)	-	(455)	-	-	-	-	-

Withdrawal due to charges for administrative and insurance costs	(29,364)	(8,340)	(586)	(7,617)	(9,119)	(4,757)	(696)	(756)	(971)

Divisional transfers	410,147	388,877	2,002	501,815	-	201,932	135,219	13,564	4,821

Net increase (decrease) in net assets resulting from capital transactions	615,385	664,017	19,491	884,547	12,872	338,448	204,491	266,507	88,177

Total increase (decrease)	445,700	631,659	19,209	856,438	12,896	314,146	184,098	251,097	77,366

NET ASSETS, at beginning of the period/year	48,628	-	-	-	20,697	-	-	-	-

NET ASSETS, at end of the year	$ 494,328	$ 631,659	$ 19,209	$ 856,438	$ 33,593	$ 314,146	$ 184,098	$ 251,097	$ 77,366

  See Notes to Financial Statements.

  Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Plus Segment

  STATEMENT OF CHANGES IN NET ASSETS (Continued)
  For The Year Ended December 31, 2000

	*Oppenheimer International Growth Division	†American Century VP Income & Growth Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	T. Rowe Price Limited-Term Bond Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	Goldman Sachs Mid Cap Value Division

Increase (decrease) in net assets:

Operations:

Net investment income (loss)	$ 4,193	$ (81)	$ 4,190	$ 3,816	$ 427	$ (955)	$ 29,017	$ 9,715

Net realized gain (loss) on investments	(5,649)	(18)	6,099	170	1	(378)	4,107	10,714

Change in net unrealized appreciation (depreciation) of investments	(9,919)	(5,591)	(17,139)	(7,535)	730	(35,365)	(93,997)	28,414

Net increase (decrease) in net assets resulting from operations	(11,375)	(5,690)	(6,850)	(3,549)	1,158	(36,698)	(60,873)	48,843

Capital transactions: (Note 7)

Net contract payments	22,924	-	159,410	24,669	4,270	345,427	407,919	225,864

Withdrawal of funds	-	-	-	-	-	-	(131)	-

Transfer of death benefits	-	-	-	-	-	-	-	-

Transfer of policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(211)	(79)	(96)	(1,621)	118	(154)	832	97

Transfer of seed money	-	-	(492)	-	-	-	-	-

Withdrawal due to charges for administrative and insurance costs	(10,390)	(312)	(22,300)	(622)	(66)	(6,125)	(3,965)	(21,273)

Divisional transfers	107,640	92,343	114,324	57,984	68,300	215,932	157,715	36,705

Net increase (decrease) in net assets resulting from capital transactions	119,963	91,952	250,846	80,410	72,622	555,080	562,370	241,393

Total increase (decrease)	108,588	86,262	243,996	76,861	73,780	518,382	501,497	290,236

NET ASSETS, at beginning of the period/year	24,340	-	44,944	-	-	-	-	41,443

NET ASSETS, at end of the year	$132,928	$ 86,262	$288,940	$ 76,861	$ 73,780	$518,382	$501,497	$331,679

*	Prior to May 1, 2000, this Division was called the Panorama International Equity Division.

†	For the Period September 1, 2000 (Commencement of Operations) Through December 31, 2000.

  See Notes to Financial Statements.

  Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Plus Segment

  STATEMENT OF CHANGES IN NET ASSETS (Continued)
  For The Year Ended December 31, 2000

	Goldman Sachs CORE SM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division	MFS® New Discovery Division	MFS® Emerging Growth Division	MFS® Research Division	†Janus Aspen Worldwide Growth Division	†Janus Aspen Capital Appreciation Division	†Janus Aspen Balanced Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 3,002	$ 5	$ 6,942	$ (94)	$ 7,944	$ (27)	$ 38	$ 347	$ 509

Net realized gain (loss) on investments	2,560	(8)	(434)	(37)	(30,987)	5	(16)	(29)	(5)

Change in net unrealized appreciation (depreciation) of investments	(47,482)	(378)	(25,162)	(8,271)	(57,174)	(3,620)	(6,877)	(10,796)	(2,138)

Net increase (decrease) in net assets resulting from operations	(41,920)	(381)	(18,654)	(8,402)	(80,217)	(3,642)	(6,855)	(10,478)	(1,634)

Capital transactions: (Note 7)

Net contract payments	277,841	4,497	109,052	65,374	290,072	20,583	-	-	-

Withdrawal of funds	-	(133)	-	-	(10,524)	-	-	-	-

Transfer of death benefits	-	-	-	-	-	-	-	-	-

Transfer of policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	623	2	(750)	(1,455)	(679)	(139)	2	3	-

Transfer of seed money	-	-	(400)	-	-	-	-	-	-

Withdrawal due to charges for administrative and insurance costs	(21,666)	(31)	(1,902)	(1,634)	(5,422)	(938)	(214)	(302)	(300)

Divisional transfers	82,060	1,290	37,708	130,501	206,429	10,070	64,640	92,343	74,501

Net increase (decrease) in net assets resulting from capital transactions	338,858	5,625	143,708	192,786	479,876	29,576	64,428	92,044	74,201

Total increase (decrease)	296,938	5,244	125,054	184,384	399,659	25,934	57,573	81,566	72,567

NET ASSETS, at beginning of the period/year	43,302	-	-	-	-	-	-	-	-

NET ASSETS, at end of the year	$ 340,240	$ 5,244	$ 125,054	$ 184,384	$ 399,659	$ 25,934	$ 57,573	$ 81,566	$ 72,567

†	For the Period September 1, 2000, (Commencement of Operations) Through December 31, 2000.

  See Notes to Financial Statements.

  Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Plus Segment

  STATEMENT OF CHANGES IN NET ASSETS
  For The Period April 1, 1999 (Commencement of Operations) Through December 31, 1999

	MML Managed Bond Division	MML Blend Division	MML Equity Index Division	Oppen- heimer Money Division	*Oppen- heimer Aggressive Growth Division	*Oppenheimer Strategic Bond Division	**Panorama International Equity Division	T. Rowe Price Mid-Cap Growth Division	Goldman Sachs Capital Growth Division	†Goldman Sachs Mid Cap Value Division	Goldman Sachs CORE SM U.S. Equity Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 13,723	$ 3,384	$ 59,697	$ 11,916	$ (22)	$ (10)	$ (11)	$ 449	$ 1,101	$ (7)	$ 624

Net realized gain (loss) on investments	(1,215)	7	20,643	-	155	4	75	45	999	11	27

Change in net unrealized appreciation (depreciation) of investments	(7,741)	144	720,669	-	7,572	167	3,812	3,429	1	1,575	1,614

Net increase in net assets resulting from operations	4,767	3,535	801,009	11,916	7,705	161	3,876	3,923	2,101	1,579	2,265

Capital transactions: (Note 7)

Net contract payments	41,685	-	189,898	7,230,507	-	-	-	-	-	-	-

Withdrawal of funds	-	-	-	(343,816)	-	-	-	-	-	-	-

Transfer of death benefits	-	-	-	-	-	-	-	-	-	-	-

Transfer of policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(1,467)	-	45,948	(2)	(2)	-	(1)	(1)	(2,101)	(1,234)	(1)

Withdrawal due to charges for administrative and insurance costs	(1,359)	(210)	(7,214)	(35,143)	(1,161)	(507)	(577)	(1,060)	-	(986)	(1,046)

Divisional transfers	953,368	128,707	4,600,531	(5,893,027)	42,086	21,043	21,042	42,082	-	42,084	42,084

Net increase (decrease) in net assets resulting from capital transactions	992,227	128,497	4,829,163	958,519	40,923	20,536	20,464	41,021	(2,101)	39,864	41,037

Total increase	996,994	132,032	5,630,172	970,435	48,628	20,697	24,340	44,944	-	41,443	43,302

NET ASSETS, at beginning of the period	-	-	-	-	-	-	-	-	-	-	-

NET ASSETS, at end of the year	$ 996,994	$ 132,032	$ 5,630,172	$ 970,435	$ 48,628	$ 20,697	$ 24,340	$ 44,944	$ -	$ 41,443	$ 43,302

*
  The Oppenheimer Aggressive Growth Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called Oppenheimer Capital Appreciation Fund. Prior to May 1, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.

**
  The Panorama International Equity Division invests in the Oppenheimer International Growth Fund/VA. Prior to October 1, 1999, Oppenheimer International Growth Fund/VA was called the Panorama International Equity Portfolio.

†
  Prior to May 1, 1999, the Goldman Sachs Mid Cap Value Division was called the Goldman Sachs Mid Cap Equity Division and the Goldman Sachs Mid Cap Value Fund was called the Goldman Sachs Mid Cap Equity Fund.

  See Notes to Financial Statements.

  Massachusetts Mutual Variable Life Separate Account I -
  Strategic Variable Life® Plus Segment

  Notes To Financial Statements

1.	HISTORY

  Massachusetts Mutual Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on July 13, 1988, by Massachusetts Mutual Life Insurance Company (“MassMutual”) in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

  MassMutual maintains eleven segments within Separate Account I. The initial segment (“Variable Life Plus Segment”) is used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Plus.

  On March 30, 1990, MassMutual established a second segment (“Large Case Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus.

  On July 5, 1995, MassMutual established a third segment (“Strategic Variable Life Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Strategic Variable Life®.

  On July 24, 1995, MassMutual established a fourth segment (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Select.

  On February 11, 1997, MassMutual established a fifth segment (“Strategic GVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s group flexible premium adjustable life insurance policy with variable rider, known as Strategic Group Variable Universal Life®.

  On November 12, 1997, MassMutual established a sixth segment (“SVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium adjustable life insurance policy, known as Survivorship Variable Universal Life.

  On November 12, 1997, MassMutual established a seventh segment (“VUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable life insurance policy, known as Variable Universal Life.

  On July 13, 1998, MassMutual established an eighth segment (“Strategic Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable universal life insurance policy, known as Strategic Variable Life® Plus.

  On November 23, 1999, MassMutual established a ninth segment (“SVUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s new survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life II.

  On November 20, 2000, MassMutual established a tenth segment (“VUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life II.

  On November 20, 2000, MassMutual established an eleventh segment (“LVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Leadership Variable Universal Life.

The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

  The assets and liabilities of Separate Account I are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Separate Account I assets are not chargeable with liabilities arising out of any other business MassMutual may conduct.

  Notes To Financial Statements (Continued)

2.	INVESTMENT OF STRATEGIC VARIABLE LIFE PLUS SEGMENT’S ASSETS

  The Strategic Variable Life Plus Segment consists of forty-two divisions. Each division invests in corresponding shares of either the MML Series Investment Fund (“MML Trust”), Oppenheimer Variable Account Funds (“Oppenheimer Funds”), Panorama Series Fund, Inc. (“Panorama Fund”), American Century Variable Portfolios, Inc. (“American Century VP”), T. Rowe Price Equity Series, Inc. (“T. Rowe Price”), T. Rowe Price Fixed Income Series, Inc., Fidelity® Variable Insurance Products Fund (“Fidelity VIP”), Fidelity® Variable Insurance Products Fund II (“Fidelity VIP Fund II”), Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”), MFS® Variable Insurance Trust SM (“MFS Trust”) and Janus Aspen Series (“Janus Aspen”). At any one time, twenty-one divisions, plus the Guaranteed Principal Account (“GPA”), are available to a policyowner.

  The MML Trust is an open-end, investment company registered under the 1940 Act. Ten of its thirteen separate series are available to the Strategic Variable Life Plus Segment’s policyowners: MML Equity Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Index Fund (Class II), MML Small Cap Value Equity Fund, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML Large Cap Value Fund, MML Emerging Growth Fund and MML OTC 100 Fund. MassMutual serves as investment adviser to each of the MML Funds pursuant to an investment management agreement. David L. Babson and Company Inc. (“Babson”), a controlled subsidiary of MassMutual, serves as the investment sub-adviser to the MML Equity Fund, MML Managed Bond Fund, MML Blend Fund and MML Small Cap Value Equity Fund. MassMutual has entered into a sub-advisory agreement with Deutsche Asset Management, Inc. (“DAMI”), whereby, DAMI manages the investments of the MML Equity Index Fund and MML OTC 100 Fund. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as sub-adviser to the Funds. MassMutual has entered into an agreement with Massachusetts Financial Services Company to serve as the investment sub-adviser to the MML Growth Equity Fund. MassMutual has entered into an interim sub-advisory agreement with Wellington Management Company, LLP and has entered into a sub-advisory agreement with Waddell & Reed Investment Management Company (“Wellington Management”) pursuant to which each serves as investment sub-advisor for a portion of the MML Small Cap Growth Equity. Effective December 3, 2001, Wellington Management replaced J.P. Morgan Investment Management Inc. as one of the MML Small Cap Growth Equity Fund’s two sub-advisers. MassMutual entered into an agreement with Davis Selected Advisers, L.P., to serve as the investment sub-adviser to the MML Large Cap Value Fund. MassMutual entered into an agreement with RS Investment Management L.P., to serve as the investment sub-adviser to the MML Emerging Growth Fund.

  Oppenheimer Fund is an open-end, management investment company registered under the 1940 Act with ten of its Funds available to the Strategic Variable Life Plus Segment’s policyowners: Oppenheimer Money Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Multiple Strategies Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer Strategic Bond Fund/VA, Oppenheimer Main Street® Growth & Income Fund/VA and Oppenheimer Main Street® Small Cap Fund/VA (prior to May 1, 2001, this Fund/VA was called the Oppenheimer Small Cap Growth Fund/VA).

  Panorama Fund is an open-end, management investment company registered under the 1940 Act with three of its Portfolios available to the Strategic Variable Life Plus Segment’s policyowners: Panorama Total Return Portfolio, Panorama Growth Portfolio and Oppenheimer International Growth Fund/VA (prior to October 1, 1999, this Fund was called the Panorama International Equity Portfolio).

OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as the investment adviser to the Oppenheimer Funds and Panorama Fund.

  American Century VP is a diversified, open-end, management investment company registered under the 1940 Act with three of its Funds available to the Strategic Variable Life Plus Segment’s policyowners: American Century VP Income & Growth Fund, American Century VP Value Fund and American Century VP International Fund. American Century Investment Management, Inc. is the investment manager to the Funds.

  T. Rowe Price is a diversified, open-end, investment company registered under the 1940 Act with two of its separate series of shares available to the Strategic Variable Life Plus Segment’s policyowners: T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price New America Growth Portfolio. T. Rowe Price Associates, Inc. serves as investment adviser to the Portfolios.

  T. Rowe Price Fixed Income Series, Inc. is a diversified, open-end, investment company registered under the 1940 Act with one of its separate series of shares available to the Strategic Variable Life Plus Segment’s policyowners: T. Rowe Price Limited-Term Bond Portfolio. T. Rowe Price Associates, Inc. serves as investment adviser to the Portfolio.

  Notes To Financial Statements (Continued)

  Fidelity VIP is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to the Strategic Variable Life Plus Segment’s policyowners: Fidelity® VIP Growth Portfolio (Service Class). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolio. FMR Co., Inc., a wholly-owned subsidiary of FMR, serves as the sub-adviser to the Portfolio.

  Fidelity VIP Fund II is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to the Strategic Variable Life Plus Segment’s policyowners: Fidelity® VIP II Contrafund® Portfolio (Service Class). Fidelity Management & Research Company is the investment adviser to the Portfolio. FMR Co., Inc, a wholly-owned subsidiary of FMR, serves as the sub-adviser to the Portfolio.

  Goldman Sachs VIT is an open-end, management investment company registered under the 1940 Act with five of its separate series of shares available to the Strategic Variable Life Plus Segment’s policyowners: Goldman Sachs VIT Capital Growth Fund, Goldman Sachs VIT Mid Cap Value Fund, Goldman Sachs VIT CORE SM U.S. Equity Fund, Goldman Sachs VIT Growth and Income Fund and Goldman Sachs VIT International Equity Fund. Goldman Sachs Asset Management serves as investment adviser to the Funds.

  MFS Trust is an open-end, management investment company registered under the 1940 Act with three of its separate series of shares available to the Strategic Variable Life Plus Segment’s policyowners: MFS® New Discovery Series, MFS® Emerging Growth Series and MFS® Research Series. Massachusetts Financial Services Company serves as investment adviser to the MFS Trust.

  Janus Aspen is an open-end, management investment company registered under the 1940 Act with three of its separate series available to the Strategic Variable Life Plus Segment’s policyowners: Janus Aspen Worldwide Growth Portfolio, Janus Aspen Capital Appreciation Portfolio and Janus Aspen Balanced Portfolio. Janus Capital is the investment adviser to the Portfolios.

  In addition to the forty-two divisions, a policyowner may also allocate funds to the GPA, which is part of MassMutual’s general account. Because of exemptive and exclusionary provisions, interests in the GPA are not registered under the Securities Act of 1933. Also, the general account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed consistently by Strategic Variable Life Plus Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation

  Investments in the MML Trust, the Oppenheimer Funds, the Panorama Fund, American Century VP, T. Rowe Price, T. Rowe Price Fixed Income Series, Inc., Fidelity VIP, Fidelity VIP Fund II, Goldman Sachs VIT, MFS Trust and Janus Aspen are each stated at market value, which is the net asset value per share of each of the respective underlying funds.

B. Accounting for Investments

  Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income, and gains from realized gain distributions, are recorded on the ex-dividend date.

C. Federal Income Taxes

  MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Strategic Variable Life Plus Segment is part of MassMutual’s total operation and is not taxed separately. Strategic Variable Life Plus Segment will not be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of Strategic Variable Life Plus Segment credited to the policies. Accordingly, MassMutual does not intend to make any charge to Strategic Variable Life Plus Segment divisions to provide for company income taxes. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Strategic Variable Life Plus Segment.

  Notes To Financial Statements (Continued)

D. Policy Loan

  When a policy loan is made, Strategic Variable Life Plus Segment transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of Strategic Variable Life Plus Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate at the time of application. All loan repayments are allocated to the Guaranteed Principal Account.

The policyowner earns interest at a rate which is the greater of 3% or the policy loan rate less a MassMutual declared charge (maximum 3%) for expenses and taxes.

E. Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

MassMutual charges the Strategic Variable Life Plus Segment’s divisions for the mortality and expense risks it assumes. The charge is made daily at a rate that varies by policy year.

  MassMutual makes certain deductions from the annual premium before amounts are allocated to Strategic Variable Life Plus Segment and the GPA. The deductions are for sales load, state premium tax and deferred acquisition cost tax charge. No additional deductions are taken when money is transferred from the GPA to the Strategic Variable Life Plus Segment. MassMutual also makes certain charges for the cost of insurance and administrative costs. The state premium tax charge is the applicable state rate for each premium.

  The mortality risk is a risk that the group of lives we insure may, on average, live for shorter periods of time than we estimated. The mortality risk is fully borne by MassMutual and may result in additional amounts being transferred into the Strategic Variable Life Plus Segment’s account by MassMutual to cover greater longevity of insureds than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to MassMutual.

5.	SALES AGREEMENTS

  MML Distributors, LLC (“MML Distributors”), a wholly owned subsidiary of MassMutual, serves as principal underwriter of the policies. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

  MML Investors Services, Inc. (“MMLISI”) a wholly owned subsidiary of MassMutual, serves as co-underwriter of the policies. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the policies as authorized variable life insurance agents under applicable state insurance laws.

  Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their activities as underwriters of the policies.

  Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

For The Year Ended December 31, 2001	Cost of Purchases	Proceeds from Sales
MML Equity Division	$ 337,193	$ (167,012)
MML Managed Bond Division	3,949,808	(2,538,221)
MML Blend Division	926,294	(160,790)
MML Equity Index Division	8,578,061	(4,820,867)
MML Small Cap Value Equity Division	43,872	(7,188)
MML Growth Equity Division	48,308	(36,683)
MML Small Cap Growth Equity Division	33,667	(757)
MML Large Cap Value Division	25,281	(10,831)
MML Emerging Growth Division	37,890	(31,370)
Oppenheimer Money Division	30,119,005	(27,874,484)
Oppenheimer Bond Division	26,774	(9,610)
Oppenheimer High Income Division	84,410	(7,606)
Oppenheimer Aggressive Growth Division	977,923	(237,111)
Oppenheimer Capital Appreciation Division	1,197,098	(415,585)
Oppenheimer Multiple Strategies Division	68,754	(29,553)
Oppenheimer Global Securities Division	1,087,808	(249,507)
Oppenheimer Strategic Bond Division	173,167	(38,581)
Oppenheimer Main Street® Growth & Income Division	590,550	(158,307)
Oppenheimer Main Street® Small Cap Division	43,563	(23,187)
Panorama Total Return Division	46,117	(1,757)
Panorama Growth Division	99,948	(20,865)
Oppenheimer International Growth Division	86,841	(31,284)
American Century VP Income & Growth Division	37,438	(5,634)
American Century VP Value Division	46,215	(29,710)
American Century VP International Division	4,907	(25)
T. Rowe Price Mid-Cap Growth Division	433,099	(95,410)
T. Rowe Price New America Growth Division	55,537	(51,813)
T. Rowe Price Limited-Term Bond Division	189,486	(51,303)
Fidelity® VIP Growth Division	22,058	(250)
Fidelity® VIP II Contrafund® Division	194,414	(36,042)
Goldman Sachs Capital Growth Division	145,211	(188,885)
Goldman Sachs Mid Cap Value Division	165,860	(375,878)
Goldman Sachs CORE SM U.S. Equity Division	141,150	(208,534)
Goldman Sachs Growth and Income Division	1,333	(209)
Goldman Sachs International Equity Division	717,850	(91,787)
MFS® New Discovery Division	212,855	(33,329)
MFS® Research Division	66,899	(10,866)
MFS® Emerging Growth Division	212,855	(170,097)
Janus Aspen Worldwide Growth Division	42,594	(5,265)
Janus Aspen Capital Appreciation Division	91,807	(8,692)
Janus Aspen Balanced Division	57,746	(3,637)
  Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS

For The Year Ended December 31, 2001	MML Equity Division	MML Managed Bond Division	MML Blend Division	MML Equity Index Division	MML Small Cap Value Equity Division	MML Growth Equity Division	MML Small Cap Growth Equity Division	MML Large Cap Value Division	MML Emerging Growth Division	Oppenheimer Money Division

Units purchased	126,686	43,075	471,949	613,336	1,416	12,134	230	19,003		27,388,602

Units withdrawn and transferred to Guaranteed Principal Account	(188,061)	(101,097)	(190,830)	(533,860)	(5,872)	(298)	(5,283)	(3,422)	(1,724)	(17,856,513)

Units transferred between divisions	64,034	1,171,380	338,171	3,359,262	33,100	898	48,119	1,433	16,903	(7,768,958)

Net Increase (decrease)	2,659	1,113,358	619,290	3,438,738	28,644	12,734	43,066	17,014	15,179	1,763,131

Units, at beginning of the period/year	605,069	1,408,425	551,574	6,719,883	4,482	-	-	96,353	51,472	7,589,288

Units, at end of the year	607,728	2,521,783	1,170,864	10,158,621	33,126	12,734	43,066	113,367	66,651	9,352,419

For The Year Ended December 31, 2001 (Continued)	Oppenheimer Bond Division	Oppenheimer High Income Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Main Street® Small Cap Division	Panorama Total Return Division	Panorama Growth Division

Units purchased	12,533	42,110	531,799	440,866	16,971	355,207	20,790	318,836	21,240	43,569	30,361

Units withdrawn and transferred to Guaranteed Principal Account	(7,808)	(6,260)	(255,797)	(328,873)	(7,192)	(204,673)	(19,059)	(160,577)	(3,487)	(4,678)	(14,362)

Units transferred between divisions	5,699	28,928	278,509	446,193	21,509	329,160	122,025	269,612	(2,143)		87,872

Net Increase (decrease)	10,424	64,778	554,511	558,186	31,288	479,694	123,756	427,871	15,610	38,891	103,871

Units, at beginning of the year	77,310	142,300	338,652	483,175	16,639	540,072	32,277	296,420	142,811	260,615	91,307

Units, at end of the year	87,734	207,078	893,163	1,041,361	47,927	1,019,766	156,033	724,291	158,421	299,506	195,178

  Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS (Continued)

For The Year Ended December 31, 2001 (Continued)	Oppenheimer International Growth Division	American Century VP Growth & Income Division	American Century VP Value Division	American Century VP International Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	T. Rowe Price Limited-Term Bond Division	Fidelity® VIP Growth Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	Goldman Sachs Mid Cap Value Division

Units purchased	47,610	28,478	599		71,343	13,399	7,696	11,311	181,232	171,923	91,659

Units withdrawn and transferred to Guaranteed Principal Account	(36,227)	(3,695)	(4,721)	(28)	(60,601)	(24,197)	(7,323)	(329)	(34,739)	(85,883)	(51,908)

Units transferred between divisions	16,358	14,545	17,764	7,862	251,786	14,187	116,005	22,303	5,153	(136,378)	(189,446)

Net Increase (decrease)	27,741	39,328	13,642	7,834	262,528	3,389	116,378	33,285	151,646	(50,338)	(149,695)

Units, at beginning of the period/year	98,656	98,557	-	-	217,385	77,294	67,773	-	478,967	457,288	251,236

Units, at end of the year	126,397	137,885	13,642	7,834	479,913	80,683	184,151	33,285	630,613	406,950	101,541

For The Year Ended December 31, 2001 (Continued)	Goldman Sachs CORE SM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division	MFS® New Discovery Division	MFS® Emerging Growth Division	MFS® Research Division	Janus Aspen Worldwide Growth Division	Janus Aspen Capital Appreciation Division	Janus Aspen Balanced Division

Units purchased	139,245	1,315	22,865	43,751	171,584	27,664	17,299	35,983	51,211

Units withdrawn and transferred to Guaranteed Principal Account	(106,908)	(185)	(24,204)	(24,071)	(149,123)	(8,948)	(7,765)	(10,298)	(3,153)

Units transferred between divisions	(91,191)		554,034	83,787	(21,547)	42,384	45,914	95,455	6,778

Net Increase (decrease)	(58,854)	1,130	552,695	103,467	914	61,100	55,448	121,140	54,836

Units, at beginning of the year	327,745	5,336	111,978	108,766	296,858	22,623	72,886	103,883	76,893

Units, at end of the year	268,891	6,466	664,673	212,233	297,772	83,723	128,334	225,023	131,729

  Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS (Continued)

For The Year Ended December 31, 2000	MML Equity Division	MML Managed Bond Division	MML Blend Division	MML Equity Index Division	MML Small Cap Value Equity Division	MML Large Cap Value Division	MML Emerging Growth Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division

Units purchased	51,830	246,794	151,863	1,329,476	4,644	-	-	18,990,209	14,159	146,041

Units withdrawn and transferred to Guaranteed Principal Account	(25,148)	(33,261)	(28,791)	(319,665)	(162)	(345)	(185)	(7,217,659)	(2,329)	(1,691)

Units transferred between divisions	578,387	187,084	296,267	757,045	-	96,698	51,657	(5,123,291)	65,480	(2,050)

Net Increase (decrease)	605,069	400,617	419,339	1,766,856	4,482	96,353	51,472	6,649,259	77,310	142,300

Units, at beginning of the period/year	-	1,007,808	132,235	4,953,027	-	-	-	940,029	-	-

Units, at end of the year	605,069	1,408,425	551,574	6,719,883	4,482	96,353	51,472	7,589,288	77,310	142,300

For The Year Ended December 31, 2000 (Continued)	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Small Cap Growth Division	Panorama Total Return Division	Panorama Growth Division	Oppenheimer International Growth Division

Units purchased	147,570	300,094	15,432	242,123	20,825	169,879	49,683	248,168	87,366	14,393

Units withdrawn and transferred to Guaranteed Principal Account	(34,076)	(84,426)	(507)	(9,001)	(8,836)	(51,735)	(1,787)	(758)	(1,048)	(6,975)

Units transferred between divisions	195,765	267,507	1,714	306,950	-	178,276	94,915	13,205	4,989	74,975

Net Increase (decrease)	309,259	483,175	16,639	540,072	11,989	296,420	142,811	260,615	91,307	82,393

Units, at beginning of the period/year	29,393	-	-	-	20,288	-	-	-	-	16,263

Units, at end of the year	338,652	483,175	16,639	540,072	32,277	296,420	142,811	260,615	91,307	98,656

For The Year Ended December 31, 2000 (Continued)	American Century VP Income & Growth Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	T. Rowe Price Limited-Term Bond Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	Goldman Sachs Mid Cap Value Division	Goldman Sachs CORE SM U.S. Equity Division

Units purchased	-	129,661	28,132	4,147	310,393	473,238	257,797	309,241

Units withdrawn and transferred to Guaranteed Principal Account	(353)	(30,350)	(5,859)	(63)	(17,524)	(147,491)	(82,065)	(91,498)

Units transferred between divisions	98,910	81,969	55,021	63,689	186,098	131,541	34,602	72,526

Net Increase (decrease)	98,557	181,280	77,294	67,773	478,967	457,288	210,334	290,269

Units, at beginning of the period/year	-	36,105	-	-	-	-	40,902	37,476

Units, at end of the year	98,557	217,385	77,294	67,773	478,967	457,288	251,236	327,745

  Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS (Continued)

For The Year Ended December 31, 2000 (Continued)	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division	MFS New Discovery Division	MFS Emerging Growth Division	MFS Research Division	Janus Aspen WorldWide Growth Division	Janus Aspen Capital Appreciation Division	Janus Aspen Balanced Division

Units purchased	4,264	85,156	37,538	192,762	15,553	-	-	-

Units withdrawn and transferred to Guaranteed Principal Account	(162)	(2,280)	(1,664)	(31,359)	(736)	(261)	(373)	(318)

Units transferred between divisions	1,234	29,102	72,892	135,455	7,806	73,147	104,256	77,211

Net Increase (decrease)	5,336	111,978	108,766	296,858	22,623	72,886	103,883	76,893

Units, at beginning of the period	-	-	-	-	-	-	-	-

Units, at end of the year	5,336	111,978	108,766	296,858	22,623	72,886	103,883	76,893

  Notes To Financial Statements (Continued)

  8.  UNIT VALUES

A summary of unit values and units outstanding and the expense ratios, excluding expenses of the underlying funds, for each of the three years in the period ended December 31, 2001, follows:

		Net Assets		Expenses as a % of Average Net Assets	Total Return
	Units	Unit Value	Amount
MML Equity Division
December 31,

2001	607,728	$0.85	$ 517,604	0.60%	(15.32)%

2000*	605,069	1.00	607,930	0.60%	2.86%

MML Managed Bond Division
December 31,

2001	2,521,783	1.17	2,956,966	0.60%	7.29%

2000	1,408,425	1.09	1,539,966	0.60%	11.19%

1999*	1,007,808	0.99	996,994	0.60%	(1.07)%

MML Blend Division
December 31,

2001	1,170,864	0.93	1,088,935	0.60%	(6.35)%

2000	551,574	0.99	547,568	0.60%	0.02%

1999*	132,235	1.00	132,032	0.60%	(0.15)%

MML Equity Index Division
December 31,

2001	10,158,621	0.89	9,069,581	0.60%	(12.76)%

2000	6,719,883	1.02	6,872,899	0.60%	(9.43)%

1999*	4,953,027	1.14	5,630,172	0.60%	13.67%

MML Small Cap Value Equity Division
December 31,

2001	33,126	1.29	42,792	0.60%	2.76%

2000*	4,482	1.26	5,636	0.60%	13.63%

MML Growth Equity Division
December 31,

2001*	12,734	0.62	7,844	0.60%	(25.80)%

MML Small Cap Growth Equity Division
December 31,

2001*	43,066	0.69	29,514	0.60%	(13.31)%

MML Large Cap Value Division
December 31,

2001	113,367	0.85	96,038	0.60%	(11.76)%

2000*	96,353	0.96	92,430	0.60%	(4.07)%

MML Emerging Growth Division
December 31,

2001	66,651	0.59	39,138	0.60%	(16.93)%

2000*	51,472	0.71	36,379	0.60%	(29.32)%

Oppenheimer Money Division
December 31,

2001	9,352,419	1.12	10,517,415	0.60%	3.25%

2000	7,589,288	1.09	8,267,280	0.60%	6.26%

1999*	940,029	1.03	970,435	0.60%	3.23%

Oppenheimer Bond Division
December 31,

2001	87,734	1.11	97,671	0.60%	7.19%

2000*	77,310	1.04	80,331	0.60%	6.10%

Oppenheimer High Income Division
December 31,

2001	207,078	0.97	201,245	0.60%	1.37%

2000*	142,300	0.96	136,442	0.60%	(3.74)%

*	Commenced operations
  Notes To Financial Statements (Continued)

  8.  UNIT VALUES (Continued)

		Net Assets		Expenses as a % of Average Net Assets	Total Return
	Units	Unit Value	Amount
Oppenheimer Aggressive Growth Division
December 31,

2001	893,163	$1.00	$ 890,700	0.60%	(31.87)%

2000	338,652	1.46	494,328	0.60%	(11.24)%

1999*	29,393	1.65	48,628	0.60%	65.44%

Oppenheimer Capital Appreciation Division
December 31,

2001	1,041,361	1.14	1,183,004	0.60%	(13.18)%

2000*	483,175	1.31	631,659	0.60%	(0.23)%

Oppenheimer Multiple Strategies Division
December 31,

2001	47,927	1.17	55,863	0.60%	1.62%

2000*	16,639	1.15	19,209	0.60%	6.44%

Oppenheimer Global Securities Division
December 31,

2001	1,019,766	1.39	1,413,913	0.60%	(12.64)%

2000*	540,072	1.59	856,438	0.60%	5.09%

Oppenheimer Strategic Bond Division
December 31,

2001	156,033	1.08	169,243	0.60%	4.25%

2000	32,277	1.04	33,593	0.60%	2.63%

1999*	20,288	1.02	20,697	0.60%	2.01%

Oppenheimer Main Street® Growth & Income Division
December 31,

2001	724,291	0.95	685,468	0.60%	(10.76)%

2000*	296,420	1.06	314,146	0.60%	(8.78)%

Oppenheimer Main Street® Small Cap Division
December 31,

2001	158,421	1.28	202,259	0.60%	(0.96)%

2000*	142,811	1.29	184,098	0.60%	(18.34)%

Panorama Total Return Division
December 31,

2001	299,506	0.89	267,273	0.60%	(7.54)%

2000*	260,615	0.96	251,097	0.60%	(2.51)%

Panorama Growth Division
December 31,

2001	195,178	0.75	146,946	0.60%	(11.21)%

2000*	91,307	0.85	77,366	0.60%	(12.66)%

Oppenheimer International Growth Division
December 31,

2001	126,397	1.01	128,127	0.60%	(24.91)%

2000	98,656	1.35	132,928	0.60%	(9.43)%

1999*	16,263	1.50	24,340	0.60%	49.65%

American Century VP Income & Growth Division
December 31,

2001	137,885	0.80	110,040	0.60%	(8.95)%

2000*	98,557	0.88	86,262	0.60%	(10.62)%

American Century VP Value Division
December 31,

2001*	13,642	1.28	17,500	0.60%	12.22%

American Century VP International Division
December 31,

2001*	7,834	0.61	4,772	0.60%	(29.77)%

*	Commenced operations
  Notes To Financial Statements (Continued)

  8.  UNIT VALUES (Continued)

		Net Assets		Expenses as a % of Average Net Assets	Total Return
	Units	Unit Value	Amount
T. Rowe Price Mid-Cap Growth Division
December 31,

2001	479,913	$1.31	$628,190	0.60%	(1.52)%

2000	217,385	1.33	288,940	0.60%	7.41%

1999*	36,105	1.24	44,944	0.60%	24.48%

T. Rowe Price New Amercia Growth Division
December 31,

2001	80,683	0.87	70,304	0.60%	(12.57)%

2000*	77,294	0.99	76,861	0.60%	(10.62)%

T. Rowe Price Limited-Term Bond Division
December 31,

2001	184,151	1.17	216,197	0.60%	7.87%

2000*	67,773	1.09	73,780	0.60%	9.25%

Fidelity® VIP Growth Division
December 31,

2001*	33,285	0.66	21,819	0.60%	(18.34)%

Fidelity® VIP II Contrafund Division
December 31,

2001	630,613	0.94	594,542	0.60%	(12.96)%

2000*	478,967	1.08	518,382	0.60%	(6.71)%

Goldman Sachs Capital Growth Division
December 31,

2001	406,950	0.93	379,452	0.60%	(15.06)%

2000*	457,288	1.10	501,497	0.60%	(7.95)%

Goldman Sachs Mid Cap Value Division
December 31,

2001	101,541	1.47	149,304	0.60%	11.38%

2000	251,236	1.32	331,679	0.60%	30.97%

1999*	40,902	1.01	41,443	0.60%	1.32%

Goldman Sachs CORE SM U.S. Equity Division
December 31,

2001	268,891	0.91	244,330	0.60%	(12.54)%

2000	327,745	1.04	340,240	0.60%	(9.59)%

1999*	37,476	1.16	43,302	0.60%	15.55%

Goldman Sachs Growth and Income Division
December 31,

2001	6,466	0.89	5,728	0.60%	(9.94)%

2000*	5,336	0.98	5,244	0.60%	(4.68)%

Goldman Sachs International Equity Division
December 31,

2001	664,673	0.86	573,580	0.60%	(22.86)%

2000*	111,978	1.12	125,054	0.60%	(13.15)%

MFS® New Discovery Division
December 31,

2001	212,233	1.60	339,644	0.60%	(5.63)%

2000*	108,766	1.70	184,384	0.60%	(1.99)%

MFS® Emerging Growth Division
December 31,

2001	297,772	0.89	265,039	0.60%	(34.09)%

2000*	296,858	1.35	399,659	0.60%	(20.08)%

MFS® Research Division
December 31,

2001	83,723	0.90	75,127	0.60%	(21.85)%

2000*	22,623	1.15	25,934	0.60%	(4.85)%

*	Commenced operations
  Notes To Financial Statements (Continued)

  8.  UNIT VALUES (Continued)

		Net Assets		Expenses as a % of Average Net Assets	Total Return
	Units	Unit Value	Amount
Janus Aspen Worldwide Growth Division
December 31,

2001	128,334	$0.61	$78,155	0.60%	(23.04)%

2000*	72,886	0.79	57,573	0.60%	(15.67)%

Janus Aspen Capital Appreciation Division
December 31,

2001	225,023	0.61	137,555	0.60%	(22.27)%

2000*	103,883	0.79	81,566	0.60%	(18.18)%

Janus Aspen Balanced Division
December 31,

2001	131,729	0.89	117,806	0.60%	(5.26)%

2000*	76,893	0.94	72,567	0.60%	(2.27)%
*	Commenced operations

  Report of Independent Auditors

  To the Board of Directors and Policyholders of
  Massachusetts Mutual Life Insurance Company

  We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2001 and 2000, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2001, 2000 and 1999. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described more fully in Note 1 to the financial statements, the Company has prepared these statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

  In our opinion, because of the effects of the matters discussed in the preceding paragraphs, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for the years ended December 31, 2001, 2000 and 1999.

  In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flows for the years ended December 31, 2001, 2000 and 1999, on the statutory basis of accounting described in Note 1.

  As discussed in Note 2 to the statutory financial statements, the Company has changed certain statutory accounting practices. These practices changed as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual effective January 1, 2001.

  DELOITTE & TOUCHE LLP

  Hartford, Connecticut
  March 1, 2002 (except with respect to the matter discussed in note 16, as to which the date is March 9, 2002)

  Massachusetts Mutual Life Insurance Company

  STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2001	2000
	(In Millions)

Assets:

Bonds	$26,596.3	$25,212.5
Common stocks	444.7	486.8
Mortgage loans	6,930.1	6,949.5
Real estate	1,923.7	2,017.0
Policy loans	6,071.2	5,727.1
Other investments	3,418.3	2,842.8
Cash and short-term investments	4,683.8	2,292.4

Total invested assets	50,068.1	45,528.1
Other assets	2,261.4	1,820.6

	52,329.5	47,348.7
Separate account assets	17,909.5	18,819.7

Total assets	$70,239.0	$66,168.4

  See Notes to Statutory Financial Statements.

  Massachusetts Mutual Life Insurance Company

  STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2001	2000
	(In Millions)

Liabilities:

Policyholders’ reserves and funds	$42,768.8	$39,117.3
Policyholders’ dividends	1,146.8	1,130.3
Policyholders’ claims and other benefits	364.2	333.5
Federal income taxes	674.3	740.2
Asset valuation and other investment reserves	690.8	892.6
Other liabilities	1,533.4	1,299.2

	47,178.3	43,513.1
Separate account liabilities	17,909.5	18,819.7

Total liabilities	65,087.8	62,332.8
Policyholders’ contingency reserves	5,151.2	3,835.6

Total liabilities and policyholders’ contingency reserves	$70,239.0	$66,168.4

  See Notes to Statutory Financial Statements.

  Massachusetts Mutual Life Insurance Company

  STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2001	2000	1999
	(In Millions)
Revenue:

Premium income	$10,386.2	$ 9,325.3	$ 7,171.0
Net investment income	3,586.2	3,313.6	3,075.8
Fees and other income	195.5	180.8	170.1

Total revenue	14,167.9	12,819.7	10,416.9

Benefits and expenses:

Policyholders’ benefits and payments	7,031.8	9,238.4	7,294.0
Addition to policyholders’ reserves and funds	4,204.7	834.5	654.1
Operating expenses	568.0	451.5	450.7
Commissions	348.4	324.4	281.8
State taxes, licenses and fees	99.3	85.8	82.4
Federal income taxes	122.3	147.2	160.9

Total benefits and expenses	12,374.5	11,081.8	8,923.9

Net gain from operations before dividends	1,793.4	1,737.9	1,493.0

Dividends to policyholders	1,097.0	1,086.2	1,031.0

Net gain from operations	696.4	651.7	462.0

Net realized capital gains	123.3	93.2	5.4

Net income	$ 819.7	$ 744.9	$ 467.4

  See Notes to Statutory Financial Statements.

  Massachusetts Mutual Life Insurance Company

  STATUTORY STATEMENTS OF CHANGES IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	2001	2000	1999
	(In Millions)
Policyholders’ contingency reserves, beginning of year, as previously reported	$3,835.6	$3,411.3	$3,188.8

Cumulative effect of the change in statutory accounting principles	981.2	–	–

Policyholders’ contingency reserves, beginning of year, as adjusted	4,816.8	3,411.3	3,188.8

Increases (decreases) due to:
Net income	819.7	744.9	467.4
Change in net unrealized capital losses	(490.7)	(321.7)	(201.7)
Change in asset valuation and other investment reserves	201.8	101.3	59.5
Change in non-admitted assets	(210.1)	(100.3)	(11.2)
Change in prior year policyholders’ reserves	–	(0.2)	(13.0)
Benefit plan enhancements	–	–	(78.9)
Other	13.7	0.3	0.4

	334.4	424.3	222.5

Policyholders’ contingency reserves, end of year	$5,151.2	$3,835.6	$3,411.3

  See Notes to Statutory Financial Statements.

  Massachusetts Mutual Life Insurance Company

  STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2001	2000	1999
	(In Millions)

Operating activities:
Net income	$ 819.7	$ 744.9	$ 467.4
Addition to policyholders’ reserves, funds and policy benefits, net of transfers to separate accounts	3,623.1	1,930.4	1,911.0
Net realized capital (gains)	(123.3)	(93.2)	(5.4)
Other changes	34.1	(42.7)	(220.2)

Net cash provided by operating activities	4,353.6	2,539.4	2,152.8

Investing activities:
Loans and purchases of investments	(13,095.2)	(14,177.4)	(14,180.3)
Sales and maturities of investments and receipts from repayment of loans	11,133.0	12,144.6	12,690.0

Net cash used in investing activities	(1,962.2)	(2,032.8)	(1,490.3)

Increase in cash and short-term investments	2,391.4	506.6	662.5

Cash and short-term investments, beginning of year	2,292.4	1,785.8	1,123.3

Cash and short-term investments, end of year	$ 4,683.8	$ 2,292.4	$ 1,785.8

  See Notes to Statutory Financial Statements.

  Notes to Statutory Financial Statements

  Massachusetts Mutual Life Insurance Company (the “Company”) is a global, diversified financial services organization providing life insurance, long-term care, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. The Company is organized as a mutual life insurance company.

  1. SUMMARY OF ACCOUNTING PRACTICES

  The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“Division”).

  On January 1, 2001, the Company adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. See Note 2 for additional information with respect to the adoption of new accounting standards.

  Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“United States GAAP”). As of January 1, 2001, the more significant differences between accounting principles pursuant to Codification and United States GAAP are as follows: (a) acquisition costs, such as commissions and other variable costs that are directly related to acquiring new business, are charged to current operations as incurred, whereas United States GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Methods and statutory mortality, morbidity and interest assumptions, whereas United States GAAP reserves would generally be based upon net level premium, estimated gross margin method, and appropriate estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas United States GAAP generally requires they be reported at fair value; (d) deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves, whereas United States GAAP would include deferred taxes as a component of net income; (e) payments received for universal and variable life products and variable annuities are reported as premium income and changes in reserves, whereas, under United States GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) majority-owned subsidiaries and other controlled entities are accounted for using the equity method, whereas United States GAAP would consolidate these entities; (g) surplus notes are reported in policyholders’ contingency reserves, whereas United States GAAP would report these notes as liabilities; (h) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against surplus, while under United States GAAP, “non-admitted assets” are recorded, net of any valuation allowance; and (i) reinsurance recoverables on unpaid losses are reported as a reduction of policyholders’ reserves and funds, while under United States GAAP, they are reported as an asset.

  The Division has the right to permit other specific practices that deviate from prescribed practices. As permitted by the Division, the prepaid pension asset of the Company was allowed as an admitted asset as of December 31, 2001 and 2000. However, the amount of this admitted asset was limited to the prepaid balance at December 31, 2000 and is reduced each quarter until the asset equals zero at December 31, 2003. This permitted practice does not affect net income. A reconciliation of the Company’s surplus between the practices permitted by the Division and Codification as of December 31, 2001 is as follows (in millions):

Policyholders’ contingency reserves, as reported	$5,151.2
Less admitted prepaid pension asset	(255.6)

Policyholders’ contingency reserves, Codification	$4,895.6

  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining investment valuation reserves, impairments and the liability for future policyholders’ reserves and funds and policyholders’ dividends. Future events, including changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

  Notes to Statutory Financial Statements, Continued

  The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk exist.

The following is a description of the Company’s principal accounting policies and practices.

a. Investments

  Bonds and stocks are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the constant yield method, preferred stocks in good standing at cost, and common stocks at fair value with unrealized gains and losses included in policyholders’ contingency reserves.

  The value of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established.

  For mortgage-backed securities included in fixed maturity securities, the Company recognizes income using a constant yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in these securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

  Mortgage loans are valued at amortized cost net of valuation reserves. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation reserve is established for the excess of carrying value of the mortgage loan over its estimated fair value. The estimated fair value is based on the collateral value of the loan if the loan is collateralized. Any change to the valuation reserve for mortgage loans is included in net unrealized capital gains and losses. If the impairment is other than temporary, a direct write down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established. Collateral value is used as the measurement method if foreclosure becomes probable.

  Foreclosed real estate is recorded at the lower of cost or collateral fair value at the foreclosure date. Interest income earned on impaired loans is accrued on the net carrying value amount of the loan based on the loan’s effective interest rate; however, interest is not accrued for impaired loans more than 60 days past due.

  Real estate classified as held for the production of income or occupied by the company is carried at depreciated cost less encumbrances and any adjustments for impairment in value. Depreciation is calculated using the straight-line method over its estimated useful life, not to exceed 40 years. An impairment loss is measured as the amount by which the individual carrying amounts exceed the fair value of properties. If the fair value of the asset is less than the carrying value, the asset is written down to the fair value thereby establishing a new cost basis. The adjustment is recorded in the Statutory Statements of Income as a realized capital loss.

  Real estate held for sale is valued at the lower of its depreciated cost less encumbrances or fair value less encumbrances and estimated costs to sell. Subsequent revisions to the fair value of the asset shall be reported as adjustments to the valuation reserve. Any change to the valuation reserve is recorded in the Statutory Statements of Income as a realized gain or loss.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.
  Notes to Statutory Financial Statements, Continued

Short-term investments are carried at amortized cost.

  Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Consolidated Statutory Statements of Financial Position and are accounted for using the equity method.

During 2001 and 2000, the Company contributed additional paid-in capital of $207.5 million and $233.0 million, respectively, to unconsolidated subsidiaries including MassMutual Holding Company, Inc.

  In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve (“AVR”) and an Interest Maintenance Reserve (“IMR”). The AVR and other investment reserves stabilize the policyholders’ contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments. The IMR defers all interest related after-tax realized capital gains and losses. These interest rate related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset.

  Net realized after tax capital gains of $2.4 million in 2001 and net realized after tax capital losses of $66.7 million in 2000 and $29.2 million in 1999 were deferred into the IMR. Amortization of the IMR into net investment income amounted to $31.3 million in 2001, $42.0 million in 2000 and $52.0 million in 1999, respectively. Realized capital gains and losses, less taxes, not included in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. All security transactions are recorded on a trade date basis. Unrealized capital gains and losses are recorded as a change in policyholders’ contingency reserves.

  Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Due and accrued income is not recorded on: (a) unpaid interest on bonds in default, (b) interest on mortgage loans delinquent more than ninety days or where collection of interest is uncertain, (c) rent in arrears for more than three months, (d) policy loans interest due and accrued in excess of cash value, and (e) due and accrued interest on non-admitted assets.

b. Separate Accounts

  Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not chargeable with liabilities that arise from any other business of the Company. The Company receives administrative and investment advisory fees from these accounts. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, which comprise the majority of the separate account assets, for which the policyholder assumes the investment risk; and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue directly to policyholders and, accordingly, are not reflected in the Statutory Statements of Income.

c. Non-admitted Assets

  Assets designated as “non-admitted” by the NAIC include furniture, certain equipment, a portion of the prepaid pension asset, and certain other receivables and are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders’ contingency reserves.

d. Policyholders’ Reserves and Funds

  Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 2.50 to 6.75 percent.

  Notes to Statutory Financial Statements, Continued

  Reserves for individual annuities, funding agreements, guaranteed investment contracts, deposit administration and immediate participation guarantee contracts are based on account value or at accepted actuarial methods, principally at interest rates ranging from 2.25 to 11.25 percent.

Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations.

  Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and various morbidity tables with assumed interest rates ranging from 2.50 to 5.50 percent.

  All policy liabilities and accruals are based on the various estimates discussed above. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

e. Reinsurance

  The Company enters into reinsurance agreements with other insurance companies in the normal course of business. Assets and liabilities related to reinsurance ceded contracts are reported on a net basis. Premiums, benefits to policyholders and reserves are stated net of reinsurance. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements.

f. Premium and Related Expense Recognition

  Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred.

g. Policyholders’ Dividends

  The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders’ contingency reserves and consider investment returns, mortality experience, expenses and federal income tax charges. The liability for policyholders’ dividends is the estimated amount of dividends to be paid during the following calendar year.

h. Participating Contracts

Participating policies issued by the Company and its United States based life insurance subsidiaries represent in excess of 74% of the Company’s business as of December 31, 2001.

i. Cash and Short-term Investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

j. Policyholders’ Contingency Reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.
  Notes to Statutory Financial Statements, Continued

  2. ADOPTION OF NEW ACCOUNTING STANDARDS AND ACCOUNTING CHANGES

  On January 1, 2001 the Codification of Statutory Accounting Principles (“Codification”) became effective and was adopted by the Company. Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. Additionally, on January 1, 2001 the Company changed its method of depreciation on certain real estate investments from the constant yield method to the straight-line method as allowed by Codification.

The total adjustment to policyholders’ contingency reserves due to these changes at January 1, 2001 is as follows (in millions):

Deferred income taxes	$479.8
Derivatives marked to market	432.8
Change in carrying value of subsidiaries	206.2
Change in real estate depreciation	(84.2)
Claim expense reserve	(63.2)
Other	9.8

Cumulative effect of change in statutory accounting principles	$981.2

  The Company believes that it has made a reasonable determination of the effect on policyholders’ contingency reserves based upon its interpretation of the principles outlined in Codification. However, future clarification of these principles by the Commonwealth of Massachusetts Division of Insurance or the NAIC may have a material impact on this determination. In conformity with statutory accounting practices, prior year statements have not been restated to reflect the implementation of Codification. Certain 2000 and 1999 balances have been reclassified to conform to current year presentation.

  3. INVESTMENTS

  The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2001, the Company had outstanding commitments to purchase privately placed securities, mortgage loans and real estate, which totaled $962.3 million, $664.4 million and $184.5 million, respectively.

a. Bonds

The carrying value and estimated fair value of bonds were as follows:

	December 31, 2001
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)

U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 3,149.2	$ 0.3	$ –	$ 3,149.5
Debt securities issued by foreign governments	22.1	0.2	0.2	22.1
Asset-backed securities	654.1	5.6	4.6	655.1
Mortgage-backed securities	4,088.0	13.0	–	4,101.0
State and local governments	75.7	3.3	–	79.0
Corporate debt securities	15,095.6	80.2	119.1	15,056.7
Utilities	992.6	13.8	4.0	1,002.4
Affiliates	2,519.0	–	1.3	2,517.7

	$26,596.3	$116.4	$129.2	$26,583.5

  Notes to Statutory Financial Statements, Continued

	December 31, 2000
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)

U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 3,486.0	$ 68.9	$ 0.1	$ 3,554.8
Debt securities issued by foreign governments	42.8	0.3	2.3	40.8
Asset-backed securities	702.9	–	0.4	702.5
Mortgage-backed securities	3,819.4	1.4	–	3,820.8
State and local governments	81.7	3.6	–	85.3
Corporate debt securities	13,996.6	46.0	145.2	13,897.4
Utilities	906.3	5.8	2.5	909.6
Affiliates	2,176.8	3.0	–	2,179.8

	$25,212.5	$129.0	$150.5	$25,191.0

  The carrying value and estimated fair value of bonds at December 31, 2001 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)

Due in one year or less	$ 316.0	$ 316.7
Due after one year through five years	5,661.8	5,642.9
Due after five years through ten years	10,042.6	10,020.5
Due after ten years	3,595.0	3,610.0

	19,615.4	19,590.1
Asset-backed securities, mortgage-backed securities, and securities guaranteed by the U.S. government	6,980.9	6,993.4

	$26,596.3	$26,583.5

  Proceeds from sales of investments in bonds were $8,137.8 million during 2001, $7,417.1 million during 2000 and $10,621.2 million in 1999. Gross capital gains of $76.4 million in 2001, $180.7 million in 2000, and $103.3 million in 1999, and gross capital losses of $152.3 million in 2001, $99.4 million in 2000, and $132.0 million in 1999 were realized, portions of which were deferred into the IMR. Impairment on bonds during the year ended December 31, 2001 was $110.0 million and was included in the gross capital losses noted above.

Excluding investments in United States governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

b. Common Stocks

Common stocks had the following characteristics as of and for the years ended December 31, 2001, 2000 and 1999:

	2001	2000	1999
	(In Millions)

Cost	$452.9	$486.7	$325.0
Sales proceeds	553.6	398.1	302.3
Gross realized capital gains	48.7	87.7	65.8
Gross realized capital losses	44.9	34.1	16.2
Gross unrealized capital gains	97.2	96.8	121.8
Gross unrealized capital losses	105.4	96.7	60.5
  Notes to Statutory Financial Statements, Continued

Impairment on common stocks during the year ended December 31, 2001 was $4.4 million and was recorded in gross realized capital losses.

c. Mortgage Loans

  Mortgage loans, comprised primarily of commercial loans, amounted to $6,930.1 million and $6,949.5 million at December 31, 2001 and 2000, respectively. The Company’s mortgage loans finance various types of commercial properties throughout the United States. The 2001 amounts are net of $8.5 million in valuation reserves whereas the 2000 valuation reserves of $21.9 million were recorded as other investment reserves on the Statutory Statements of Financial Position. There were no impaired mortgage loans at December 31, 2001 and 2000. The Company had restructured loans with book values of $13.9 million and $35.1 million at December 31, 2001 and 2000, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods was immaterial in 2001 and 2000.

At December 31, 2001, scheduled mortgage loan maturities were as follows (in millions):

2002	$ 363.5
2003	418.6
2004	395.9
2005	518.4
2006	816.6
Thereafter	2,937.7

Commercial loans	5,450.7
Mortgage loan pools	1,479.4

Mortgage loans	$6,930.1

The Company invests in mortgage loans collateralized principally by commercial real estate. During 2001, commercial mortgage loan lending rates ranged from 4.3% to 15.0%.

  The maximum percentage of any one loan to the value of security at the time the loan was originated, exclusive of insured, guaranteed or purchase money mortgages, was 78.0% and 75.0% at December 31, 2001 and 2000, respectively.

Taxes, assessments and other amounts advanced and not included in the mortgage loan total were $0.7 million and $0.4 million at December 31, 2001 and 2000, respectively.

The geographic distributions of the mortgage loans at December 31, 2001 and 2000 were as follows:

	2001	2000
	(In Millions)
California	$1,038.9	$ 979.4
Massachusetts	525.1	306.0
Texas	473.4	470.1
Illinois	403.3	364.6
New York	380.0	458.4
Florida	311.3	386.9
All other states	2,318.7	2,717.2

Commercial loans	5,450.7	5,682.6
Nationwide loan pools	1,479.4	1,266.9

Mortgage loans	$6,930.1	$6,949.5

d. Reverse Repurchase Agreements

  The Company enters into reverse repurchase agreements with eligible counterparties. Under a reverse repurchase agreement, the Company sells securities and agrees to repurchase them at a mutually agreed date and price with the difference between the sale price and repurchase price establishing the costs of the transaction to the Company. A reverse repurchase agreement essentially constitutes a form of secured borrowing by the Company. A reverse repurchase agreement involves risk that the market value of the investments purchased by the Company may decline below the amount of the Company’s obligation to repurchase. As of December 31, 2001, the Company had reverse repurchase agreements outstanding in the amount of $214.0 million, with maturities from January 14, 2002 through March 7, 2002 and interest rates ranging from 1.86% to 2.12%. The outstanding amount is collateralized by $224.5 million in bonds.

e. Real Estate

Real estate occupied by the company amounted to $73.5 million and $68.1 million at December 31, 2001 and 2000, respectively.

Real estate held for production of income was $1,531.4 million and $1,714.5 million, net of encumbrances of $21.0 million and $50.0 million at December 31, 2001 and 2000, respectively.

  Real estate held for sale amounted to $318.8 million, net of valuation reserves of $6.3 million at December 31, 2001. At December 31, 2000, real estate held for sale amounted to $234.4 million and valuation reserves of $2.1 million were recorded in general investment reserves.

  The carrying value on non-income producing real estate amounted to $86.0 million and $65.2 million at December 31, 2001 and 2000, respectively. Depreciation expense on real estate during the years ended December 31, 2001, 2000 and 1999 was $78.7 million, $101.6 million and $80.4 million, respectively. No impairments on real estate were recorded during the years ended December 31, 2001, 2000 and 1999.

f. Other

  The carrying value of investments which were non-income producing for the preceding twelve months was $129.5 million and $113.5 million at December 31, 2001 and 2000, respectively. Investments in joint ventures and partnerships were $1,217.4 million and $1,255.5 million at December 31, 2001 and 2000, respectively. Net investment income on joint ventures and partnerships was $42.6 million, $2.1 million and $21.9 million for the years ended December 31, 2001, 2000 and 1999, respectively. Net investment income on derivative instruments was $170.8 million, $15.0 million and $32.3 million for the years ended December 31, 2001, 2000 and 1999, respectively.

g. Realized capital gains and losses

Net realized capital gains and losses were comprised of the following:

	Years Ended December 31,
	2001	2000	1999
	(In Millions)
Bonds	$(75.9)	$ 81.3	$(28.7)
Common stocks	3.8	53.6	49.6
Mortgage loans	8.6	(7.2)	(2.7)
Real estate	39.1	33.3	16.2
Closed derivatives	(57.7)	(156.1)	(30.6)
Derivatives marked to market	274.6	–	–
Other investments	(40.5)	106.6	(3.6)
Federal and state taxes	(26.3)	(85.0)	(23.9)

Net realized capital gains before deferral to IMR	125.7	26.5	(23.7)
(Gains) losses deferred to IMR	(3.6)	102.6	44.9
Less: taxes on net deferred gains (losses)	1.2	(35.9)	(15.8)

Net deferred to IMR	(2.4)	66.7	29.1

Net realized capital gains	$123.3	$ 93.2	$ 5.4

  Notes to Statutory Financial Statements, Continued

  4. PORTFOLIO RISK MANAGEMENT

  The Company uses derivative financial instruments in the normal course of business to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The investment risk is assessed on a portfolio basis and derivative financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for deferral accounting is not met. The Company does not hold or issue these financial instruments for trading purposes.

  The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. The fair value of these contracts is included in other investments on the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized gains and losses when contracts are closed and at each reporting date. Net amounts receivable and payable are accrued as adjustments to net investment income and included in other investments on the Statutory Statements of Financial Position. At December 31, 2001 and 2000, the Company had interest rate swaps with notional amounts of $14,102.3 million and $10,314.5 million, respectively. The Company’s credit risk exposure was limited to the fair values of $627.3 million and $409.1 million at December 31, 2001 and 2000, respectively.

  Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years. The fair value of these contracts is included in other investments on the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized gains and losses when contracts are closed and at each reporting date. At December 31, 2001 and 2000, the Company had option contracts with notional amounts of $6,857.3 million and $10,089.8 million, respectively. The Company’s credit risk exposure was limited to the fair values of $87.4 million and $89.3 million at December 31, 2001 and 2000, respectively.

  Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. The fair value of caps and floors is included in other investments in the Statutory Statements of Financial Position. Amounts receivable and payable are accrued as adjustments to net investment income and are included in other assets in the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. At December 31, 2001 and 2000, the Company had agreements with notional amounts of $1,100.0 million and $2,883.0 million, respectively. The Company’s credit risk exposure on these agreements was limited to the fair values of $10.5 million and $17.7 million at December 31, 2001 and 2000, respectively.

  The Company utilizes currency swaps for the purpose of managing currency exchange risks that are mainly related to funding agreements. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. Notional amounts related to these agreements totaled $1,868.0 million and $506.2 million at December 31, 2001 and 2000, respectively. The Company’s credit risk exposure on these agreements is limited to the fair values of $44.3 million and $11.5 million at December 31, 2001 and 2000, respectively.

  The Company utilizes certain other agreements including forward commitments, and asset and equity swaps to reduce exposures to various risks. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. Notional amounts related to these agreements totaled $234.4 million and $496.0 million at December 31, 2001 and 2000, respectively. The Company enters into forward United States Treasury, Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and other commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. At December 31, 2001 and 2000, the Company had United States Treasury, GNMA, FNMA and other purchase commitments which will settle during the following year with contractual amounts of $1,869.8 million and $412.3 million, respectively. The Company’s credit risk exposure on these agreements is limited to the fair values of $4.2 million and $1.2 million at December 31, 2001 and 2000, respectively.

  Notes to Statutory Financial Statements, Continued

  The Company enters into financial futures contracts for the purpose of managing interest rate exposure. The Company’s futures contracts are exchange traded with minimal credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Changes in the value of these contracts are recorded as realized gains and losses when contracts are closed and at each reporting date. As of December 31, 2001 and 2000, the Company had entered into financial futures contracts with contractual amounts of $488.4 million and $992.8 million, respectively.

  The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $172.0 million and $548.3 million at December 31, 2001 and 2000, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions are obtained with counterparties when considered prudent.

  The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

  5. FAIR VALUE OF FINANCIAL INSTRUMENTS

  Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material affect on the estimated fair value amounts.

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

  Bonds, common and preferred stocks: Estimated fair value of bonds and stocks is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market prices for comparable investments.

  Mortgage loans: The fair value of mortgage loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

Policy loans, cash and short-term investments: Estimated fair value for these instruments approximates the carrying amounts reported in the Statutory Statements of Financial Position.

Other financial instruments: The estimated fair value for these instruments is determined based on quotations obtained from dealers or other reliable sources.

Investment-type insurance contracts: The estimated fair value for liabilities under investment-type insurance contracts are determined by discounted cash flow projections.
  Notes to Statutory Financial Statements, Continued

The following table summarizes the carrying value and fair value of the Company’s financial instruments at December 31, 2001 and 2000:

	2001		2000
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)

Financial assets:

Bonds	$26,596.3	$26,583.5	$25,212.5	$25,191.0
Common stocks	444.7	444.7	486.8	486.8
Preferred stocks	152.1	159.7	135.8	137.7
Mortgage loans	6,930.1	7,277.9	6,949.5	7,081.0
Policy loans	6,071.2	6,071.2	5,727.1	5,727.1
Cash and short-term investments	4,683.8	4,683.8	2,292.4	2,292.4

Other financial instruments:

Interest rate swap agreements	627.3	627.3	–	409.1
Options	87.4	87.4	69.6	89.3
Interest rate caps & floors	10.5	10.5	7.9	17.7
Currency swaps	44.3	44.3	–	11.5
Forward commitments, equity and asset swaps	4.2	4.2	(4.7)	1.2

Financial liabilities:

Investment type insurance contracts	10,191.5	10,249.7	8,436.9	8,290.3

  6. REINSURANCE

  The Company utilizes reinsurance agreements to reduce exposure to large losses in certain aspects of its insurance business. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk.

  The Company records a receivable for reinsured benefits paid and the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

  Premiums ceded were $220.3 million, $160.2 million and $142.7 million and reinsurance recoveries were $134.5 million, $93.9 million and $100.1 million for the periods ended December 31, 2001, 2000 and 1999, respectively. Amounts recoverable from reinsurers were $48.9 million and $55.6 million as of December 31, 2001 and 2000, respectively. At December 31, 2001, five reinsurers accounted for 83% of the outstanding reinsurance recoverable from reinsurers.

  7. FEDERAL INCOME TAXES

  Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as policyholder dividends and tax credits, resulted in effective tax rates which differ from the federal statutory tax rate.

  Notes to Statutory Financial Statements, Continued

For the years ending December 31, 2001, 2000 and 1999, the Company’s effective tax rate differs from the federal statutory tax rate of 35% for the following reasons:

	2001	2000	1999
	(In Millions)
Expected federal income tax expense using 35%	$286.5	$279.6	$218.0
Income not subject to tax	(58.8)	(41.2)	(46.5)
Tax credits, net of foreign taxes	(32.5)	(32.9)	(21.8)
Policy reserves	4.6	10.3	29.3
Policy acquisition costs	15.2	10.8	13.4
Policyholder dividends and related items	(13.6)	5.4	19.1
Investment items	(25.1)	(13.3)	(13.0)
Expense items	(39.9)	(25.5)	(15.3)
Other	(14.1)	(46.0)	(22.3)

Total federal income tax expense	122.3	147.2	160.9
Capital gains tax expense	21.6	82.2	21.0

Current income tax expense	$143.9	$229.4	$181.9

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2001 were as follows (in millions):

Deferred Tax Assets:

Policy reserves	$ 361.6
Policy acquisition costs	352.9
Policyholder dividends and related items	382.1
Expense items	233.7
Investment items	172.9
Other items	92.4

Total deferred tax assets	1,595.6
Non-admitted deferred tax assets	(470.7)

Admitted deferred tax assets	$1,124.9

Deferred Tax Liabilities:

Investment items	$ 344.0
Policy reserves	24.1
Pension liabilities	113.5
Expense items	140.6

Total deferred tax liabilities	622.2

Net admitted deferred tax asset	$ 502.7

  The change in deferred tax assets of $302.2 million, net of non-admitted assets, less the change in deferred tax liabilities of $279.4 million resulted in the net change in deferred taxes of $22.8 million as of December 31, 2001.

  In 2001, 2000 and 1999, the Company paid federal income taxes in the amounts of $209.5 million, $223.6 million and $82.5 million, respectively. Federal income taxes available for recovery in the event of future net losses are $152.8 million in 2001, $226.3 million in 2000, and $186.5 million in 1999.

  The Company plans to file its 2001 federal income tax return on a consolidated basis with its eligible consolidated subsidiaries and certain affiliates. The Company and its eligible consolidated subsidiaries and certain affiliates are subject to a written tax allocation agreement, which allocates the group’s consolidated tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

  Notes to Statutory Financial Statements, Continued

  The Internal Revenue Service has completed examining the Company’s income tax returns through the year 1994 and is currently examining the years 1995 through 1997. Management believes adjustments which may result from such examinations will not materially affect the Company’s financial position.

  Components of the formula for determining deductible policyholder dividends have not been finalized for 2001 or 2000. The Company records the estimated effects of anticipated revisions in the Statutory Statements of Income.

  8. BENEFIT PLANS

The Company provides multiple benefit plans to employees, agents and retirees, including retirement plans and life and health benefits.

Retirement and Savings Plans

  The Company sponsors a retirement plan in the form of a cash balance pension plan. On January 1, 2001, the pension plan of an unconsolidated subsidiary was merged into the cash balance plan. With the addition of the agent population on March 1, 2001, the plan now covers substantially all employees. Benefits under the cash balance pension plan are expressed as an account balance that is increased monthly with pay and interest credits. Pay credits are based on employee age and years of service. Special provisions apply to participants who were in the prior traditional defined benefit plans.

  The Company accounts for this plan following statutory accounting practices. Accordingly, as permitted by the Commonwealth of Massachusetts Division of Insurance, the Company has recognized a plan asset of $255.6 million and $383.4 million at December 31, 2001 and 2000, respectively. The amount credited to operations for this plan was $29.4 million, $58.6 million and $53.5 million for 2001, 2000 and 1999, respectively. The Company’s policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 2001 and 2000. The assets of the plan are invested in group annuity contracts which invest in the Company’s general and separate accounts.

  The Company sponsors defined contribution plans for employees and agents encompassing substantially all of its employees. On January 1, 2001, the profit sharing plan of an unconsolidated subsidiary was merged into the MassMutual Thrift Plan and on March 2, 2001 the Company merged the Agents’ 401(k) Savings Plan into the MassMutual Thrift Plan. The Company funds this plan by matching employee contributions up to three percent of pay, within certain limits, based on years of service and the financial results of the Company each year.

  Company contributions and any related earnings are vested based on years of service using a graduated vesting schedule with full vesting after three years of service. The Company also maintains the Agent Pension Plan. Contributions to this money purchase plan for future service were discontinued on February 28, 2001. The assets of the plan are invested in group annuity contracts which invest in the Company’s general and separate accounts.

  During 1999, the Company offered an early retirement program to employees over the age of 50 with more than 10 years of service. Employees that elected this program received enhanced benefits that included an additional five years of credited service and an additional five years of attained age. Additionally, a 25% cash bonus was offered for those electing a lump sum settlement of their benefit. Employee pension benefits, including the early retirement program enhancements, are paid directly from plan assets. The Company recorded a $78.9 million reduction to Policyholders’ Contingency Reserves in 1999, as a result of these benefit plan enhancements.

Life and Health

  Life and health insurance benefits are provided to employees and agents through group insurance contracts. Substantially all of the Company’s employees and agents may become eligible for continuation of certain of these benefits if they retire as active employees or agents of the Company. The Company accounts for these benefits following statutory accounting practices. The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. At December 31, 2001 and 2000, the net unfunded accumulated benefit obligation was $206.5 million and $166.8 million, respectively, for employees and agents eligible to retire or currently retired and $27.1 million and $29.5 million, respectively, for participants not eligible to retire.

  Notes to Statutory Financial Statements, Continued

A summary of assets, obligations and assumptions of the retirement, life and health benefit plans were as follows at December 31, 2001 and 2000:

	Retirement Benefits		Life and Health Benefits
	2001	2000	2001	2000
	(In Millions)
Change in benefit obligation:

Benefit obligation at beginning of year	$ 851.6	$ 805.3	$ 185.4	$ 189.1
Service cost	22.5	16.8	5.1	3.8
Interest cost	60.2	60.0	13.9	13.1
Contribution by plan participants	–	–	–	–
Actuarial gain (loss)	(3.9)	6.5	15.9	(8.1)
Benefits paid	(57.0)	(86.9)	(13.0)	(12.5)
Plan amendments	–	–	15.9	–
Business combinations, divestitures, curtailments, settlements and special termination benefits	5.4	49.9	–	–
Adjustment for Codification	(24.1)	–	–	–

Benefit obligation at end of year	$ 854.7	$ 851.6	$ 223.2	$ 185.4

Change in plan assets:

Fair value of plan assets at beginning of year	$1,072.6	$1,165.3	$ 18.6	$ 20.4
Actual return on plan assets	(107.4)	(16.1)	0.8	1.1
Employer contribution	10.6	10.3	10.3	9.7
Benefits paid	(57.0)	(86.9)	(13.0)	(12.6)
Business combinations, divestitures and settlements	9.0	–	–	–

Fair value of plan assets at end of year	$ 927.8	$1,072.6	$ 16.7	$ 18.6

Funded status:

Unamortized prior service cost	–	$ 15.7	–	–
Unrecognized net gain (loss)	$ (214.9)	(89.0)	$ (12.0)	$ 4.2
Remaining net obligation or net asset at initial date of application	(9.2)	38.1	(58.1)	(46.0)
Prepaid assets (accrued liabilities)	297.2	256.2	(136.4)	(125.0)

Funded status of the plan	$ 73.1	$ 221.0	$(206.5)	$(166.8)

Benefit obligation for non-vested employees	$ 26.2	$ 24.1	$ 27.1	$ 29.5

Components of net periodic benefit cost:

Service cost	$ 22.5	$ 16.8	$ 5.2	$ 3.8
Interest cost	60.3	60.0	13.9	13.1
Expected return on plan assets	(111.5)	(115.3)	(1.2)	(1.3)
Amortization of unrecognized transition obligation or transition asset	1.3	(10.6)	3.8	3.9
Amount of recognized gains and losses	0.1	0.2	–	–
Amount of prior service cost recognized	–	(1.5)	–	–

Total net periodic benefit cost	$ (27.3)	$ (50.4)	$ 21.7	$ 19.5

  Notes to Statutory Financial Statements, Continued

The following rates were used in determining the actuarial present value of the accumulated benefit obligations:

	Retirement Benefits		Life and Health Benefits
	2001	2000	2001	2000
Discount rate	7.50%	7.50%	7.50%	7.50%
Increase in future compensation levels	4.00%	4.00%	5.00%	5.00%
Long-term rate of return on assets	10.00%	10.00%	6.75%	6.75%
Assumed increases in medical cost rates in the first year	–	–	9.00%	9.00%
declining to	–	–	5.00%	5.00%
Within	–	–	5 years	5 years

  A one percent increase in the annual assumed inflation rate of medical costs would increase the 2001 accumulated post retirement benefit liability and benefit expense by $13.6 million and $1.2 million, respectively. A one percent decrease in the annual assumed inflation rate of medical costs would decrease the 2001 accumulated post retirement benefit liability and benefit expense by $12.7 million and $1.1 million, respectively.

The net expense charged to operations for all employee benefit plans was $55.0 million in 2001, $15.8 million in 2000, and $28.9 million in 1999.

  9. SURPLUS NOTES

  The Company issued surplus notes of $100.0 million at 7.5 percent and $250.0 million at 7.625 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. All surplus notes of both series are held by bank custodians for unaffiliated investors. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts (“the Commissioner”).

  All payments of interest and principal are subject to the prior approval of the Commissioner. Anticipated sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023, and $50.0 million in 2024.

  Interest on the notes issued in 1994 is paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 2001, 2000 and 1999.

  10. RELATED PARTY TRANSACTIONS

  The Company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements related to subsidiaries and affiliates were $244.3 million, $241.7 million and $241.9 million for 2001, 2000 and 1999, respectively. The majority of these fees were from C. M. Life Insurance Company which accounted for $171.6 million in 2001, $172.6 million in 2000, and $124.5 million in 1999.

  Various subsidiaries and affiliates, including David L. Babson, provide investment advisory services for the Company. Total fees for such services were $101.3 million, $98.8 million and $43.9 million for 2001, 2000 and 1999, respectively. In addition, certain subsidiaries provide administrative services for employee benefit plans to the Company. Total fees for such services were $8.8 million, $7.3 million and $9.0 million for 2001, 2000 and 1999, respectively.

  The Company has reinsurance agreements with its subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, including stop-loss and modified coinsurance agreements on life insurance products. Total premiums assumed on these agreements were $410.4 million in 2001, $358.3 million in 2000 and $39.2 million in 1999. Fees and other income include a $42.0 million, $6.2 million and $1.8 million expense allowance in 2001, 2000 and 1999, respectively. Total policyholder benefits assumed on these agreements were $50.2 million in 2001, $47.6 million in 2000 and $43.8 million in 1999.

  11. INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

  MassMutual has two primary domestic life insurance subsidiaries, C. M. Life Insurance Company (“C.M. Life”), which primarily writes variable annuities and universal life insurance, and MML Bay State Life Insurance Company (“MML Bay State”), which primarily writes variable life and annuity business.

  The Company’s wholly-owned subsidiary MassMutual Holding Company (“MMHC”) owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

  The Company accounts for the value of its investments in subsidiaries at their underlying net equity. Net investment income is recorded by the Company to the extent that dividends are declared by the subsidiaries. During 2001 and 2000, MassMutual received $155.0 million and $132.9 million, respectively, in dividends from such subsidiaries. Operating results, less dividends declared, for such subsidiaries are reflected as net unrealized capital gains in the Statutory Statements of Changes in Policyholders’ Contingency Reserves. In the normal course of business, the Company provides specified guarantees and funding to its subsidiaries including contributions, if needed, to C. M. Life and MML Bay State to meet regulatory capital requirements. At December 31, 2001 and 2000, the Company had approximately $450.0 million and $500.0 million of outstanding funding commitments, respectively, and a $500.0 million support agreement related to credit facilities. The Company holds debt issued by MMHC and its subsidiaries of $2,366.1 million and $2,034.8 million at December 31, 2001 and 2000, respectively.

Below is summarized statutory financial information for the unconsolidated subsidiaries as of December 31, for the years ended:

	2001	2000	1999
	(In Millions)

Domestic life insurance subsidiaries:

Total revenue	$2,186.5	$3,111.9	$1,608.4
Net loss	(3.8)	(5.5)	(26.1)
Assets	9,344.4	8,738.3	5,961.0
Liabilities	8,963.2	8,419.5	5,697.1

Summarized below is United States GAAP financial information for the unconsolidated subsidiaries as of December 31 and for the years then ended:

	2001	2000	1999
	(In Millions)
Other subsidiaries:

Total revenue	$ 2,443.2	$1,607.2	$1,278.9
Net income	61.2	72.4	106.7
Assets	11,769.5	4,992.2	3,541.8
Liabilities	10,891.4	4,119.6	2,847.2

  12. BUSINESS RISKS AND CONTINGENCIES

  The Company has conducted a review of the financial impact of the tragic events that occurred on September 11, 2001. These events have not materially impacted the Company’s financial position, results of operations, or liquidity for the period ended December 31, 2001 or foreseeable future periods.

  Notes to Statutory Financial Statements, Continued

  Through December 31, 2001 the Company incurred gross claims in the amount of $17.1 million related to the events of September 11, 2001 of which $7.6 million are reinsured, resulting in a net exposure of $9.5 million. In addition to insurance risk, the Company does have investments in certain sectors of the economy which are directly impacted by these events, such as, the airline or travel and leisure industries. These investments are not material with respect to the total investment portfolio. The Company believes that its investment portfolio is of sufficient quality and diversity as to not be materially impacted by the events of September 11, 2001.

  The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

  The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

  13. LEASES

  The Company leases office space and equipment under various noncancelable operating lease agreements. Total rental expense on operating leases was $33.1 million in 2001, $30.3 million in 2000, and $31.2 million in 1999.

Future minimum lease commitments are as follows (in millions):

2002	$ 33.8
2003	31.9
2004	27.8
2005	20.8
2006	16.3
Thereafter	21.2

Total	$151.8

  14. LIQUIDITY

  The withdrawal characteristics of the policyholders’ reserves and funds, including separate accounts, and the invested assets which support them at December 31, 2001 are illustrated below (in millions):

Total policyholders’ reserves and funds and separate account liabilities	$60,678.3
Not subject to discretionary withdrawal	(5,459.6)
Policy loans	(6,071.2)

Subject to discretionary withdrawal	$49,147.5

Total invested assets, including separate investment accounts	$67,977.6
Policy loans and other invested assets	(9,489.5)

Marketable investments	$58,488.1

  15. SUBSIDIARIES AND AFFILIATED COMPANIES

  A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2001, is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

  Notes to Statutory Financial Statements, Continued

Parent
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
CM Assurance Company
CM Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MassMutual Mortgage Finance, LLC
The MassMutual Trust Company
MML Bay State Life Insurance Company
MML Distributors, LLC
MassMutual Assignment Company
Persumma Financial, LLC

Subsidiaries of MassMutual Holding Company
CM Property Management, Inc.
G.R. Phelps & Co., Inc.
HYP Management, Inc.
MassMutual Benefits Management, Inc.
MassMutual Funding, LLC
MassMutual Holding MSC, Inc.
MassMutual Holding Trust I
MassMutual International, Inc.
MMHC Investment, Inc.
MML Investor Services, Inc.
MML Realty Management Corporation
Urban Properties, Inc.
Antares Capital Corporation – 80.0%
Cornerstone Real Estate Advisers, Inc.
DLB Acquisition Corporation – 98.2%
Oppenheimer Acquisition Corporation – 95.36%

Subsidiaries of MassMutual International, Inc.
MassLife Seguros de Vida S. A. – 99.9%
MassMutual Asia, Limited
MassMutual (Bermuda) Ltd.
MassMutual Internacional (Argentina) S.A. – 99.9%
MassMutual International (Bermuda) Ltd.
MassMutual Internacional (Chile) S. A. – 92.5%
MassMutual International (Luxembourg) S. A. – 99.9%
MassMutual International Holding MSC, Inc.
MassMutual Life Insurance Company K.K. (Japan) – 99.5%
MassMutual Mercuries Life Insurance Company – 38.2%

Subsidiaries of MassMutual Holding MSC, Inc.
MassMutual Corporate Value Limited – 46.0%
9048 – 5434 Quebec, Inc.
1279342 Ontario Limited

Subsidiary of MMHC Investment, Inc.
MassMutual/Darby CBO IM Inc.

Affiliates of Massachusetts Mutual Life Insurance Company
MML Series Investment Funds
MassMutual Institutional Funds
  Notes to Statutory Financial Statements, Continued

  16. SUBSEQUENT EVENT

  On March 9, 2002, the Job Creation and Worker Assistance Act of 2002 (the “Act”) was signed into law. One of the provisions of this Act modified the 2001, 2002 and 2003 tax deductibility of the Company’s dividends paid to policyholders. The Company is still evaluating the impact of this Act. Based upon preliminary analysis, the Company anticipates that its tax liability established prior to December 31, 2001 may be reduced by approximately $80.0 million in 2002.

  PART II

  INFORMATION NOT REQUIRED IN PROSPECTUS

  UNDERTAKING TO FILE REPORTS

  Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "Commission") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

  RULE 484 UNDERTAKING

  Article V of the By-laws of MassMutual provide for indemnification of directors and officers as follows:

  Article V. Subject to limitations of law, the Company shall indemnify:

  a) each director, officer or employee;

  b) any individual who serves at the request of the Company as a Secretary, a director, board member, committee member, officer or employee of any organization or any separate investment account, or;

  c) any individual who serves in any capacity with respect to employee benefit plans;

  from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

  Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person's heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

  Notwithstanding the foregoing, no indemnification shall be provided with respect to:

  (1)    any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

  (2)    any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

  (3)    any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person's indemnification is awarded by vote of the Board of Directors.

  In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2), and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person's conduct was such as precludes indemnification under any of such paragraphs.

  The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

  Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  REPRESENTATION UNDER SECTION 26(e)(2)(A)
  OF THE INVESTMENT COMPANY ACT OF 1940

  Massachusetts Mutual Life Insurance Company hereby represents that fees and charges deducted under the flexible premium variable adjustable life insurance policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

  CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 4

  This Post-Effective Amendment is comprised of the following documents:

  The Facing Sheet.

  Cross-reference to items required by Form N-8B-2.

  The Prospectus consisting of 108 pages.

  The Undertaking to File Reports.

  The undertaking pursuant to Rule 484 under the Securities Act of 1933.

  Representation under Section 26(e)(2)(A) of the Investment Company Act of 1940.

  The Signatures.

    Written Consents of the Following Persons:

    1.  Independent auditors', Deloitte & Touche LLP.

    2. Counsel opining as to the legality of securities being registered.

    3. Opinion opining as to actuarial matters contained in the Post-Effective Amendment by
        John M. Valencia, Assistant Vice President.

  The following Exhibits:

  1. The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

  A.      (1) Resolution of Board of Directors of MassMutual establishing the Separate
  Account(3)

      (2) Not applicable.

      (3) Form of Distribution Agreements:

        (a)(1) Form of Distribution Servicing Agreement between
                  MML Distributors, LLC, and MassMutual.(2)

      (a)(2) Co-Underwriting Agreement between MML
                Investors Services, Inc. and MassMutual.(2)

      (a)(3) Variable Products Dealer Agreement.(1)

      (b)      Not applicable.

      (c)      Not applicable.

    (4) Not applicable.

    (5) Form of Flexible Premium Variable Adjustable Life Insurance Policy.(1)

  (6)   (a) Certificate of Incorporation of MassMutual.(3)

    (b) By-Laws of MassMutual.(3)

  (7)    Not applicable.

  (8)   (a) Participation Agreement with Oppenheimer Variable Account Funds.(1)
          (b) Form of Participation Agreement with Panorama Series Fund, Inc.(3)
          (c) Participation Agreement with T. Rowe Price Equity Series, Inc., and T. Rowe Price Fixed Income
               Series, Inc.(1)
          (d) Participation Agreement with MFS Variable Insurance Trust. (1)
          (e) Form of Participation Agreement with Goldman Sachs Variable Insurance Trust. (1)
          (f) Participation Agreement with Fidelity Variable Insurance Products Fund II. (1)

          (g) Participation Agreement with Fidelity Variable Insurance Products Fund(1)
          (h) Participation Agreement with American Century Variable Portfolios, Inc.(8)
          (i)  Participation Agreement with Janus Aspen Series(7)

  (9)   Not applicable.

  (10) Form of Application for Flexible Premium Variable Adjustable Life Insurance Policy.(1)

  (11) Memorandum describing MassMutual's issuance, transfer, and redemption procedures for the Policy.(9)

  2. Opinion and Consent of Counsel as to the legality of the securities being registered.(6)

  3. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

  4. Not applicable.

  5. Opinion and consent of John M. Valencia opining as to the illustrations pertaining to the securities being registered.(6)

  6. Consent of Independent Auditors', Deloitte & Touche LLP. (6)

  7. (i)   Powers of Attorney.(3)
        (ii)  Power of Attorney for Roger G. Ackerman.(4)

      (iii) Power of Attorney for Robert J. O'Connell(5)
      (iv) Power of Attorney for Howard Gunton(7)
      (v)  Power of Attorney for Marc Racicot(10)

  (1)  Incorporated by Reference to Initial Registration Statement No. 333-65887, filed on October 20, 1998.

  (2)  Incorporated by reference to Post-Effective Amendment Number 2 to Registration Statement No. 33-87904 filed on February 28, 1997.

  (3)  Incorporated by reference to Registration Statement No. 333-22557, filed on February 28, 1997.

  (4)  Incorporated by reference to Registration Statement No. 333-45039, filed on June 4, 1998.

  (5)  Incorporated by reference to Pre-Effective Amendment Number 1 to Registration Statement No. 333-65887 filed on January 28, 1999.

  (6)  Filed herewith.

  (7)  Incorporated by reference to Pre-Effective Amendment Number 2 to Registration Statement No. 333-80991, filed on September 20, 1999.

  (8)  Incorporated by reference to Pre-Effective Amendment Number 1 to Registration Statement No. 333-41667, filed on March 19, 1998.

  (9)   Incorporated by reference to Post-Effective Amendment Number 3 to Registration Statement No. 333-65887, filed on April 26, 2001.

  (10) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-73406, filed on Form N-4.

  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 4 pursuant to Rule 485(b) under the 1933 act and has caused this Post-Effective Amendment No. 4 to Registration Statement No. 333-65887 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 25th day of April, 2002.

  MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
      (Depositor)

  By: /s/ Robert J. O'Connell*
  Robert J. O'Connell, President, Chief Executive Officer and Chairman of the Board
  Massachusetts Mutual Life Insurance Company

  /s/ Richard M. Howe     On April 25, 2002, as Attorney-in-Fact pursuant to
  *Richard M. Howe        powers of attorney incorporated by reference.

  As required by the Securities Act of 1933, this Post-Effective Amendment No. 4 to Registration Statement No. 333-65887 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert J. O'Connell* Robert J. O'Connell	President and Chief Executive Officer, Director and Chairman of the Board	April 25, 2002

/s/ Howard Gunton Howard Gunton	Executive Vice President and Chief Financial Officer	April 25, 2002

/s/ Roger G. Ackerman Roger G. Ackerman	Director	April 25, 2002

/s/ James R. Birle* James R. Birle	Director	April 25, 2002

/s/ Gene Chao* Gene Chao, Ph.D.	Director	April 25, 2002

James H. DeAraffenreidt, Jr.	Director

/s/ Patricia Diaz Dennis* Patricia Diaz Dennis	Director	April 25, 2002

/s/ Anthony Downs* Anthony Downs	Director	April 25, 2002

/s/ James L. Dunlap* James L. Dunlap	Director	April 25, 2002

/s/ William B. Ellis* William B. Ellis, Ph.D.	Director	April 25, 2002

/s/ Robert M. Furek* Robert M. Furek	Director	April 25, 2002

/s/ Charles K. Gifford* Charles K. Gifford	Director	April 25, 2002

/s/ William N. Griggs* William N. Griggs	Director	April 25, 2002

/s/ William B. Marx, Jr.* William B. Marx, Jr.	Director	April 25, 2002

/s/ John F. Maypole* John F. Maypole	Director	April 25, 2002

/s/ Marc Racicot* Marc Racicot	Director	April 25, 2002

/s/ Richard M. Howe *Richard M. Howe	On April 25, 2002, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

  REPRESENTATION BY REGISTRANT'S COUNSEL

  As counsel to the Registrant, I, Jennifer B. Sheehan, have reviewed this Post-Effective Amendment No. 4 to Registration Statement No. 333-65887 and I represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/ Jennifer B. Sheehan________________ Jennifer B. Sheehan Counsel Massachusetts Mutual Life Insurance Company

  EXHIBIT LIST

99.2.	Opinion and Consent of Jennifer B. Sheehan.

99.C.1.	Consent of Independent Auditors', Deloitte & Touche LLP.

99.C.6.	Opinion and Consent of John M. Valencia.